As filed with the Securities and Exchange Commission on May 8, 2006
                                                                          Registration No. 333-132309
=====================================================================================================
                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549
                                        ---------------------
                                       AMENDMENT NO. 2 TO THE
                                              FORM S-3
                                       REGISTRATION STATEMENT
                                                UNDER
                                     THE SECURITIES ACT OF 1933
                                        ---------------------
                                 CATERPILLAR FINANCIAL ASSET TRUSTS
                                          (Issuing Entity)
                              CATERPILLAR FINANCIAL FUNDING CORPORATION
                             (Depositor of the Trusts described herein)
              (Exact Name of Registrant as Specified in Its Articles of Incorporation)

                  Nevada                                     88-0342613
       (State or other jurisdiction                       (I.R.S. Employer
             of Organization)                          Identification Number)
                                      ---------------------
                              Caterpillar Financial Funding Corporation
                                  4040 S. Eastern Avenue, Suite 344
                                       Las Vegas, Nevada 89119
                                           (702) 735-2514
                    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                      ---------------------
                                          James A. Duensing
                              Caterpillar Financial Funding Corporation
                                        2120 West End Avenue
                                   Nashville, Tennessee 37203-0001
                                           (615) 341-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                      ---------------------
                                             Copies to:
                                         Mark R. Levie, Esq.
                                           Dora Mao, Esq.
                                 Orrick, Herrington & Sutcliffe LLP
                                          405 Howard Street
                                   San Francisco, California 94105
                                      ---------------------
                    Approximate date of commencement of proposed sale to the public:
      From time to time after this Registration Statement becomes effective as determined by market conditions.
    If any of the securities  being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box: o
    If any of the  securities  being  registered  on this  Form are to be  offered  on a  delayed  or continuous  basis  pursuant  to Rule 415 under the  Securities  Act of 1933,  other  than  securities offered only in connection  with dividend or interest  reinvestment  plans,  check the following box:
|X|
    If this Form is filed to register  additional  securities for an offering pursuant to Rule 462(b)
under the Securities  Act,  please check the following box and list the  Securities Act  registration statement number of the earlier effective registration statement for the same offering: o
    If this Form is a  post-effective  amendment  filed  pursuant to Rule 462(c) under the Securities
Act,  check the  following  box and list the  Securities  Act  registration  statement  number of the earlier effective registration statement for the same offering: o
    If  this  Form  is  a  registration   statement  pursuant  to  General   Instruction  I.D.  or  a
post-effective  amendment  thereto  that shall  become  effective  upon  filing  with the  Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  o
    If this Form is a post-effective  amendment to a registration statement filed pursuant to General
Instruction  I.D.  filed to  register  additional  securities  or  additional  classes of  securities pursuant to Rule 413(b) under the Securities Act, check the following box.  o
                                        ---------------------
                                   CALCULATION OF REGISTRATION FEE
============================== =========== =================== ==================== =============
                               Amount to    Proposed Maximum    Proposed Maximum     Amount of
  Title of Securities to be    be           Aggregate Price    Aggregate Offering   Registration
         Registered            Registered     Per Unit (1)          Price (1)         Fee (2)
------------------------------ ----------- ------------------- -------------------- -------------
Asset-Backed Notes...........$1,273,545,981     100%           $1,273,545,981       $136,269.42
============================== =========== =================== ==================== =============
(1) Estimated solely for purpose of calculating the registration fee.
(2) $107.00 of which was paid in connection with the initial filing of this Registration Statement.  In addition, a filing fee of $136,162.42 was paid with Registration Statement No. 333-123328 in connection with $1,156,860,000 of unissued securities registered by Caterpillar Financial Funding Corporation under
    Registration Statement No. 333-123328, initially filed on March 15, 2005, and is being offset against the total filing fee due for this Registration Statement pursuant to Rule 457(p) of the General Rules and
    Regulations under the Securities Act of 1933, as amended.

    The  Registrant  hereby  amends  this  Registration  Statement  on such  date or  dates as may be necessary to delay its  effective  date until the  Registrant  shall file a further  amendment  which
specifically   states  that  this  Registration   Statement  shall  thereafter  become  effective  in
accordance  with Section 8(a) of the  Securities  Act of 1933, or until this  Registration  Statement shall become  effective on such date as the  Commission,  acting  pursuant to said Section 8(a),  may determine.

--------------------------------------------------------------------------------------------------------

                            SUBJECT TO COMPLETION
PROSPECTUS        PRELIMINARY PROSPECTUS, DATED MAY 8, 2006

                      Caterpillar Financial Asset Trust

                              Asset Backed Notes

                  Caterpillar Financial Funding Corporation
                                  Depositor

                  Caterpillar Financial Services Corporation
                             Servicer and Sponsor

Before you purchase any of these notes, be sure you understand the structure and the risks.  See especially the risk factors beginning on page 9 of this prospectus and the risk factors set forth in the related prospectus supplement.

The notes will be obligations of the issuing entity only and will not be obligations of Caterpillar Inc., Caterpillar Financial Services Corporation,
as servicer, sponsor or otherwise, Caterpillar Financial Funding Corporation, as depositor or otherwise, or any of their respective affiliates.

This prospectus may be used to offer and sell any of the notes only if it is accompanied by the prospectus supplement for the related issuing entity.

The issuing entities:

o      may  periodically  issue asset  backed notes in one
       or more classes; and

o      will own:

o     a  portfolio  of  receivables  consisting  of retail
      installment   sale   contracts   and/or  finance
      leases secured by equipment;

o     collections on those receivables;

o     security  interests in the equipment  securing those
      receivables;

o     funds in the accounts of the issuing entity; and

o     any  credit  enhancement  obtained  for the  issuing
      entity.

The notes:

o     will  represent   nonrecourse   obligations  of  an
      issuing  entity  and  will be paid  only  from  the
      assets of that issuing entity;

o     may have one or more  forms of credit  enhancement;
      and

o     will include one or more classes of notes.

The information in this prospectus is not complete and may be changed.  We may not sell these  securities  until the  registration  statement  filed with the
Securities  and Exchange  Commission is effective.  This  prospectus is not an offer to sell these  securities  and is not  soliciting  an offer to buy these securities in any state where the offer or sale is not permitted.

      Neither the Securities and Exchange  Commission nor any state securities commission has approved or disapproved of these  securities or passed upon the
adequacy  or  accuracy  of  this   prospectus   or  the  attached   prospectus
supplement.  Any representation to the contrary is a criminal offense.

                               ________________

                The date of this Prospectus is ________, 20__

                               TABLE OF CONTENTS

                                                                 Page

 OVERVIEW OF THE INFORMATION IN THIS PROSPECTUS

 THE DEPOSITOR, CATERPILLAR INC., THE SPONSOR

 DESCRIPTION OF THE TRANSFER AND SERVICING

    Servicing and Administrative Compensation

                 OVERVIEW OF THE INFORMATION IN THIS PROSPECTUS
                    AND THE RELATED PROSPECTUS SUPPLEMENT

      This  prospectus  provides  general  information  about  the notes to be issued by the  trusts  that are the  issuing  entities,  some of which may not apply to a particular issuing entity.

      The related  prospectus  supplement  will describe the specific terms of the trust that is the issuing entity and the notes, including:

        o     the timing and amount of interest and principal payments;

        o     information about the receivables;

        o     information about credit enhancement for each offered class;

        o     credit ratings; and

        o     the method for selling the notes.

      You  should  rely  only on  information  on the notes  provided  in this prospectus  and the  related  prospectus  supplement.  We have not  authorized anyone to provide you with different information.

      We have included  cross-references  to captions in these materials where
you  can  find  further  related   discussions.   We  have  started  with  two
introductory  sections  describing the issuing entity and terms in abbreviated form,  followed by a more complete  description of the terms. The introductory sections are:

        o     Summary — gives an overview of the terms which the notes may have

        o     Risk  Factors — describes  briefly  some of the risks to  investors of a purchase of the notes

      Cross  references  may be contained in the  introductory  sections which will  direct  you  elsewhere  in this  prospectus  or the  related  prospectus supplement to more detailed  descriptions of a particular  topic. You can also find references to key topics in the Table of Contents on the preceding page.

      You can find a listing of the pages where  capitalized terms are defined under the caption "Index of Terms" beginning on page 62 in this prospectus.

                                  SUMMARY

      The  following  summary  is  a  short  description  of  the  information contained  elsewhere in this  prospectus.  For that reason,  this summary does not  contain all of the  information  that may be  important  to you. To fully understand the terms of the offering of the notes,  you will need to read both this prospectus and the related prospectus supplement, each in its entirety.

The Issuing Entities

A separate  issuing entity will be formed to issue each series of notes.  Each issuing  entity  will  be a  Delaware  statutory  trust  created  by  a  trust agreement between the depositor and the owner trustee.

The Depositor

Caterpillar  Financial  Funding  Corporation,   a  Nevada  corporation  and  a
wholly-owned subsidiary of Caterpillar Financial Services Corporation.

The Servicer and the Sponsor

Caterpillar  Financial  Services  Corporation — referred to in this prospectus as Cat Financial — a Delaware  corporation  and a  wholly-owned  subsidiary of
Caterpillar Inc.

The Trustees

Each prospectus supplement will specify:

o  the owner trustee of the applicable issuing entity; and

o  the indenture trustee relating to the notes.

The Notes

Each  issuing  entity  will  issue one or more  classes  of  notes.  The notes issued by each  issuing  entity will be governed by an  indenture  between the issuing entity and an indenture trustee.

Some of the notes  issued by each  issuing  entity  may not be  offered to the public.  Each  prospectus  supplement  will  specify  the class or  classes of notes that are being offered.

The  minimum  denominations  will  be  specified  in  the  related  prospectus supplement.

Principal and Interest on the Notes

For each class of notes, the prospectus supplement will state:

o  the principal amount;

o  either the rate of  interest  or the method of  determining  the rate of interest.  The rate of  interest  on the notes may be  fixed,  variable  or adjustable, or any combination of the foregoing;

o  the final scheduled distribution date; and

o  any other payment terms.

Optional Prepayment

Subject to  satisfaction  of any further  conditions  specified in the related prospectus  supplement,  the  servicer  will have the option to  purchase  the receivables  of each issuing  entity on any  distribution  date  following the last day of a collection  period in which the note value of the receivables is
10% or less of the  initial  note  value  of the  receivables,  and,  upon the purchase, the notes will be prepaid in full.

An Issuing Entity May Issue Multiple Classes of Notes With Different
Characteristics

Each  issuing  entity may issue more than one class of notes.  In these cases, the  characteristics of the notes issued by the issuing entity may differ from one to another.  Some of these characteristics are:

o  the rate at which interest accrues, if at all;

o  whether  the  interest  rate is fixed,  variable or  adjustable,  or any combination of the foregoing;

o  timing and/or frequency of interest payments;

o  amount of payments of interest and principal;

o  priority of interest and principal relative to other classes;

o  whether or not  distributions  of principal and interest will be delayed or not made at all upon the occurrence of specified events;

o  whether  payments of principal  and interest may or may not be made from designated portions of the pool of receivables; and

o  allocations of losses on the receivables.

Strip Notes May Be Issued

An issuing  entity  might issue one or more  classes of notes — referred to in this prospectus as strip notes —providing for  distributions of interest which
are  disproportionately   large  or  small  in  comparison  to  the  principal
distributions, including:

o  distributions  of  interest  with no or only a nominal  distribution  of principal; or

o  distributions  of principal  with no or only a nominal  distribution  of interest.

Physical Securities Might Not Be Issued

The notes may be issued in physical form or in  book-entry  form, as described in the  related  prospectus  supplement.  If a  series  or  class  of notes is available  only in  book-entry  form,  each  investor's  interest in the notes would be represented  through entries on the books of a clearing agency rather than by a physical  note held by the  investor.  That issuing  entity will not issue physical notes to investors  unless  specific events occur which make it necessary or desirable to do so.

For a more detailed  description of the events under which physical notes will be issued to investors  owning notes in  book-entry  form,  see the section of this prospectus entitled "Issuance of the Notes—Book-Entry Registration."

The Receivables and Other Trust Property

The  receivables  supporting  the notes  issued by each  issuing  entity  will consist of retail  installment sale contracts and/or finance leases secured by new and/or used equipment  manufactured  primarily by Caterpillar  Inc. or its affiliate, Mitsubishi Caterpillar Forklift America Inc., including:

o  the rights to receive  payments made on the  receivables on or after the cut-off date specified in the related prospectus supplement;

o  security  interests in the equipment  financed by the receivables and in certain other cross-collateralized equipment;

o  various accounts and the proceeds thereof; and

o  any proceeds from claims on various related insurance policies.

The depositor will purchase the receivables  supporting the notes issued by an issuing entity from Cat Financial and then will sell those  receivables to the issuing entity on the closing date.  The related  prospectus  supplement  will
specify  the  aggregate   principal  balance  of  any  receivables   initially
transferred to the issuing entity.

The receivables  will arise from loans and/or leases  originated in connection with sales and leases of financed  equipment to retail  customers  and will be either  originated  by Cat  Financial  or acquired  from those  dealers by Cat
Financial in the ordinary course of its business.  The receivables  sold to an issuing  entity  will be  selected  from the  portfolio  of  installment  sale contracts  and finance  leases  owned by Cat  Financial  based on the criteria specified in the related  purchase  agreement and described in this prospectus and in the related prospectus supplement.

For a more detailed  description  of the  receivables,  including the criteria they  must  meet,  and the  other  property  supporting  the  notes,  see "The
Receivables   Pools"  in  this  prospectus  and  in  the  related   prospectus
supplement.

Other Property of the Issuing Entity

In  addition  to the  receivables,  each  issuing  entity  will own amounts on deposit in various trust accounts, which may include:

o  an account into which collections are deposited;

o  a reserve account or other account relating to credit enhancement; and

o  an account into which  deposits  are made until  applied to the notes on the dates targeted for payment of principal.

Credit and Payment Enhancement

The related  prospectus  supplement  will specify the credit  enhancement,  if any,  for the  issuing  entity  or any  class  of  notes.  Credit  or  payment enhancement may consist of one or more of the following:

o  subordination of one or more classes of securities;

o  cash accounts,  which may include one or more reserve  accounts or yield supplement accounts;

o  "excess  spread," or interest earned on the receivables in excess of the amount required to be paid on the securities;

o  "overcollateralization,"   or   collateralization   greater   than   the
   principal amount of the notes;

o  letters of credit or other credit facilities;

o  surety bonds or insurance policies;

o  guaranteed investment contracts; or

o  interest rate swaps or interest rate caps.

Limitations  or  exclusions  from  coverage  could apply to any form of credit enhancement.  Any form of credit  enhancement  may be  replaced  with  another form of credit  enhancement  described in this  prospectus,  provided that the rating agencies confirm in writing that such  substitution  will not result in a reduction  or  withdrawal  of the rating of any class of notes.  The related prospectus  supplement  will  describe  the  credit  enhancement  and  related limitations and exclusions for notes issued by the issuing entity.

Reserve Account

If the related  prospectus  supplement  specifies that there will be a reserve account,  the depositor  will  initially  deposit an amount,  in cash or other investments,  equal  to  the  amount  required  to  be  deposited  therein  as specified in the related prospectus supplement.

Any reserve  account will be available to cover  shortfalls in the payments on the notes as  described  in the  related  prospectus  supplement.  The related prospectus supplement may also specify:

o  a minimum  balance to be  maintained  in the  reserve  account  and what funds are available for deposit to reinstate that balance, and

o  when and to whom any amount will be distributed  if the balance  exceeds the minimum balance.

For  more  information  about  credit  enhancement,  see  "Description  of the
Transfer and  Servicing  Agreements—Credit  and Payment  Enhancement"  in this prospectus.

Transfer and Servicing of the Receivables

The depositor will convey  receivables to each issuing entity under a sale and servicing  agreement  and each  issuing  entity  will  assign  its  rights and benefits  under the sale and servicing  agreement to the indenture  trustee as collateral  for the notes.  The servicer will agree with the issuing entity to
be  responsible  for  servicing,   managing  and  making  collections  on  the
receivables.

For more  information  about the sale and  servicing of the  receivables,  see
"Description of the Transfer and Servicing  Agreements—Sale  and Assignment of
Receivables" and "—Servicing Procedures" in this prospectus.

Servicing Compensation

Each  issuing  entity  will pay the  servicer  a fee based on the  outstanding balance of the receivables  for providing  servicing of the  receivables.  The amount of the fee will be  specified  in the  related  prospectus  supplement.
The  servicer  will  also be  entitled  to retain  as  supplemental  servicing compensation or as required by applicable law or otherwise:

o  late fees;

o  extension fees;

o  other   administrative  fees  or  similar  charges  in  respect  of  the receivables; and

o  property and sales taxes (with respect to finance leases).

Repurchase May Be Required for Modified Receivables

Consistent with its normal  servicing  procedures,  the servicer may extend or
modify  the  payment  schedule  of  a  receivable.   However,  some  of  these
arrangements may obligate the servicer to repurchase the receivable.

For a discussion of the servicer's  repurchase  obligations,  see "Description of  the  Transfer  and  Servicing  Agreements—Servicing  Procedures"  in  this prospectus.

Repurchase May Be Required for Breaches of Representations, Warranties or
Covenants

Cat  Financial  will  make  representations  and  warranties  relating  to the receivables  when it  sells  them to the  depositor  in the  related  purchase agreement.  The depositor  will make similar  representations  and  warranties when it sells the  receivables  to the issuing  entity in the related sale and
servicing  agreement.   In  addition,  Cat  Financial,   in  its  capacity  as
servicer,  will  make  certain  covenants  relating  to the  servicing  of the receivables as set forth in the related sale and servicing agreement.

o  Cat  Financial  will be required to  repurchase  a  receivable  from the
   depositor   or  the   issuing   entity  if  (1)  one  of  Cat   Financial's
   representations  or warranties is breached with respect to that  receivable and  (2)  the  receivable  is  materially  and  adversely  affected  by the breach.  The depositor will assign its rights  against Cat Financial  under the related purchase agreement to the issuing entity.

o  Cat Financial will also be required to repurchase a receivable  from the issuing  entity if (1) a covenant of Cat  Financial as servicer is breached with respect to that  receivable  and (2) the  receivable is materially and adversely affected by the breach.

o  The  depositor  will be required to  repurchase  a  receivable  from the
   issuing  entity  if  (1)  one  of  the  depositor's   representations   and
   warranties  is  breached  with  respect  to  that  receivable  and  (2) the receivable is materially and adversely affected by the breach.

For a discussion of the  representations and warranties given by Cat Financial and its related repurchase  obligations,  see "Description of the Transfer and
Servicing Agreements—Sale and Assignment of Receivables" in this prospectus.

Administration of the Issuing Entities

Cat  Financial  will  be the  administrator  of  the  issuing  entities.  Each issuing entity will pay the administrator an administration  fee in the amount specified in the related prospectus supplement.

The Issuing Entity's Security Interest in the Receivables and the Equipment
Securing the Receivables

Cat  Financial  will assign to the  depositor  its  ownership  interest in the receivables  and its security  interest in the financed  equipment and certain
other  cross-collateralized   equipment  securing  the  receivables,  and  the
depositor will in turn assign those receivables and security  interests to the issuing entity.

For more  information  about each issuing  entity's  security  interest in the financed  equipment  and other  cross-collateralized  equipment  securing  the receivables,  see "Certain Legal Aspects of the Receivables—Security  Interest
in the Equipment" in this prospectus.

Tax Status

Upon the issuance of notes by an issuing entity:

o  To the extent specified in the related  prospectus  supplement,  Orrick,
   Herrington  & Sutcliffe  llp will deliver an opinion that the notes will be classified as debt;

o  Orrick,  Herrington  & Sutcliffe  llp will  deliver an opinion  that for federal  income tax purposes the issuing  entity will not be  characterized as  an  association  (or  a  publicly  traded  partnership)  taxable  as  a corporation; and

o  Waller  Lansden  Dortch & Davis,  LLP,  special  Tennessee tax counsel, will  deliver an opinion that the issuing  entity  should not be subject to taxation in Tennessee.

See  "Summary  of Terms of the  Notes—Tax  Status"  and  "Federal  Income  Tax
Consequences"  in the related  prospectus  supplement and "Federal  Income Tax
Consequences" and "Certain State Tax Considerations" in this prospectus.

ERISA Considerations

Administrators  of employee benefit plans should review the matters  discussed under "ERISA  Considerations" in this prospectus and in the related prospectus supplement.

                               RISK FACTORS

      You should  consider the following  risk factors in deciding  whether to purchase any of the notes.

Subordination may       The rights of the holders of any class of notes to
cause some classes of   receive payments of interest and principal may be
notes to bear           subordinated to one or more other classes of notes.
additional credit risk  Holders of subordinated classes of notes will bear more credit risk than the more senior classes.
                        Subordination may take the following forms:

                        o   interest payments on any date on which interest
                            is due will first be allocated to the more senior
                            classes;

                        o   principal payments on the subordinated classes
                            might not begin until principal of the more senior
                            classes is repaid in full;

                        o   subordinated classes bear the first risk of
                            losses; and

                        o   if the indenture trustee had to sell receivables,
                            the net proceeds of that sale may be allocated
                            first to pay principal and interest on the more
                            senior classes.

                        The timing and priority of payment, seniority,
                        allocations of losses and method of determining
                        payments on the respective classes of notes of any
                        issuing entity will be described in the related
                        prospectus supplement.

The notes may suffer    Each issuing entity will have receivables as assets
losses because the      and, to the extent specified in the related prospectus
source of funds for     supplement, various trust accounts and any credit
payment on the notes    enhancement.
is limited to the
assets of the issuing   None of the depositor, Cat Financial or any of their
entity                  affiliates is obligated to make any payments relating
                        to the notes of an issuing entity or the receivables
                        owned by an issuing entity.  Therefore, you may seek
                        payment of your notes only from the assets of the
                        issuing entity.  If these assets are insufficient, you
                        may suffer losses on your notes.  There are, however,
                        two exceptions:

                        o   first, Cat Financial and the depositor will make
                            certain representations and warranties regarding
                            the characteristics of the receivables and may have
                            to repurchase one or more receivables if any of
                            these representations and warranties are breached
                            and such receivables are materially and adversely
                            affected by such breach; and

                        o   second, the servicer may have to repurchase one
                            or more receivables if it breaches certain of its
                            servicing obligations with respect to such
                            receivables.

                        The failure of Cat Financial, the depositor or the
                        servicer to repurchase a receivable if it breaches a
                        representation or warranty with respect to that
                        receivable or its servicing obligations with respect to
                        that receivable, as applicable, would reduce the funds
                        available for payment on the notes.

                        Amounts on deposit in any reserve account will be
                        limited and subject to depletion.  The amount required
                        to be on deposit in any reserve account will be limited
                        in amount, as stated in the related prospectus
                        supplement.  Unless an issuing entity has another form
                        of credit enhancement, after the amounts in the reserve
                        account are depleted, the issuing entity will depend
                        solely on collections on the receivables to make
                        payments on the notes.  The balance in any reserve
                        account will decrease as amounts are paid out to cover
                        shortfalls in distributions of principal and interest
                        on the notes.

                        You may suffer losses upon a liquidation of the
                        receivables if proceeds of the liquidation are less
                        than the amounts due on the outstanding notes.  If the
                        receivables of any issuing entity are liquidated, the
                        related noteholders may suffer losses if the
                        receivables are sold for less than the total amount due
                        on the notes.  If any event of default occurs under the
                        related indenture, the related indenture trustee may
                        sell the receivables owned by the related issuing
                        entity, subject to the conditions set forth in
                        "Description of the Notes—The Indenture—Events of
                        Default; Rights Upon Events of Default" in this
                        prospectus.  The market value of the receivables may be
                        less than the aggregate principal amount of the
                        outstanding notes.  Therefore, upon an event of default
                        with respect to the notes of any issuing entity, there
                        can be no assurance that sufficient funds will be
                        available to repay the related noteholders in full.

You may have to         If the principal on your notes is repaid sooner than
reinvest your           you anticipate, you may not be able to reinvest the
principal at a lower    principal repaid to you at a rate of return that is
rate of return because  equal to or greater than the rate of return on your
of earlier than         notes.
anticipated repayment
of principal on the     Potential early payment of notes due to prepayment of
notes                   receivables.  All of the receivables relating to
                        installment sale contracts will be prepayable at any
                        time.  Although the receivables relating to finance
                        leases are generally not prepayable, obligors generally
                        are permitted to prepay a finance lease upon payment of
                        the aggregate remaining lease scheduled payments due
                        (which amount would include an implicit interest
                        amount).  "Prepayments" may include:

                        o     voluntary prepayments;

                        o     liquidations due to defaults;

                        o   repurchases of receivables by Cat Financial or
                            the depositor due to breaches of representations
                            and warranties related to those receivables;

                        o     receipts of proceeds from insurance policies; and

                        o     receivables purchased for administrative reasons.

                        A variety of economic, financial, climatic and other
                        factors will influence the rate of prepayments on the
                        receivables.  The rate of prepayments on the
                        receivables may also be influenced by programs offered
                        from time to time by providers of financing, including
                        Cat Financial, that solicit or make available credit
                        that may be used to prepay receivables.  Faster than
                        expected prepayments on the receivables will require
                        the issuing entity to make payments on the notes
                        earlier than expected.

The notes may suffer    Cat Financial will represent, warrant and covenant that
losses if other liens   the depositor has a first priority perfected ownership
have priority over the  interest in the receivables.  The depositor will>
lien of the indenture   represent, warrant and covenant that the issuing entity
                        has a first priority perfected ownership or security
                        interest in the receivables.  The issuing entity will
                        represent, warrant and covenant that the indenture
                        trustee has a first priority security interest in the
                        receivables.  If any of these representations,
                        warranties or covenants is breached, then other liens
                        may have priority over the lien of the related
                        indenture in favor of the related indenture trustee on
                        the receivables, and delays or reductions in payments
                        on the notes may result.

                        Uniform Commercial Code financing statements will be
                        filed to perfect each of these transfers.  Cat
                        Financial will indicate on its computer records that
                        the receivables have been sold to the depositor,
                        transferred by the depositor to the issuing entity and
                        transferred by the issuing entity to the indenture
                        trustee, but the physical receivables files and the
                        installment sale contracts or finance leases will not
                        be stamped or otherwise marked to reflect the various
                        transfers.  As a result, if a third party (other than
                        any custodian for the issuing entity) were to obtain
                        physical possession of the receivables files without
                        actual knowledge of the prior transfers to the
                        depositor, the issuing entity and the indenture
                        trustee, the indenture trustee's interest in the
                        receivables could be defeated, thereby likely resulting
                        in delays or reductions in payments on the notes.
                        Similarly, if there is more than one original of any
                        receivable, and a third party (other than any custodian
                        for the issuing entity) were to obtain physical
                        possession of the duplicate original without actual
                        knowledge of the prior transfers to the depositor, the
                        issuing entity and the indenture trustee, the indenture
                        trustee's interest in the related receivables could be
                        defeated, thereby possibly resulting in delays or
                        reductions in payments on the notes.

                        If provided for in the related prospectus supplement, a
                        custodian may take possession of the receivables files
                        pursuant to a custodial agreement and may maintain
                        possession of the receivables files in a space leased
                        by the custodian proximate to the principal executive
                        office of the depositor, using an employee that the
                        custodian has temporarily borrowed from the depositor
                        or an affiliate.  In such circumstances, possession by
                        the custodian of the receivables files may not be
                        sufficient by itself to perfect any transfer of the
                        receivables and it may be necessary to rely on the
                        filing of financing statements as the sole means of
                        perfecting each transfer of the receivables, subject to
                        the risks discussed in the immediately preceding
                        paragraph.

                        Cat Financial will represent, warrant and covenant that
                        Cat Financial has a first priority perfected security
                        interest in the financed equipment relating to each
                        receivable.  If this is not true with respect to a
                        particular piece of financed equipment, then the right
                        of Cat Financial — and therefore the depositor, the
                        issuing entity, and the indenture trustee — to enforce
                        that security interest to obtain payment on the related
                        receivable may be impaired, and there may be delays or
                        reductions in payments on the notes.  In addition, Cat
                        Financial will not file assignments of the financing
                        statements that perfect the security interests in the
                        financed equipment.  As a consequence, Cat Financial
                        acting by itself has the ability to release, terminate,
                        or otherwise impair the security interest in an item of
                        financed equipment; should this occur, it could result
                        in delays or reductions in payments on the notes.

                        As servicer, Cat Financial will be permitted to
                        commingle collections on the receivables with its own
                        funds for the periods of time specified in the transfer
                        and servicing agreements.  See "Description of the
                        Transfer and Servicing Agreements—Payments on
                        Receivables" in this prospectus.  The depositor, the
                        issuing entity, the indenture trustee, and the holders
                        of the notes may not have a perfected interest in
                        collections on the receivables in the possession of Cat
                        Financial as servicer, and thus if Cat Financial is
                        unable or fails to perform its obligation to turn over
                        collections to the indenture trustee, payments on the
                        notes could be delayed or reduced.

Bankruptcy of Cat       A bankruptcy of Cat Financial could result in delays or
Financial or a dealer   reductions in payments on the notes.  Cat Financial
could result in delays  will represent and warrant that the transfer of each
in payment or losses    receivable to the depositor is a sale.  If Cat
on the notes            Financial were to become a debtor in a bankruptcy case,
                        and a party in interest (including Cat Financial
                        itself) were to take the position that the transfer of
                        the receivables to the depositor should be

                        recharacterized as the grant of a security interest in
                        such receivables to secure a borrowing of Cat
                        Financial, delays in payments on the notes could
                        result.  If a court were to adopt such position, then
                        delays or reductions in payments on the notes could
                        result.

                        Cat Financial and the depositor have taken steps to
                        minimize the risk that in the event Cat Financial were
                        to become the debtor in a bankruptcy case, a court
                        would order that the depositor's assets and liabilities
                        be substantively consolidated with those of Cat
                        Financial.  The depositor is a separate corporation.
                        The depositor's organizational documents provide that
                        it shall not commence a voluntary bankruptcy case
                        without the unanimous affirmative vote of all of the
                        depositor's directors, although this provision may not
                        be enforceable.  Nevertheless, if a party in interest
                        (including Cat Financial itself) asserted that the
                        depositor's assets and liabilities should be
                        consolidated with those of Cat Financial, delays in
                        payments on the notes could result.  If the court
                        ordered that the depositor's assets and liabilities be
                        consolidated with those of Cat Financial, there could
                        be delays or reductions in payments on the notes.

                        Should Cat Financial go into bankruptcy, there could be
                        other adverse effects on the holders of the notes that
                        could result in delays or reductions in payments on the
                        notes.  These adverse effects could include, but may
                        not be limited to, one or more of the following.
                        Unless approval of the bankruptcy court is obtained,
                        the automatic stay provisions of the Bankruptcy Code
                        could prevent any action by the depositor, the issuing
                        entity, the indenture trustee, or the holders of the
                        notes to enforce any obligations of Cat Financial under
                        the purchase agreement or any other transfer and
                        servicing document or to collect any amount owing by
                        Cat Financial under the purchase agreement or any other
                        transfer and servicing agreement.  In addition, with
                        the authorization of the bankruptcy court, Cat
                        Financial may be able to repudiate the purchase
                        agreement or any of the other transfer and servicing
                        documents to which it is a party.  A repudiation of
                        such an agreement would excuse Cat Financial from
                        performing any of its obligations (including payment
                        obligations) under the agreement and any of the rights
                        of the depositor or the issuing entity under the
                        agreement that have been assigned to the indenture
                        trustee may be limited or eliminated.  Such a
                        repudiation could also excuse the other parties to the
                        agreement from performing any of their obligations.

                        Cat Financial will be both the servicer of the
                        receivables and the administrator of the depositor and
                        the issuing entity.  As servicer, Cat Financial will be
                        permitted to commingle collections on the receivables
                        with its own funds for the periods of time specified in
                        the transfer and servicing agreements.  See
                        "Description of the Transfer and Servicing
                        Agreements—Payments on Receivables" in this
                        prospectus.  In the event of a bankruptcy of Cat
                        Financial, the depositor, the issuing entity, the
                        indenture trustee, and the holders of the notes may not
                        have a perfected interest in any collections on
                        receivables that are in Cat Financial's possession at
                        the time of the commencement of the bankruptcy case.
                        Cat Financial may not be required to turn over to the
                        issuing entity or the indenture trustee any collections
                        on receivables that are in its possession at the time
                        it goes into bankruptcy.

                        To the extent that Cat Financial has commingled
                        collections of receivables with its own funds, the
                        holders of the notes may be required to return to Cat
                        Financial as preferential transfers all payments
                        received on the notes during the one year prior to the
                        bankruptcy.

                        If Cat Financial is in bankruptcy, it may stop
                        performing its functions as servicer or administrator,
                        and it may be difficult to find a third party to act as

                        successor servicer or administrator.  Alternatively,
                        Cat Financial may take the position that unless the
                        amount of its compensation is increased or the terms of
                        its obligations are otherwise altered, it will stop
                        performing its functions as servicer or administrator.
                        If it would be difficult to find a third party to act
                        as successor servicer or administrator, the indenture
                        trustee, as a practical matter, may have no choice but
                        to agree to the demands of Cat Financial.  Cat
                        Financial may also have the power, with the approval of
                        the bankruptcy court, to assign its rights and
                        obligations as servicer or administrator to a third
                        party without the consent, and even over the objection,
                        of the depositor, the issuing entity, the indenture
                        trustee, or the holders of the notes and without
                        complying with the requirements of the applicable
                        documents.

                        The automatic stay provisions of the Bankruptcy Code
                        could prevent (unless approval of the bankruptcy court
                        was obtained) any action by the depositor, the issuing
                        entity, the indenture trustee, or the holders of the
                        notes to enforce any obligations of Cat Financial as
                        servicer or administrator under the applicable
                        documents or to collect any amount owing by Cat
                        Financial as servicer or administrator under the
                        applicable documents.

                        If Cat Financial is in bankruptcy, then, despite the
                        terms of the documents, the depositor, the issuing
                        entity, the indenture trustee, and the holders of the
                        notes may be prohibited from terminating Cat Financial
                        as servicer or administrator and appointing a successor
                        servicer or administrator.

                        The occurrence of any of these events could result in
                        delays or reductions in payments to the holders of the
                        notes. There may also be other possible effects of a
                        bankruptcy of Cat Financial that could result in delays
                        or reductions in payments to the holders of the notes.
                        Regardless of any specific adverse determinations in a
                        bankruptcy case of Cat Financial, the fact that such a
                        case has been commenced could have an adverse effect on
                        the liquidity and market value of the notes.

                        Cat Financial will acquire a number of the receivables
                        from Caterpillar dealers. In addition, if provided for
                        in the related prospectus supplement, certain of such
                        transfers will provide that Cat Financial has recourse
                        to the related Caterpillar dealer for all or a portion
                        of the losses Cat Financial may incur if receivables
                        transferred by such dealer are not paid in full. While
                        Cat Financial intends for all transfers of receivables
                        to it by dealers to be sales, if a Caterpillar dealer
                        were to become a debtor in a bankruptcy case, and a
                        party in interest (including the dealer itself) were to
                        take the position that the dealer's transfer of
                        receivables to Cat Financial should be recharacterized
                        as the grant of a security interest in such receivables
                        to secure a borrowing of the dealer, delays in payments
                        on the notes could result.  If a court were to adopt
                        such position, then delays or reductions in payments on
                        the notes could result.

Delays in collecting    If Cat Financial were to cease acting as servicer, the
payments or making      processing of payments on the receivables and
distributions on the    information relating to collections could delay
notes could occur if    payments to noteholders.  Cat Financial can be removed
Cat Financial ceases    as servicer if it defaults on its servicing
to be the servicer      obligations, as described in this prospectus under the
                        caption "Description of the Transfer and Servicing
                        Agreement—Rights Upon Servicer Default" in this
                        prospectus.

Funds available for     Most states have adopted Article 2A of the Uniform
payment on the notes    Commercial Code regarding leases.  Although there is
may be reduced if the   limited precedent interpreting Article 2A, Article 2A
terms of the finance    may, among other things:
leases are interpreted
under Article 2A of     o   limit enforceability of any "unconscionable"

the Uniform Commercial      finance lease or "unconscionable" provisions in a
Code in a way that          finance lease;
limits the
enforceability of the   o   provide a lessee with remedies, including the
lease terms against         right to cancel the lease contract, for certain
the lessees or              lessor breaches or defaults; or
provides the lessees
with additional         o   add to or modify the terms of "consumer leases"
remedies if they are        and leases where the lessee is a "merchant lessee."
in default on their
obligations under
those leases
                        Cat Financial will represent and warrant with respect
                        to each finance lease conveyed to an issuing entity
                        that:

                        o   to the best of its knowledge, the related lessee
                            has accepted the related financed equipment leased
                            to it and, after a reasonable opportunity to
                            inspect and test, has not notified Cat Financial of
                            any defects in that financed equipment.

                        Regardless of whether Cat Financial breaches any
                        representation or warranty regarding a finance lease
                        conveyed to an issuing entity, if the terms of that
                        finance lease are interpreted under Article 2A of the
                        Uniform Commercial Code in a way that limits the
                        enforceability of the lease terms against the lessee or
                        provides the lessee with additional remedies in the
                        event of a default, the issuing entity may not receive
                        all payments owed to it under the terms of that lease.
                        Any such payment shortfalls would reduce the funds
                        available for payment on the notes.

The principal on your   Federal and state consumer protection laws impose
notes may be repaid     requirements upon creditors in connection with
sooner than you         extensions of credit and enforcement of collections on
anticipate or the       retail installment sale contracts and finance leases.
funds available for     Some of these laws make an assignee of such a contract
payment on your notes   — such as the issuing entity — liable to the obligor on
may be reduced if the   that contract for any violation.
receivables were not
originated in           Cat Financial will be obligated to repurchase
accordance with         receivables that are not originated in compliance with
applicable federal and  applicable federal and state consumer protection laws
state consumer          or are not in compliance with those laws at the time
protection laws         they are sold by Cat Financial to the depositor.  If
                        Cat Financial repurchases any such receivables,
                        principal on your notes may be repaid sooner than you
                        anticipate.  If Cat Financial fails to repurchase any
                        such receivables, the funds available for payment on
                        your notes may be reduced.

If book-entry           If the related prospectus supplement specifies that
registration is used,   noteholders of the issuing entity will hold their
you may be able to      interests through a clearing agency or one of its
exercise your rights    participating organizations, the notes will be
as a noteholder only    registered in the name of a nominee of the clearing
through the clearing    agency and physical certificates will not be issued to
agency                  individual noteholders.  These noteholders will not be
                        recognized directly by the indenture trustee and must
                        exercise all of their rights and receive any payments
                        through the clearing agency or the participating
                        organization unless physical certificates are issued.
                        Physical certificates will only be issued in the
                        limited circumstances described under "Issuance of the
                        Notes—Book-Entry Registration" in this prospectus.  The
                        clearing agency in the U.S. is expected to be DTC and
                        in Europe either Clearstream or Euroclear.

Factors affecting Cat   The success of your investment depends upon the ability
Financial's             of the servicer, Cat Financial, to store, retrieve,
information management  process and manage substantial amounts of information.
systems may increase    If the servicer experiences any interruptions or loss
the risk of loss on     in its information processing or storage capabilities,
your investment         its business, financial conditions, results of
                        operations and ultimately your notes may suffer.

The notes are not       The notes are complex investments that are not a
suitable investments    suitable investment for all investors. The notes should
for all investors       be considered only by investors who, either alone or
                        with their financial, tax and legal advisors, have the
                        expertise to analyze the prepayment, reinvestment,
                        default and market risk, the tax consequences of an
                        investment and the interaction of these factors.

The return on the       The effect of any current or future military action by
notes could be reduced  or against the United States, as well as any future
by shortfalls due to    terrorist attacks, on the performance of the
military action and/or  receivables is unclear, but there may be an adverse
natural disasters       effect on general economic conditions, consumer
                        confidence and general market liquidity. Investors
                        should consider the possible effects on delinquency,
                        default and prepayment experience of the receivables.

                        The effect of natural disasters on the performance of
                        the receivables is unclear, but there may be an adverse
                        effect on general economic conditions, consumer
                        confidence and general market liquidity.  Investors
                        should consider the possible effects on delinquency,
                        default and prepayment experience of the receivables.

                             THE ISSUING ENTITIES

General

      With respect to each series of notes,  the  depositor  will  establish a separate  trust (the  "trust" or the "issuing  entity")  for the  transactions described in this prospectus and in the related  prospectus  supplement.  Each issuing entity will be established as a Delaware  statutory trust formed under the Delaware  Statutory Trust Act,  12 Del. C. § 3801, et seq. and will have a fiscal  year  ending  each  year on  December 31.  After its  formation,  each issuing entity will not engage in any activity other than:

        o   acquiring,  holding and managing the receivables and the other assets of that issuing entity and proceeds from those assets;

        o   issuing and making payments on the related notes;

        o   issuing and making payments on the related certificates representing fractional  undivided  beneficial equity interests in that issuing entity; and

        o   engaging in other activities that are necessary, suitable or convenient
            to  accomplish   the   foregoing  or  are  connected   with  those
            activities.

On the related  closing  date,  simultaneously  with the issuance of the notes and the  certificates  of a given  series,  the  depositor  will  transfer the receivables (as defined herein),  including the related security  interests in the  financed  equipment,  to the related  issuing  entity in exchange for the notes and certificates of such series.

      The  servicer  will  continue  to service the  receivables  held by each issuing entity and will receive fees for those services.  See  "Description of
the   Transfer   and   Servicing   Agreements—Servicing   and   Administrative
Compensation  and Payment of Expenses" in this  prospectus  and in the related prospectus supplement.

      The related  prospectus  supplement  will specify whether Cat Financial, the  depositor,  the  servicer,  the  related  issuing  entity and the related indenture  trustee will enter a custodial  agreement to appoint a custodian to maintain  physical  possession  of the  related  receivables  files  and other documents  related  thereto.  If the receivables  files are not delivered to a custodian,  then,  to  facilitate  servicing  and to  minimize  administrative burden and  expense,  the servicer  will  maintain  possession  of the related receivables  files as  custodian  on behalf  of that  issuing  entity  and the related indenture trustee.

The Owner Trustee

      The owner  trustee  for each  issuing  entity will be  specified  in the related  prospectus  supplement.  An owner  trustee's  liability in connection with the issuance and sale of the notes of the related  series will be limited solely to the  express  obligations  of that  owner  trustee  set forth in the related trust agreement and the related sale and servicing agreement.

      An  owner   trustee  may  resign  at  any  time,   in  which  event  the
administrator  will be obligated  to appoint a successor  owner  trustee.  The administrator  of an issuing  entity may also remove the owner  trustee if the owner  trustee  ceases to be eligible to continue as owner  trustee  under the related trust agreement.  In such  circumstances,  the  administrator  will be obligated to appoint a successor  owner  trustee.  Any  resignation or removal of an owner  trustee and  appointment  of a successor  owner  trustee will not become  effective  until  acceptance of the appointment by the successor owner trustee.

      The  corporate  trust  office of the owner  trustee will be specified in the related prospectus supplement.

                              THE TRUST PROPERTY

      The notes of any  series  will be  collateralized  by the  assets of the related  issuing  entity  (the "trust  property")  and each  certificate  will represent a fractional  undivided  beneficial  equity interest in that issuing entity.  The trust property of any issuing entity will include:

        o  the receivables transferred to that issuing entity;

        o  all monies (including accrued interest) due or  received  under the receivables on or after the applicable cut-off date;

        o   amounts as from time to time  may be  held  in one or more accounts established  and  maintained  by  the  servicer  pursuant  to  the related sale and servicing  agreement,  as described  below and in the related prospectus supplement;

        o   security interests in the financed equipment and in  certain  other cross-collateralized equipment;

        o   the rights to proceeds from claims on physical damage, credit life, liability and disability insurance policies,  if any, covering the financed equipment or obligors, as the case may be;

        o   the proceeds of any repossessed financed equipment;

        o   the rights of the depositor under the related purchase agreement;

        o   the interest of the depositor in  any  proceeds  from  recourse  to
            Caterpillar dealers with respect to receivables;

        o   any credit or payment enhancement specified in the related prospectus supplement;

        o   the interest earned on short-term investments made by the  issuing entity; and

        o   any proceeds of the foregoing.

      The  receivables  will either be originated by  Caterpillar  dealers and purchased by Cat Financial  pursuant to agreements with those dealers ("Dealer
Agreements")  or  originated  directly by Cat  Financial  in  connection  with retail sales by those  dealers.  Subject to the provisions of the related sale and servicing  agreement,  the receivables will continue to be serviced by the servicer.  If so specified in the related prospectus  supplement,  the related reserve account, if any, and any other trust accounts,  shall be maintained in the name of the indenture  trustee on behalf of the noteholders of the related series.

                            THE RECEIVABLES POOLS

      Underwriting  Criteria for  Receivables.  The receivables of any issuing entity will either be purchased by Cat Financial from the Caterpillar  dealers that  originated  the  receivables  in the  ordinary  course  of  business  in connection  with retail sales by the dealers or originated by Cat Financial in the ordinary  course of its business.  Cat  Financial  purchases or originates contracts in accordance  with its credit  standards  which are generally based upon:

        o   the obligor's ability to repay the obligation;

        o   the obligor's credit history; and

        o   the  equity position, if any, with respect to the related financed equipment, as described below.

      Selection  Criteria for  Receivables.  The receivables to be transferred to each issuing  entity will be selected  from the U.S.  Portfolio (as defined herein) of installment  sale contracts  and/or finance leases meeting  several criteria.  As of the  applicable  cut-off date and except as  described  under
"Certain  Legal  Aspects  of  the  Receivables"  in  this   prospectus,   each
receivable must meet the following criteria:

        o   will be secured by a first priority perfected security interest in the related financed equipment;

        o   will have related financed equipment located in the United States;

        o   will have been originated in the United States;

        o   will have an obligor that has a United States billing address;

        o   in the case of an installment sale contract, will provide for scheduled
            payments  that  fully  amortize  the  amount   financed  over  its
            original term to maturity;

        o   will not be more than 31 days past due; and

        o   will satisfy any other criteria set forth in the related prospectus supplement.

As of the applicable  cut-off date, no obligor on any receivable will be noted
on the  records  of the  servicer  as  being  in  default  under  the  related installment  sale  contract  or  finance  lease or as being the  subject  of a bankruptcy  proceeding.  No selection  procedures believed by the depositor to be adverse to the  noteholders  of any series  will be used in  selecting  the receivables.

      Composition of the Receivables  Pools.  Information with respect to each pool of receivables  will be set forth in the related  prospectus  supplement, including, to the extent appropriate:

        o   the composition of the receivables;

        o   the distribution by annual  percentage rate — or "APR" — as that term is defined in the related prospectus supplement;

        o   type of equipment;

        o   principal  balance of the receivables and the geographic location of each obligor of the receivables; and

        o   percentages of:

                o   new and used equipment;

                o   industry application; and

                o   payment frequency.

See "The Receivables Pool" in the related prospectus supplement.

The Retail Equipment Financing Business

      General.  Cat  Financial  originates   installment  sale  contracts  and
finance  leases  (collectively,   "receivables")  with  users  of  Caterpillar
products  and also  purchases  installment  sale  contracts  from  Caterpillar dealers.  Cat  Financial  finances  both new and  used  equipment,  with  used equipment  financings  generally  having  shorter  terms and  higher  interest rates.  References in this  prospectus  to the financing of equipment,  unless otherwise  specified,  shall also include the leasing of equipment pursuant to finance leases.  The construction  equipment financed by Cat Financial is used for the building of housing,  industrial buildings and warehouses,  as well as for the construction of highways,  bridges,  water and sewer systems and other heavy applications.  In the mining industry,  Cat Financial finances equipment used to mine coal,  metals,  non-metals  and oil and gas. Cat  Financial  also finances engines  manufactured by Caterpillar  Inc. and turbines  manufactured by Solar  Turbines,  a  subsidiary  of  Caterpillar  Inc.  These  engines  and turbines are used in various applications  including equipment manufactured by other  manufacturers,  marine  (including both commercial and pleasure) craft, in the  generation of electric  power,  and in the production of petroleum and natural gas.  Equipment  financed by Cat Financial is  manufactured  primarily by Caterpillar Inc., except for lift trucks, which are manufactured  primarily by Mitsubishi  Caterpillar  Forklift America Inc., an affiliate of Caterpillar
Inc.

      In 2000,  Cat  Financial  created a Customer  Business  Center — "CBC" —
located  in  its  Nashville,  Tennessee  headquarters.  The  CBC  serves  U.S.
customers and combines several areas of customer contact, including:

        o   credit approval;

        o   billing;

        o   account modification;

        o   cash receipts; and

        o   collections.

The CBC also provides back office functions, including:

        o   contract documentation;

        o   set-up;

        o   funding;

        o   adjustments; and

        o   terminations.

      Origination  Process.  Cat Financial provides  Caterpillar  dealers with printed retail forms of installment  sale contracts  which  generally are used by those  dealers  to  arrange  transactions  and  originate  receivables.  In addition,  in March of 2000, Cat Financial  introduced Cat  FinanceExpressSM —
an internet-based  business system that links the main components of a finance
transaction:    quoting,    credit    approval    and    documentation.    Cat
FinanceExpressSM  allows a customer to get a quote,  secure  credit  approval, and create the  documents  necessary to finalize a  financing.  In addition to
receivables  it  originates   directly,   Cat  Financial  acquires  individual
receivables  from  Caterpillar  dealers  which  generally  meet the  following criteria:

        o   are current in payment;

        o   have no payment on the receivable that has been past due more than 60 days since it was originated;

        o   have not been extended for more than one month in the last six months or for more than two months in the last twelve months; and

        o   have a remaining financed value of at least $10,000 and a remaining term to maturity of at least 12 months.

A credit  application  containing  basic obligor  information  is required for each receivable financed by Cat Financial,  which application may be submitted verbally to Cat Financial by a Caterpillar  dealer or in writing  completed by the dealer,  obligor or applicable Cat Financial  territory manager or through
Cat   FinanceExpressSM.   The   application  is  processed  by  the  CBC,  and
additional  information  is obtained,  as necessary,  in order to evaluate the
prospective   obligor's   creditworthiness.   The  extent  of  the  additional
information  required  varies based on the amount of financing  requested  and the extent of information  available.  In most cases, Cat Financial  obtains a credit  bureau  report on the obligor from an  independent  credit  bureau and credit references  provided by the obligor.  The credit references provided by the obligor,  which are typically banks,  finance  companies or suppliers that have  furnished  credit to that  obligor,  are checked.  In general,  whenever possible,  audited  or  certified  financial  statements  of the  obligor  are obtained when the aggregate amount of the obligor's  financed contracts exceed
$350,000.  Cat Financial  also  maintains  payment  histories on many past and present Cat Financial  customers which, if available,  are reviewed before any financing is approved.

      Evaluation  of  Creditworthiness.  Creditworthiness  of  an  obligor  is evaluated  based on criteria  established by Cat Financial's  management.  The
same  credit  criteria  are  applied   regardless  of  whether  Cat  Financial
originates  the  receivable   directly  or  acquires  the  receivable  from  a
Caterpillar dealer after  origination.  In the event that the aggregate amount of receivables of any obligor  financed by Cat Financial  exceeds the approval limits of the CBC staff,  a credit  proposal  is  forwarded  to Cat  Financial headquarters  credit  operations for review and concurrence.  Depending on the size of the  transaction,  approval  may also be required  by a Cat  Financial vice  president or the Cat  Financial  Credit  Committee,  composed of the Cat
Financial  president and vice  presidents.  In assessing the credit quality of a potential  receivable,  where the obligor's  equity  position in the related financed equipment is not significant,  Cat Financial's credit decision relies more on its evaluation of the  creditworthiness  of the  prospective  obligor,
than  the  collateral  value  of  the  financed   equipment.   Finance  leases
generally  do not require  trade-ins  or down  payments,  and the  prospective obligor  thus  may  not  have  significant  equity  positions  in the  related
financed  equipment.   Installment  sale  contracts  also  may  be  originated
without trade-ins or with low or no down payments.

      Dealer  Agreements.  In the case of receivables not originated  directly by Cat  Financial,  at the time Cat  Financial  approves  an  application  for credit and fully executed  copies of all required  agreements and  instruments are  delivered  by the  Caterpillar  dealer  to  Cat  Financial,  the  related receivable  is  sold by the  dealer  to Cat  Financial  pursuant  to a  Dealer
Agreement.  With respect to any issuing  entity,  the depositor will assign to that  issuing  entity all of its rights  under the Dealer  Agreements  for the related  receivables,  including its right to recourse against the Caterpillar dealers,  if any,  for losses due to defaults or  prepayments  or for unearned prepaid finance charges.

      The level of recourse to  Caterpillar  dealers varies and may be subject to certain  conditions.  Neither  the  depositor  nor the  servicer  makes any representation  as to the  financial  condition  of  any  of  the  Caterpillar dealers.  There  can be no  assurances  as to the  ability  of any  dealer  to
perform   its   obligations   under   any   Dealer   Agreement.    See   "Risk
Factors-Bankruptcy  of Cat  Financial  or a dealer  could  result in delays in payment or losses on the notes" in this prospectus.

      Installment  Sale  Contracts  — Contract  Terms.  Cat  Financial  offers installment sale contracts with a variety of repayment  schedules  tailored to
the  obligor's   anticipated  cash  flows,   including  annual,   semi-annual,
quarterly and monthly payments.  However,  qualifying obligors may also select a "skip  payments"  schedule  at the time the  installment  sale  contract  is originated.  Under a skip payments  schedule,  certain payments — generally up to three predetermined  consecutive months — are "skipped" to coincide with an obligor's  cash flow  patterns.  Cat  Financial  will take  into  account  the related  obligor's  equity  position in its financed  equipment at origination before approving a "skip payments" schedule.

      The maximum  amount that Cat Financial will finance under an installment sale contract varies based on:

        o   the obligor's credit history;

        o   the type of equipment financed;

        o   whether the equipment is new or used;

        o   the payment schedule; and

        o   the length of the contract, which generally ranges at origination from
            12 to 72 months.

      The amount  financed is  calculated  as a percentage of the value of the related financed equipment,  which percentage ranges generally from 75% to 90%
for new equipment and from 65% to 80% for used equipment.  These  percentages, however,  may vary,  depending on the obligor's credit history and the type of financed  equipment.  The value of new equipment is based on its original list price,  and the  value of used  equipment  is  generally  based on its "as is"
value as derived from appropriate market references.

      Obligors are required to obtain and maintain  physical damage  insurance covering the financed  equipment under  installment  sale contracts naming Cat
Financial  as loss  payee.  The CBC is  responsible  for  verifying  insurance coverage  on the  equipment  at the  time  the  receivable  is  originated  or acquired.  Also, at the time the receivable is  originated,  Cat Financial may make  available  to the  obligor  physical  damage  insurance  and  term  life insurance that may be financed under the contract.

      Each  installment  sale  contract  provides for  allocation  of payments according  to the  actuarial  method and commence  accruing  interest on their
origination   date.  As  such,  an  installment  sale  contract  provides  for amortization  of the  amount  financed  over a series of fixed  level  payment installments.  Each installment,  other than the installment  representing the final  scheduled  payment on that  installment  sale contract,  consists of an amount of interest equal to one-twelfth of the annual  percentage  rate stated
on an installment  sale contract (or a larger  fraction based on the number of months  since the last  payment  if a "skip  payments"  schedule  is in place)
multiplied by the unpaid principal  balance of that installment sale contract, and an amount of  principal  equal to the  remainder of the  installment.  The obligor pays a fixed monthly  installment  until the final  scheduled  payment date of that installment sale contract,  at which time the amount of the final installment  is  increased  or  decreased  as  necessary  to  repay  the  then outstanding principal balance thereof plus accrued interest thereon.

      If  an  installment  sale  contract  is  prepaid  in  part,  unless  Cat
Financial  and the  related  obligor  agree  to an  amendment  of the  payment schedule,  prepayments  are  held  for  application  to  the  next  succeeding scheduled  payment or  payments,  and the unpaid  principal  balance — and the interest  accrued  on the  receivable  — is not  adjusted  downward  until the actual date of the  scheduled  payment.  If an  installment  sale  contract is prepaid in full,  the  obligor  receives a rebate of any  unearned  portion of interest thereon computed on an actuarial basis.

      Finance  Leases — Contract  Terms.  Cat Financial  offers finance leases with a variety of payment  schedules  designed to meet an obligor's needs. The initial  term of a  finance  lease  generally  ranges  from one to six  years.
Generally,  each finance  lease  provides  for the monthly  payment of rent in advance.  These periodic  payments are referred to in this  prospectus and the accompanying  prospectus  supplement  as  "Lease  Scheduled  Payments."  Lease
Scheduled Payments represent the amortization,  generally on a level basis, of the total  amount that a lessee is required  to pay  throughout  the term of a finance  lease.  Lease  Scheduled  Payments are separated by Cat Financial for its internal  records  into  interest and  principal  components  based on the
Implicit  Interest Rate for the finance leases.  The "Implicit  Interest Rate"
for each finance lease is determined by Cat Financial.

      Finance leases are recorded by Cat Financial  under  generally  accepted
accounting   principles  as  direct  financing  leases.  As  direct  financing leases,  the  finance  leases to be  included  as  receivables  in the issuing entities are "net leases" and the related obligor assumes  responsibility  for the financed items, including delivery,  installation,  operation, maintenance and return of the related  financed  equipment.  Except for the  accommodation billing  program  described  below,  no finance lease imposes any  affirmative obligation on Cat Financial,  and the finance leases are non-cancelable by the lessees.  The related  obligor  further  agrees to indemnify Cat Financial for any  liabilities  arising  out of the finance  lease.  Cat  Financial  is also authorized  to perform the related  obligor's  obligations  under each finance lease, at the related obligor's  expense,  if Cat Financial so elects in cases where the related obligor has failed to perform.  In addition,  finance leases contain  clauses  unconditionally  obligating  the  related  obligor  to  make periodic payments,  without any right of setoff, at the times and on the dates specified  in the finance  lease.  Other than a warranty  of quiet  enjoyment,
Cat  Financial  makes no  express or implied  warranties  with  respect to the financed equipment.

      Obligors  under any finance  lease are  required to obtain and  maintain
physical  damage  insurance  and  comprehensive   public  liability  insurance
covering the  financed  equipment  in the name of Cat  Financial  for not less than $1,000,000  combined coverage.  This insurance must be in a form and with companies as Cat Financial  shall approve and shall be primary,  without right of  contribution  from any other insurance  carried by Cat Financial.  The CBC is responsible for verifying  insurance  coverage on the equipment at the time the  receivable is originated  or acquired.  Also, at the time the  receivable is originated,  physical damage  insurance and term life insurance that can be financed under the receivable may be made available to the related obligor.

      Under an  accommodation  billing  system,  obligors may  aggregate  with
their  Lease  Scheduled   Payment  the  periodic  payment  for  a  maintenance
contract,  which  maintenance  would be performed by a  Caterpillar  dealer or other  service  provider  and not by Cat  Financial.  Upon receipt of funds by
Cat Financial,  Cat Financial would generally  forward the appropriate  amount to the service provider.  However,  Cat Financial will not forward this amount until it has  received  the Lease  Scheduled  Payment  in full.  As  described above,  failure to perform by a Caterpillar  dealer or the service provider is not a defense to payment by the obligor under the related finance lease.

      If Cat  Financial  receives  a payment  or  payments  in  advance  for a finance  lease,  those advance  payments are held for  application to the next succeeding  payment or  payments,  and no  adjustment  in the Lease  Scheduled
Payments  outstanding  takes  place  until  the due  date  for  that  payment.
Although  finance leases are not  voluntarily  prepayable by their terms,  Cat
Financial  will  generally  agree to terminate a finance lease upon payment by the related  obligor of the aggregate  Lease  Scheduled  Payments  outstanding under that finance lease.

      The finance  leases  included as  receivables of any issuing entity will be leases that  constitute  security  interests.  With respect to such leases, the  Caterpillar  dealer or Cat Financial,  as applicable,  in effect finances the "purchase" of the financed  equipment by the related obligor and retains a security interest in the financed  equipment.  The related obligor retains the financed  equipment for  substantially all its economic life and Cat Financial retains no  significant  residual  interest.  Each  finance  lease has a fixed residual  value of $1.00,  since at the  expiration of the finance lease term, the lease  expressly  provides the related obligor with the option to purchase the related  financed  equipment for a bargain purchase option price of $1.00.
Accordingly,  the  residual  value  component  of the  related  asset  pool is minimal.  These  leases  are  considered  conditional  sales-type  leases  for federal  tax  purposes,  and,  accordingly,  Cat  Financial  does not take any federal tax benefits.

      Obligors  under any  finance  lease may  alter or  modify  the  financed equipment  relating to Cat  Financial's  finance lease only if that alteration or  modification  does not impair its originally  intended  function or use or reduce  its  value.  In  addition,  the  related  obligor  shall  not make any
"non-reversible"  addition — as defined for federal  income tax  purposes — to an item of  financed  equipment  without  the  prior  written  consent  of Cat
Financial.  Upon the prior  written  consent  of Cat  Financial,  the  related obligor  may  sublease  or  relocate  the  financed  equipment.  The  right to receive  that notice and to grant or deny that  consent  will be  exercised by the  servicer  pursuant to the  authority  delegated to it in the related sale and servicing  agreement.  Finance leases  generally do not permit the related obligor to assign its rights in the finance  lease  without the prior  written consent of Cat Financial.

      Cross-Collateralization.  In the  course of its  business  of  financing equipment, receivables are occasionally  "cross-collateralized." In that case,
Cat  Financial  takes first,  second or more junior liens on units in addition to the  principal  financed  equipment.  See  "Certain  Legal  Aspects  of the
Receivables—Cross-Collateralization"  in the  related  prospectus  supplement.
Cat  Financial  takes the value of these liens into account  when  calculating the amount it will finance under a receivable.

      Extension/Revision  Procedures.  Receivables may be extended or modified
when  payment   delinquencies  result  from  temporary   interruptions  in  an
obligor's  cash flow.  An extension  provides  for one or more  payments to be moved to a future date either  within the  original  maturity or lease term of the  receivable or beyond the original  maturity or lease term. A modification is a restructuring of the entire  receivable  normally with lower payments and a longer  term.  A  modification  of an  installment  sale  contract  can also involve institution of a "skip payments" schedule if Cat Financial  determines that "skip  payments" are  appropriate  given the  obligor's  yearly cash flow pattern.  Cat Financial  charges the obligor a nominal extension fee, which is payable at the time a receivable  is  extended.  The length of an extension or modification  generally does not exceed six months.  In determining  whether a receivable should be extended or modified, Cat Financial will consider:

        o   the obligor's equity in the financed equipment;

        o   the obligor's financial status and prospects; and

          the reason for the obligor's deferral.

Cat Financial,  as servicer, to the extent specified in the related prospectus supplement,  is not  permitted  to  make  certain  revisions  to a  receivable assigned to an issuing  entity,  and if Cat Financial,  as servicer,  extends, modifies or revises a receivable it may be required to repurchase  the related receivable  from the related  issuing  entity.  In addition,  Cat Financial in the  ordinary  course of business may  refinance a receivable  for an obligor.
The  proceeds  of that  refinancing  would  be used to  prepay  that  existing receivable in full.  Any new  receivable  resulting  from a refinancing  would not be the property of an issuing  entity.  See  "Description  of the Transfer and Servicing Agreements—Servicing Procedures" in this prospectus.

      While the terms  and  conditions  of the  finance  leases do not  permit cancellation  by the  related  obligor,  finance  leases  may be  modified  or terminated before the end of the lease term.  Modifications  generally involve repricing a finance  lease or  modification  of the lease term.  Modifications to a finance  lease term and early lease  terminations  often are permitted by
Cat Financial because they are generally  associated with additional financing opportunities from the same obligor.  Cat Financial expects,  as servicer,  to continue to allow these  modifications  and  terminations  with respect to the finance  leases  included  in  the  related  issuing  entity  pursuant  to the authority  delegated  to it in  the  related  sale  and  servicing  agreement, subject to certain  conditions and covenants of the servicer  described  under
"Description  of the Transfer and Servicing  Agreements—Servicing  Procedures"
in this prospectus.

      Collection  Procedures.  Payments received more than 10 days after their due  date may be  assessed  a late  fee  where  permitted  by law.  A  monthly payment  is deemed to be "31 to 60" days  past due if it is not  collected  by the last day of the succeeding  month. For example,  a payment due any time in
February  is not  considered  "31 to 60"  days  past  due  unless  it  remains uncollected  as of  March 31.  60,  90 and  120  day  accounts  are  similarly defined.  Any  receivable  that  is  unpaid  after  the  stated  due  date  is considered "delinquent," and collection activity may commence at that time.

      Repossession/Writeoff  Procedures.  The CBC makes the  determination  as to  whether to  repossess  the  financed  equipment  related  to a  delinquent receivable.  After this  determination  is made, the obligor and any guarantor are sent "default letters."

      Within  20 days  of  repossession,  the  remarketing  department  at Cat
Financial  reviews an appraisal and inspection  report of the related financed equipment  and  commences  the  process of  selling  the  equipment.  Financed equipment  put up for sale is  advertised  or sold through a variety of means, including  through the Caterpillar  dealer network and through  auction.  Once
the  equipment  is  sold,  a  write-off  or  loss  is  taken,   if  necessary.
Additionally,  if a receivable is delinquent for a period of 180 days past its due date,  as specified in the related  retail  installment  sale  contract or finance lease,  Cat Financial will write-down such receivable to the estimated value of the  receivable,  as determined  by Cat Financial in accordance  with its servicing standards, and if necessary, a write-off or loss will be taken.

      Delinquencies,   Repossessions  and  Net  Losses.   Certain  information
concerning  the  experience  of Cat  Financial  pertaining  to  delinquencies, repossessions  and  net  losses  with  respect  to its  entire  United  States portfolio  of  installment  sale  contracts  and/or its entire  United  States portfolio  of  finance  leases,  as  applicable,  serviced  by Cat  Financial, including  receivables  previously  sold  which  Cat  Financial  continues  to service  (respectively,  the "U.S. ISC Portfolio" and the "U.S.  Finance Lease
Portfolio," and collectively,  the "U.S.  Portfolio") will be set forth in the
related   prospectus   supplement.   There  can  be  no  assurance   that  the
delinquency,  repossession  and net loss experience on any receivables will be comparable to prior experience or to that information.

      Static Pool Data. Certain  information  concerning the experience of Cat
Financial  pertaining  to  delinquencies,  repossessions  and net losses  with respect to receivables from the U.S.  Portfolio that have been placed in prior securitized  pools the ("Static  Pool Data") and are serviced by Cat Financial will be set  forth  in the  related  prospectus  supplement.  There  can be no assurance that the  delinquency,  repossession  and net loss experience on any receivables will be comparable to the Static Pool Data.

                      WEIGHTED AVERAGE LIFE OF THE NOTES

      The weighted  average life of the notes of any series will  generally be influenced  by the  rate  at  which  the  principal  balances  of the  related receivables  are  paid,  which  payment  may  be  in  the  form  of  scheduled
amortization  or  prepayments.   For  this  purpose,  the  term  "prepayments"
includes:

        o   prepayments in full;

        o   partial  prepayments (including those related to rebates of insurance premiums);

        o   liquidations due to default;

        o   receipts of proceeds from physical damage  and term life  insurance policies; and

        o   the repurchase of receivables by the depositor or the servicer pursuant to the  depositor's  option to  purchase  the  receivables  or for other  administrative  reasons set forth in this prospectus or the related prospectus supplement.

      Installment  sale contracts are  prepayable at any time without  penalty by their terms.  Although the finance  leases are generally not  prepayable by their terms,  obligors  generally are permitted to prepay a finance lease upon payment of the aggregate  remaining Lease Scheduled Payments due, which amount would include an implicit  interest  amount.  Each prepayment will shorten the weighted  average  remaining term of the receivables of any issuing entity and the weighted  average  life of the related  notes.  If the related  prospectus supplement  provides for the distribution to noteholders of amounts on account
of  principal  in  excess  of  the  Principal   Distribution   Amount  on  any
distribution  date,  this effect  would be greater  upon the  prepayment  of a finance  lease,  since the amount  prepaid  would be greater  than the related contract  balance.  The  related  prospectus  supplement  will set  forth  the allocation of  prepayments  among the various  classes of notes of the related
series.     See     "Description     of    the    Transfer    and    Servicing
Agreements—Distributions" in the related prospectus supplement.

      The  rate of  prepayments  on the  receivables  may be  influenced  by a variety of economic,  financial,  climatic  and other  factors.  However,  Cat
Financial  does not maintain  historical  prepayment  data with respect to its entire portfolio of retail  installment sale contracts and finance leases.  In addition, under some circumstances:

        o   the  depositor will be obligated to repurchase receivables  from an issuing  entity as a result of  breaches  of  representations  and warranties regarding the receivables and

        o   the servicer will be obligated to purchase receivables from an issuing entity  pursuant to the related sale and servicing  agreement as a result of breaches of certain covenants.

See  "Description  of the Transfer and  Servicing  Agreements—Termination"  in
this  prospectus  regarding the servicer's  option to purchase the receivables from an issuing entity.

      Consistent with its normal  servicing  procedures,  the servicer may, in its  discretion  and  on  a  case-by-case  basis,  arrange  with  the  obligor respecting a receivable  to extend or modify the related  payment  schedule to the extent  specified  in the related  prospectus  supplement.  Although  each sale and  servicing  agreement  will  restrict  the ability of the servicer to otherwise  modify a  receivable  as described  in this  prospectus  and in the related prospectus supplement,  the servicer will be permitted to refinance an existing  receivable for an obligor, so long as the proceeds of the refinanced receivable  would be used to prepay the  existing  receivable  in full and the refinanced  receivable is evidenced by a new finance lease or installment sale contract.  A  new  receivable  resulting  from  a  refinancing  would  not  be property of the related  issuing  entity.  Those  extensions or  modifications may increase the weighted  average  remaining term of the  receivables and the weighted  average life of the related notes.  See "The  Receivables  Pools—The
Retail  Equipment   Financing   Business—Extension/Revision   Procedures"  and
"Description of the Transfer and Servicing  Agreements—Sale  and Assignment of
Receivables" and "—Servicing Procedures" in this prospectus.

      In light of the above  considerations,  there can be no  assurance as to the amount of principal  payments to be made on the notes of a given series on each distribution  date, since that amount will depend, in part, on the amount of  principal  collected  on the  related  receivables  during the  applicable collection  period.  Any reinvestment  risks resulting from a faster or slower incidence  of  prepayment  of  receivables  will  be  borne  entirely  by  the noteholders  of a  given  series,  as  set  forth  in the  related  prospectus supplement.  Those  reinvestment  risks may  include  the risk  that  interest rates are lower at the time holders receive  payments from the related issuing entity than interest  rates would  otherwise  have been had those  prepayments not been made or had the prepayments been made at a different time.

      The  related  prospectus  supplement  may set forth  certain  additional information  with  respect  to  the  maturity  and  prepayment  considerations applicable  to the  particular  receivables  and any  class  of  notes  of the related series.

                               USE OF PROCEEDS

      To the extent  provided in the related  prospectus  supplement,  the net proceeds  from the sale of the notes of a given  series will be applied by the depositor:

        o   to the purchase of the receivables from Cat Financial; and

        o   to make  the initial deposit into  the  reserve  account  or  yield supplement account, in each case, if any.

          THE DEPOSITOR, CATERPILLAR INC., THE SPONSOR AND SERVICER

Caterpillar Financial Funding Corporation

      The  depositor  is a  wholly-owned  subsidiary  of  Cat  Financial.  The depositor  was  incorporated  in the  State of Nevada  on July 20,  1995.  The
depositor is organized  for the limited  purpose of  purchasing  wholesale and retail  receivables  from Cat  Financial,  transferring  those  receivables to third  parties and any  activities  incidental  to and necessary or convenient for the  accomplishment  of the foregoing  purposes.  The principal  executive offices of the  depositor  are located at 4040 S. Eastern  Avenue,  Suite 344,
Las  Vegas,  Nevada  89119 and its  telephone  number is (702)  735-2514.  The depositor does not engage in any other  activities.  Following the issuance of any  series  of  notes,  the  depositor  will not have  any  ongoing  material obligations  other than the obligation to enforce its rights as a purchaser of the  receivables  from Cat  Financial  and to pay the fees of and  enforce the obligations of the owner trustee and custodian.

Caterpillar Inc.

      Caterpillar Inc., together with its consolidated  subsidiary  companies, operates in three principal lines of business:

      1.    Equipment — design,  manufacture,  and  marketing of  earthmoving, construction, and materials handling equipment and related parts;

      2.    Engines  — design,  manufacture,  and  marketing  of  engines  and related parts; and

      3.    Financial  Products — provide  financing to customers  and dealers for the purchase and lease of Caterpillar and other equipment,  as well as some financing for Caterpillar  sales to dealers;  provide various forms of insurance to customers and dealers.

      Caterpillar  Inc.  is a Delaware  corporation  and its  common  stock is listed on the New York Stock  Exchange  under the symbol "CAT".  The principal executive  office of  Caterpillar  Inc.  is  located  at 100 NE Adams  Street,
Peoria,   Illinois   61629.  As  used  in  this  prospectus  and  the  related
prospectus supplement,  the term "Caterpillar Inc." means Caterpillar Inc. and its consolidated subsidiary companies, unless the context otherwise requires.

      Caterpillar  Inc. is subject to the  informational  requirements  of the
Securities  Exchange  Act of 1934,  as amended,  and in  accordance  therewith
files  reports  and  other   information  with  the  Securities  and  Exchange
Commission.  For further information  regarding Caterpillar Inc., reference is made to those reports and other  information  which are available as described
under   "Available   Information"   in  this   prospectus.   Certain   current
information  regarding  Caterpillar  Inc.  will be set  forth  in the  related prospectus  supplement.  Caterpillar  Inc. will not have any obligations  with respect to the notes or any transfer and servicing agreement.

Caterpillar Financial Services Corporation

      Cat Financial is a Delaware  corporation  which was incorporated in 1981 and is  the  successor  to a  company  formed  in  1954.  Unless  the  context otherwise  requires,  the term "Cat  Financial"  includes its  predecessor and subsidiary  companies,  other  than the  depositor.  The  principal  executive office  of Cat  Financial  is  located  at 2120  West End  Avenue,  Nashville,
Tennessee  37203-0001,  and  its  telephone  number  is  (615)  341-1000.  Cat
Financial has 43 offices,  of which 8 are located in North America,  20 are in
Europe, 10 are in Asia-Pacific and 5 are in Latin America.

      Cat Financial is a wholly-owned  finance  subsidiary of Caterpillar Inc.
Cat  Financial  and its  subsidiaries  are  principally  engaged in  providing retail  financing  alternatives  for  Caterpillar  products to  customers  and
Caterpillar  dealers  around the world.  Such retail  financing  is  primarily comprised of  financing  Caterpillar  equipment,  machinery  and  engines.  In
addition,   Cat  Financial  also  provides   financing  for  vehicles,   power
generation  facilities  and marine  vessels that,  in most cases,  incorporate
Caterpillar  products.  Cat  Financial  also provides  wholesale  financing to
Caterpillar   dealers  and  purchases   short-term  dealer   receivables  from
Caterpillar Inc.

      Cat  Financial's  business  is  largely  dependent  upon the  ability of
Caterpillar  dealers to generate sales and leasing  activity,  the willingness of the customers  and the dealers to enter into  financing  transactions  with
Cat  Financial,  and the  availability  of funds to Cat  Financial  to finance those transactions.

      Cat Financial  currently  offers the following types of retail financing plans:

        o   Tax leases that are classified as either operating or finance leases
            for   financial    accounting    purposes,    depending   on   the
            characteristics  of the lease. For tax purposes,  Cat Financial is considered the owner of the equipment.

        o   Finance (non-tax) leases where the lessee is considered the owner of the  equipment  during  the  term of the  lease  and  that  either require or allow the  customer to  purchase  the  equipment  for a fixed price at the end of the term.

        o   Installment sale contracts, which are equipment loans  that  enable customers  to purchase  equipment  with a down payment or trade-in and structure payments over time.

        o   Governmental lease-purchase plans in the U.S. that offer low interest rates  and  flexible  terms to  qualified  non-federal  government agencies.

      Cat  Financial  has   completed  12   publicly-registered   asset-backed
offerings,  all of which were backed by retail  installment sale contracts and finance  leases.  The  aggregate  initial  Note  Value  of the  contracts  and finance leases sold in these transactions is as follows:

             Year and Series         Aggregate Initial Note Value (000s)
                1994-A                         $242,518
                1995-A                         $459,119

                1996-A                          $371,897
                1997-A                          $346,637
                1997-B                          $314,430
                1998-A                          $605,679
                1999-A                          $591,421
                2001-A                          $621,085
                2002-A                          $632,028
                2003-A                          $681,043
                2004-A                          $658,742
                2005-A                          $853,817

      Cat  Financial  was the  sole  servicer  and  sponsor  of each of  these transactions.  No securitizations  serviced or sponsored by Cat Financial have defaulted or experienced an early amortization triggering event.

      Additionally,  Cat Financial maintains an asset-backed  commercial paper conduit.  In this facility,  Cat Financial  transfers to the program agents an undivided  fractional interest in North American dealer receivables  purchased from  Caterpillar.  In  accordance  with  Statement  of  Financial  Accounting
Standard 140 (SFAS 140)  "Accounting  for Transfers and Servicing of Financial
Assets and  Extinguishment  of  Liabilities,"  the transfer to the third party purchasers is accounted for as a sale.

      The  following  tables set forth the growth of the  portfolio  of retail installment  sale contracts and finance leases serviced by Cat Financial since
1996:

                     1996           1997          1998           1999           2000
               ($ in millions)($ in millions)($ in millions)($ in millions)($ in millions)
Installment        $1,269.4       $1,634.9       $2,075.5       $2,445.4      $2,558.9
Sale
Contracts(1)
Finance Leases(2)    $803.9         $983.5       $1,151.1       $1,185.8      $1,057.9

                     2001            2002         2003            2004           2005
               ($ in millions)($ in millions)($ in millions)($ in millions)($ in millions)
Installment        $2,778.2       $2,841.3       $3,159.7       $4,155.4       $4,955.9
Sale
Contracts(1)
Finance Leases(2)    $957.9         $773.2         $645.1         $608.5         $711.8

      (1)   The  amount  of the  gross  portfolio  is based  on the  aggregate contract balance of the U.S. ISC Portfolio.

      (2)   The  amount  of the  gross  portfolio  is based  on the  aggregate contract  balance of the U.S.  lease  portfolio  less the residual amount.

      Cat Financial's delinquency,  repossession and loss experience as of the end of the  most  recent  calendar  quarter  for  which  that  information  is available on the aggregate  portfolio of  receivables  for which Cat Financial acts  as  servicer  and  that  were  originated  pursuant  to Cat  Financial's
underwriting   guidelines  will  be  summarized  in  each  related  prospectus supplement  relating to a pool of receivables for which Cat Financial will act as  servicer.  There  can  be  no  assurance  that  this  experience  will  be representative  of the results that may be experienced for any particular pool of receivables backing any particular series of notes.

      Certain  current  information  regarding Cat Financial will be set forth in the related prospectus supplement.

Affiliations Among Transaction Parties

      The diagram below illustrates the ownership structure among the affiliated transaction parties.

                               Caterpillar Inc.
                                      |
                                      |
                                      |
                                      V
                  Caterpillar Financial Services Corporation
                            (sponsor and servicer)
                                      |
                                      |
                                      |
                                      V
                  Caterpillar Financial Funding Corporation
                                 (depositor)

                          DESCRIPTION OF THE NOTES

General

      With respect to each issuing  entity,  one or more classes of notes of a given  series  will be  issued  pursuant  to the  terms of an  indenture  (the
"indenture")  between the related  issuing  entity and the  indenture  trustee specified in the related  prospectus  supplement  (the  "indenture  trustee").
The  indenture  will be  substantially  in the form filed as an exhibit to the
Registration  Statement of which this  prospectus  forms a part. The following summary,  as well as other pertinent  information  included  elsewhere in this prospectus and in the related  prospectus  supplement,  describes the material terms generally  applicable to the notes,  but does not purport to be complete and is subject to, and is  qualified by reference  to, the  provisions  of the notes and the indenture.

      If so  specified  in the related  prospectus  supplement,  each class of notes will  initially be  represented  by one or more notes  registered in the name of the  nominee  of DTC  (together  with any  successor  selected  by the related  issuing  entity,  the  "depository")  except as set forth below.  The notes  will be  available  for  purchase  in  denominations  specified  in the related  prospectus  supplement and, if so specified in the related prospectus supplement,  will be available in book-entry  form only.  See "Issuance of the
Notes—Definitive Notes" and
"—Book-Entry Registration" in this prospectus.

Principal and Interest on the Notes

      The timing and priority of payments,  seniority,  allocations of losses, interest  rate and amount of or method of  determining  payments of  principal and  interest on each class of notes of a given series will be as described in the  related  prospectus  supplement.  The  rights of  noteholders  to receive payments of principal and interest may be senior or  subordinate to the rights of  noteholders  of  another  class or series,  as  described  in the  related prospectus  supplement.  If so provided in the related prospectus  supplement, payments  of  interest on the notes of a series will be made prior to payments
of  principal  on  those  notes.   To  the  extent  provided  in  the  related
prospectus  supplement,  a series  may  include  one or more  classes of strip notes entitled to:

        o   principal payments with disproportionate,  nominal  or  no  interest payments; or

        o   interest  payments with disproportionate,  nominal or  no  principal payments.

Each class of notes may have a different  interest rate, which may be a fixed, variable or adjustable  interest rate — which may be zero for certain  classes of strip notes — or any combination of the foregoing.  The related  prospectus supplement  will specify the interest  rate for each class of notes of a given series or the method for  determining  that interest  rate.  See also "Certain
Information  Regarding the Notes—Fixed  Rate Notes" and "—Floating Rate Notes"
in this prospectus.

      One or more classes of notes of a series may be  prepayable  in whole or
in  part  under  the  circumstances   specified  in  the  related   prospectus
supplement,  including  as a result of the servicer  exercising  its option to purchase the  receivables  of the related  issuing entity in the manner and on the  respective  terms and  conditions  described  under  "Description  of the
Transfer and Servicing Agreements—Termination" in this prospectus.

      To the  extent  specified  in any  prospectus  supplement,  one or  more classes  of  notes  of  a  given  series  may  have  fixed  principal  payment schedules.  Holders of those  notes  would be  entitled to receive as payments of principal on any given  distribution date the applicable  amounts set forth on the schedule for those notes,  in the manner and to the extent set forth in the related prospectus supplement.

      Under  some   circumstances,   the  amount  available  for  payments  to
noteholders  in respect of interest  could be less than the amount of interest payable on the notes on any of the dates  specified  for  payments  thereon in the related  prospectus  supplement  (each, a  "distribution  date").  In that case,  if so  provided  in the related  prospectus  supplement,  each class of noteholders  will receive its ratable share,  based upon the aggregate  amount of  interest  due to  that  class  of  noteholders,  of the  aggregate  amount available  to be  distributed  in  respect  of  interest  on the notes of that
series.     See     "Description     of    the    Transfer    and    Servicing
Agreements—Distributions" in the related prospectus supplement.

      In the case of a series of notes which  includes  two or more classes of notes,  the  sequential  order and priority of payment in respect of principal and interest,  and any schedule or formula or other  provisions  applicable to the determination  thereof, for those classes will be set forth in the related prospectus  supplement.  Payments in respect of principal  and interest of any class of notes will be made on a pro rata basis among all the  noteholders  of that class.

      If the servicer  exercises its option to purchase the  receivables of an issuing  entity in the  manner  and on the  respective  terms  and  conditions
described    under    "Description    of   the    Transfer    and    Servicing
Agreements—Termination"  in this  prospectus,  the related  outstanding  notes will be  prepaid as set forth in the  related  prospectus  supplement.  In the event of a partial  prepayment,  the  noteholders of the related series may be entitled to receive a prepayment  premium from the related issuing entity,  in the amount and to the extent  provided in the related  prospectus  supplement.
See "Weighted Average Life of the Notes" in this prospectus.

The Indenture

      Modification  of Indenture.  With respect to each issuing  entity,  with the consent of the holders of a majority of the outstanding  principal  amount of the notes of the  related  series,  the related  indenture  trustee and the related issuing entity may execute a supplemental  indenture to add provisions to, or change in any manner or  eliminate  any  provisions  of, the  indenture with  respect to the notes,  or,  except as provided  below,  to modify in any manner the rights of the noteholders.

      Notwithstanding  the  foregoing,  without  the  consent of the holder of each outstanding note of the related series affected thereby,  no supplemental indenture shall:

        o   change the due date of any  installment of principal of or interest on any note of that  series or reduce  the  principal  amount of that note,  the interest rate  specified on that note or the prepayment price  with  respect  to that note or change  any place of payment where, or the coin or currency in which,  any note or any interest thereon is payable;

        o   impair the right to institute suit for the enforcement of  certain provisions of the related indenture regarding payment;

        o   reduce the percentage of the aggregate amount of the outstanding notes of that  series the  consent of the  holders of which is  required for any  supplemental  indenture  or the consent of the holders of which is  required  for any  waiver  of  compliance  with  certain provisions  of  the  related  indenture  or  of  certain  defaults
            thereunder  and  their   consequences  as  provided  for  in  that
            indenture;

        o   modify or alter the provisions of the related indenture regarding the
            voting  of  notes  held  by  the  related  issuing   entity,   the
            depositor,  an affiliate of either of them or any other obligor on those notes;

        o   reduce the percentage of the aggregate outstanding amount of the notes of that  series the consent of the holders of which is required to direct the  related  indenture  trustee to sell or  liquidate  the related  receivables  if  the  proceeds  of  that  sale  would  be insufficient  to pay the  principal  amount and accrued but unpaid interest on the outstanding notes of that series;

        o   decrease  the percentage of the aggregate  principal amount of those notes  required to amend the  sections  of the  related  indenture
            which   specify  the   applicable   percentage  of  the  aggregate
            principal  amount of the notes of that series  necessary  to amend the related  indenture or certain of the  transfer  and  servicing agreements;

        o   modify any of the provisions of the indenture in such a manner as to affect the  calculation  of the amount of any  payment of interest or principal due on any note on any  distribution  date (including the  calculation  of any  of the  individual  components  of  such calculation)  or to  affect  the  rights of the  holders  of those
            notes  to  the  benefit  of  any   provisions  for  the  mandatory
            redemption of the notes contained therein; or

        o   permit the creation of any lien ranking prior to or on a parity with the  lien of the  related  indenture  with  respect  to any of the collateral  for those notes or,  except as otherwise  permitted or contemplated  in the indenture,  terminate the lien of the related indenture  on that  collateral  or  deprive  the  holders of those notes of the security afforded by the lien of that indenture.

      The related  issuing entity and the related  indenture  trustee may also
enter  into  supplemental   indentures,   without  obtaining  the  consent  of
noteholders  of the related  series,  for the purpose of adding any provisions to or  changing  in any manner or  eliminating  any of the  provisions  of the related  indenture  or  of  modifying  in  any  manner  the  rights  of  those noteholders,  including  curing any ambiguity or  correcting or  supplementing any  inconsistent  provision  therein.  It will be a condition to execution of delivery  of any  such  supplemental  indenture  that  the  indenture  trustee receive  an  opinion  of  counsel  that the  supplemental  indenture  will not materially and adversely affect the interest of those noteholders.

      In  addition,  the  related  issuing  entity and the  related  indenture trustee may enter into supplemental indentures,  without obtaining the consent of the noteholders of the related  series,  to substitute  credit  enhancement for any class of notes,  provided the rating agencies  confirm in writing that such  substitution  will not  result in the  reduction  or  withdrawal  of the rating  for that  class of notes or any  other  class of notes of the  related series.

      Events of Default;  Rights upon Event of  Default.  With  respect to the notes of a given  class and  series,  an "event of  default"  with  respect to those notes will be defined in the related indenture as being:

        o   a default for five days or more in the payment of any interest on those notes;

        o   a default in the payment of the principal of or any installment of the principal of those notes when the same becomes due and payable;

        o   a default in the observance or performance of any covenant or agreement of the related  issuing  entity made in the related  indenture and the  continuation  of that  default  for a period of 30 days after notice  thereof  is given to that  issuing  entity by the  related indenture  trustee or to that  issuing  entity and that  indenture trustee by the holders of at least 25% in principal  amount of the notes then outstanding;

        o   any  representation or warranty  made by that issuing entity  in the related indenture or in any certificate  delivered pursuant to the indenture or in connection  therewith  having been  incorrect in a material  respect as of the time made,  and that breach not having been cured  within 30 days after notice of that breach is given to that issuing entity by that  indenture  trustee or to that issuing entity and that  indenture  trustee by the holders of at least 25%
            in principal amount of the notes then outstanding; or

        o   certain events of bankruptcy, insolvency, receivership or liquidation of the related issuing entity.

However,   the  amount  of  principal   required  to  be  distributed  to  the
noteholders of a series under the related  indenture will be generally limited to amounts available  therefor in the related principal  distribution  account absent  acceleration of the notes,  and will be distributed to the noteholders of each class in the manner set forth in the  related  prospectus  supplement.
Therefore,  the  failure  to pay  principal  on notes  may not  result  in the occurrence  of an  event of  default  until  the  applicable  final  scheduled distribution date.

      If an event of default  should occur and be  continuing  with respect to the notes of any series or any class thereof,  the related  indenture  trustee or holders of a majority in principal  amount of the notes of that series then outstanding  may declare the principal of the notes to be immediately  due and payable.  That declaration may, under some circumstances,  be rescinded by the holders of a majority in principal amount of the notes then outstanding.

      Subject to the conditions  specified  below,  if the notes of any series have been  declared to be due and payable  following  an event of default with respect thereto, the related indenture trustee may, in its discretion,  to the extent  permitted by applicable  law,  either sell the related  receivables or elect  to have  the  related  issuing  entity  maintain  possession  of  those receivables  and continue to apply  distributions  on those  receivables as if there had been no declaration of acceleration.  The related  indenture trustee is  prohibited  from  selling the related  receivables  following  an event of default,  other than a default in the  payment of any  principal  or a default for five days or more in the payment of any interest on the notes, unless:

        o   all the holders of the outstanding notes of that series consent to the sale;

        o   the proceeds of that sale are sufficient to pay in full the principal of and the  accrued  interest  on the  outstanding  notes  of that series at the date of that sale; or

        o   the  indenture  trustee  determines that the proceeds of the related receivables  may not be sufficient on an ongoing basis to make all payments on the notes as those  payments  would have become due if those obligations had not been declared due and payable,  and that indenture  trustee  obtains  the consent of the holders of 66 2/3%
            of the aggregate outstanding amount of the notes.

      Subject to the  provisions  of the  related  indenture  relating  to the duties of the related  indenture  trustee,  in case an event of default  shall occur and be  continuing  with  respect to a series of notes,  that  indenture trustee  shall be under no  obligation to exercise any of the rights or powers under that  indenture  if requested or directed by any of the holders of those notes if that indenture trustee reasonably  believes it will not be adequately indemnified  against  the  costs,  expenses  and  liabilities  which  might be incurred by it in complying  with that  request.  Subject to these  provisions
for  indemnification   and  certain  limitations   contained  in  the  related
indenture,  the holders of a  majority,  or 66 2/3% if an event of default has occurred and is continuing,  in principal amount of the outstanding notes of a series will have the right to direct the time,  method and place of conducting any proceeding or any remedy available to the related  indenture  trustee.  In addition,  the  holders of a majority  in  principal  amount of the notes then outstanding may, in some cases, waive any default under the indenture,  except a default in the payment of  principal  or interest or a default in respect of a covenant or provision of that indenture that cannot be modified  without the waiver or consent of all of the holders of the outstanding notes.

      No  noteholder  of any  series  will  have the  right to  institute  any proceeding with respect to the related indenture, unless:

        o   that noteholder previously has given to the related indenture trustee written notice of a continuing event of default;

        o   the holders of not less than 25% in principal  amount of the outstanding notes of that  series  have made  written  request to the  related indenture  trustee to institute that proceeding in its own name as indenture trustee;

        o   such  noteholder  or  noteholders  have  offered the  related  indenture trustee reasonable indemnity;

        o   the related  indenture  trustee has for 60 days failed to institute that proceeding; and

        o   no direction  inconsistent  with that written  request has been given to the related  indenture  trustee  during that 60-day  period by the holders  of a  majority  in  principal  amount of the  outstanding notes of the applicable series.

      Notwithstanding  anything in this prospectus to the contrary,  if junior notes of a series are  issued,  the rights of the  junior  noteholders  of any class of that  series to consent to or direct any action may be limited as set forth in the related  indenture  and as  described  in the related  prospectus supplement.

      In addition,  with respect to any issuing entity,  the related indenture trustee and the related  noteholders  will  covenant that they will not at any time institute  against that issuing entity any bankruptcy,  reorganization or other proceeding under any federal or state bankruptcy or similar law.

      With  respect to any  issuing  entity,  neither  the  related  indenture trustee nor the related  owner  trustee in its  individual  capacity,  nor any holder of a  certificate  representing  an ownership  interest in that issuing entity, nor any of their respective owners,  beneficiaries,  agents, officers, directors,  employees,  successors  or  assigns  shall,  in the  absence of an express  agreement to the contrary,  be  personally  liable for the payment of the  principal  of or  interest  on the  notes or for the  agreements  of that issuing entity contained in the related indenture.

      Certain Covenants by the Issuing  Entities.  Each indenture will provide that the related  issuing  entity may not  consolidate  with or merge into any other entity, unless:

        o   the  entity  formed  by or  surviving  the  consolidation  or  merger is organized  under the laws of the United States,  any state thereof or the District of Columbia;

        o   the entity surviving the  consolidation or merger expressly assumes that issuing  entity's  obligation  to make due and  punctual  payments upon the  notes  of the  related  series  and the  performance  or observance of every  agreement and covenant of that issuing entity under the related indenture;

        o   no event of default shall have  occurred and be  continuing  immediately after that merger or consolidation;

        o   the  issuing  entity has been  advised  that the ratings of the notes of that series would not be reduced or  withdrawn  by the  applicable rating agencies as a result of that merger or consolidation;

        o   the  issuing  entity  has  received  an opinion of counsel to the effect that such  consolidation  or merger would have no material adverse
            tax   consequence   to  the  issuing  entity  or  to  any  related
            noteholder or certificateholder;

        o   any  action  as is  necessary  to  maintain  the  lien  of  the  related indenture shall have been taken; and

        o   the issuing  entity has  received  an opinion of counsel  and  officer's
            certificate  each  stating  that  such   consolidation  or  merger
            satisfies all requirements under the related indenture.

      Each issuing entity will not, among other things:

        o   except as  expressly  permitted  by the related  indenture,  the related transfer and  servicing  agreements or certain  related  documents
            (collectively,  the "related documents"), sell, transfer, exchange or otherwise dispose of any of its assets;

        o   claim  any  credit  on or make  any  deduction  from the  principal  and interest  payable in respect of the notes of the related series or assert any claim  against  any  present or former  holder of notes because  of the  payment  of taxes  levied or  assessed  upon that issuing  entity,  other than  amounts  withheld  under the Code or applicable state law;

        o   except as contemplated by the related  documents,  dissolve or liquidate in whole or in part;

        o   permit the  validity or  effectiveness  of the related  indenture  to be impaired  or permit any person to be released  from any  covenants or  obligations  with  respect to the notes  under that  indenture except as may be expressly permitted thereby; or

        o   permit any lien, charge,  excise, claim, security interest,  mortgage or other  encumbrance  to be  created  on or extend  to or  otherwise arise  upon or burden its  assets or any part  thereof,  except as may be created by the terms of the related indenture.

      No issuing  entity may engage in any  activity  other than as  specified under the section of the related prospectus  supplement entitled "Formation of the Issuing Entity—The  Issuing Entity." No issuing entity will incur,  assume or guarantee any indebtedness  other than  indebtedness  incurred  pursuant to the related notes and the related  indenture or otherwise in  accordance  with the related documents.

      If so  specified  in the  related  prospectus  supplement,  the  related issuing  entity will not make any  payments,  distributions  or  dividends  to certificateholders  in respect of their certificates for any collection period unless  the  conditions  set  forth in that  prospectus  supplement  have been satisfied.

      Each  issuing  entity will or will cause the  servicer to deliver to the
related   indenture  trustee  on  each   determination   date  the  servicer's
certificate as required by the related sale and servicing agreement.

      List of  Noteholders.  Three or more  holders of the notes of any series that have each owned a note for at least six months  may,  by written  request
to  the  related  indenture  trustee,   obtain  access  to  the  list  of  all
noteholders  of that  series  maintained  by that  indenture  trustee  for the purpose of  communicating  with other  noteholders of that series with respect to their rights under that indenture or those notes.  That  indenture  trustee may elect  not to  afford  the  requesting  noteholders  access to the list of those noteholders if it agrees to mail the desired  communication or proxy, on behalf and at the expense of the requesting  noteholders,  to all  noteholders of record.

      Annual  Compliance  Statement.  The  administrator  on  behalf  of  each issuing  entity will be required to file annually  with the related  indenture trustee a written  statement as to the  fulfillment of its  obligations  under the related indenture.

      Indenture  Trustee's  Annual  Report.  If required by law, the indenture
trustee  for  each  issuing   entity  will  mail  each  year  to  all  related
noteholders a brief report relating to its eligibility  and  qualification  to continue as the  indenture  trustee under the related  indenture,  any amounts advanced by it under that  indenture,  the amount,  interest rate and maturity date of certain  indebtedness  owing by that issuing  entity to that indenture trustee in its individual capacity,  the property and funds physically held by that  indenture  trustee  as such and any action  taken by it that  materially affects the notes issued by that issuing  entity that has not been  previously reported.

      Satisfaction   and  Discharge  of  Indenture.   An  indenture   will  be
discharged with respect to the trust property  securing the related notes upon the delivery to the related  indenture  trustee for  cancellation of all those notes or, with certain  limitations,  upon deposit with that indenture trustee of funds sufficient for the payment in full of all of those notes.

      The  Indenture  Trustee.  The  indenture  trustee  for a series of notes will  be  specified  in  the  related  prospectus  supplement.  The  indenture trustee  for any  series may resign at any time,  in which  event the  related issuing entity will be obligated to appoint a successor  indenture trustee for that series.  The holders of a majority of the  outstanding  principal  amount of the notes may remove the  indenture  trustee by so notifying  the indenture trustee and may appoint a successor  indenture trustee.  An issuing entity may also remove the related  indenture trustee if that indenture trustee ceases to be  eligible  to  continue  as such  under  the  related  indenture.  In those circumstances,  the issuing  entity will be  obligated  to appoint a successor indenture  trustee for the related series of notes. If the related  prospectus supplement  provides  that a given class of notes is junior in priority to one or more other classes of notes,  pursuant to the Trust  Indenture Act of 1939, as amended,  the related indenture trustee may be deemed to have a conflict of interest  and be  required  to  resign  as  trustee  for one or more of  those classes  if an event of  default  occurs  under  the  indenture.  The  related indenture  will  provide for a successor  trustee to be  appointed  for one or more of those classes of notes in these  instances.  In addition,  the related indenture  will  set  forth  the  rights  of  senior  noteholders  and  junior noteholders,  which may be different,  to consent to or direct  actions by the related  indenture  trustee in these instances.  Any resignation or removal of an indenture trustee and appointment of a successor  indenture trustee for any series of notes does not become  effective until acceptance of the appointment by the successor indenture trustee for that series.

                   CERTAIN INFORMATION REGARDING THE NOTES

Fixed Rate Notes

      Each class of notes,  other than  certain  classes of strip  notes,  may bear  interest at a fixed rate per annum ("Fixed Rate Notes") or at a variable or adjustable rate per annum ("Floating Rate Notes"),  as more fully described below and in the  related  prospectus  supplement.  Each  class of Fixed  Rate
Notes will bear interest at the  applicable  per annum interest rate specified in the  related  prospectus  supplement.  Interest on each class of Fixed Rate
Notes will be computed on the basis of a 360-day year of twelve  30-day months or such other basis as may be set forth in the related prospectus  supplement.
See  "Description  of the  Notes—Principal  and Interest on the Notes" in this prospectus.

Floating Rate Notes

      Each  class  of  Floating   Rate  Notes  will  bear  interest  for  each
applicable  period at a rate per annum  determined by reference to an interest rate basis (the "Base  Rate"),  plus or minus the related  Spread,  if any, or multiplied by the Spread Multiplier,  if any, in each case as specified in the related  prospectus  supplement.  The  "Spread" is the number of basis  points
(one basis point equals one  one-hundredth of a percentage  point) that may be specified in the related  prospectus  supplement  as being  applicable to that class, and the "Spread  Multiplier" is the percentage that may be specified in the related prospectus supplement as being applicable to that class.

      The  related  prospectus  supplement  will  designate  a Base Rate for a given  Floating  Rate  Note  based on LIBOR  (as  defined  in that  prospectus supplement),  commercial  paper rates,  federal funds rates,  U.S.  Government treasury securities rates or negotiable certificates of deposit rates.

      As specified in the related prospectus  supplement,  Floating Rate Notes of a given class may also have either or both of the  following,  in each case expressed as a rate per annum:

        o   a maximum  limitation,  or ceiling,  on the rate at which  interest  may accrue during any interest period; and

        o   a  minimum  limitation,  or  floor,  on the rate at which  interest  may accrue during any interest period.

In addition to any maximum  interest  rate that may be applicable to any class of Floating Rate Notes,  the interest rate applicable to any class of Floating
Rate Notes  will in no event be higher  than the  maximum  rate  permitted  by applicable law.

      Calculation  Agent.  Each  issuing  entity with  respect to which one or more  classes of Floating  Rate Notes will be issued will  appoint,  and enter into  agreements  with, a calculation  agent (each, a "Calculation  Agent") to calculate  interest rates on the related  classes of Floating Rate Notes.  The prospectus  supplement  relating  to any  series  of  notes  with  one or more classes of Floating Rate Notes will set forth the identity of the  Calculation
Agent for the related classes of Floating Rate Notes,  which may be either the
owner  trustee  or  indenture  trustee  with  respect  to  that  series.   All
determinations  of interest by the Calculation  Agent shall, in the absence of manifest  error,  be conclusive for all purposes and binding on the holders of
Floating Rate Notes of a given class.  To the extent  specified in the related prospectus  supplement,  all percentages resulting from any calculation of the rate of interest on a Floating  Rate Note will be rounded,  if  necessary,  to the nearest  1/1,000,000  of 1%  (.00000001),  with five  one-millionths  of a percentage point rounded upward.

                            ISSUANCE OF THE NOTES

Definitive Notes

      The  prospectus  supplement  related  to a  given  series  will  specify whether  the  notes  of  that  series  will be  issued  in  fully  registered, certificated form ("Definitive  Notes") to the noteholders or their respective nominees.

      Distributions  of principal of and interest on Definitive  Notes will be made by the indenture  trustee in accordance  with the procedures set forth in the related  indenture  directly to holders of Definitive Notes in whose names the  Definitive  Notes  were  registered  at  the  close  of  business  on the applicable  "Record  Date" (as defined in the related  prospectus  supplement)
specified  for  those  notes  in  the  related  prospectus  supplement.  Those distributions  will be made by check mailed to the address of the holder as it appears  on the  register  maintained  by the  indenture  trustee.  The  final payment on any Definitive Note,  however,  will be made only upon presentation and  surrender of that  Definitive  Note at the office or agency  specified in the notice of final distribution to the applicable noteholders.

      Definitive  Notes will be transferable  and  exchangeable at the offices of the indenture  trustee or of a note registrar  named in a notice  delivered to holders of  Definitive  Notes.  No service  charge  will be imposed for any registration  of transfer or exchange,  but the indenture  trustee may require payment  of a sum  sufficient  to cover any tax or other  governmental  charge imposed in connection therewith.

Book-Entry Registration

      The  prospectus  supplement  related  to a  given  series  will  specify whether  the  holders of the notes of that  series  may hold their  respective notes  through DTC, in the United  States,  or  Clearstream  Banking,  société
anonyme  ("Clearstream")  or Euroclear  ("Euroclear"),  in Europe, if they are participants of those systems,  or indirectly  through  organizations that are participants in those systems ("Book-Entry Notes").

      The  depositor  has been informed by DTC that DTC's nominee will be Cede
& Co. or another  nominee  specified  in the  related  prospectus  supplement.
Accordingly,  that nominee is expected to be the holder of record of the notes of any series  held  through  DTC.  Cede,  as nominee  for DTC,  or such other nominee specified in the related prospectus  supplement,  will hold the Global
Notes (as  defined in the  related  prospectus  supplement).  Clearstream  and
Euroclear   will  hold  omnibus   positions  on  behalf  of  the   Clearstream
participants and the Euroclear participants,  respectively, through customers'
securities  accounts in  Clearstream's  and Euroclear's  names on the books of their respective  depositaries  (collectively,  the "depositaries"),  which in turn will hold  those  positions  in  customers'  securities  accounts  in the depositaries' names on the books of DTC.

      DTC is a limited  purpose trust company  organized under the laws of the
State of New  York,  a member  of the  Federal  Reserve  System,  a  "clearing corporation"  within the meaning of the Uniform Commercial Code (the "UCC") as in  effect  in the  state  of New  York  and a  "clearing  agency"  registered pursuant to Section 17A of the  Securities  Exchange Act of 1934,  as amended.
DTC was created to hold securities for its  participants and to facilitate the clearance  and  settlement  of securities  transactions  between  participants through  electronic  book-entries,  thereby  eliminating the need for physical
movement  of  certificates.   Participants   include  securities  brokers  and
dealers,  banks, trust companies and clearing corporations and may include any of the  underwriters  of any  series  of  notes.  Indirect  access  to the DTC system also is available to others such as banks,  brokers,  dealers and trust companies  that clear  through or  maintain a  custodial  relationship  with a participant, either directly or indirectly.

      Transfers  between DTC  participants  will occur in accordance  with DTC rules.  Transfers between Clearstream  participants and Euroclear participants will occur in the ordinary way in accordance with their  applicable  rules and operating procedures.

      Cross-market  transfers  between persons holding  directly or indirectly through DTC, on the one hand, and directly or indirectly  through  Clearstream participants or Euroclear participants,  on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European  international clearing system by its depositary.  However,  those cross-market  transactions will require delivery of instructions to the relevant  European  international clearing  system by the  counterparty  in that system in  accordance  with its rules and procedures and within its  established  deadlines  (European  time).
The relevant European  international  clearing system will, if the transaction meets its settlement  requirements,  deliver instructions to its depositary to take  action  to effect  final  settlement  on its  behalf  by  delivering  or receiving  securities  in DTC, and making or receiving  payment in  accordance with normal  procedures  for  same-day  funds  settlement  applicable  to DTC.
Clearstream   participants   and  Euroclear   participants   may  not  deliver
instructions directly to the depositaries.

      Because of time-zone  differences,  credits of securities in Clearstream or Euroclear as a result of a transaction  with a DTC participant will be made during the subsequent  securities  settlement  processing,  dated the business day following the DTC settlement  date, and those credits or any  transactions in those  securities  settled during that  processing  will be reported to the relevant  Clearstream  participant  or Euroclear  participant on that business day.  Cash  received  by  Clearstream  or  Euroclear  as a result  of sales of securities by or through a Clearstream  participant or a Euroclear participant to a DTC  participant  will be received with value on the DTC settlement  date but will be available in the relevant  Clearstream  or Euroclear  cash account only as of the business day following settlement in DTC.

      The noteholders that are not  participants or indirect  participants but who desire to purchase,  sell or  otherwise  transfer  ownership  of, or other interests  in,  notes  may  do  so  only  through  participants  and  indirect participants.  In  addition,  noteholders  will receive all  distributions  of principal  and interest from the indenture  trustee  through the  participants
who  in  turn  will  receive  them  from  DTC.  Under  a  book-entry   format,
noteholders  may  experience  some delay in their  receipt of payments,  since those payments will be forwarded by the indenture  trustee to Cede, as nominee
for  DTC.  DTC  will  forward  those  payments  to  its  participants,   which
thereafter will forward them to indirect  participants or noteholders.  To the extent the related prospectus  supplement  provides that Book-Entry Notes will be  issued,  the only  "noteholder"  will be Cede & Co.,  as  nominee  of DTC.
Noteholders will not be recognized by the indenture  trustee as "noteholders,"
as that  term  is  used in the  related  indenture,  and  noteholders  will be permitted to exercise the rights of noteholders  only  indirectly  through DTC and its participants.

      Under the rules,  regulations and procedures  creating and affecting DTC and its  operations,  DTC is required to make  book-entry  transfers  of notes among  participants  on whose  behalf it acts with respect to the notes and to receive and  transmit  distributions  of  principal  of, and  interest on, the notes.  Participants  and  indirect  participants  with which the  noteholders have accounts with respect to their  respective  notes  similarly are required to make  book-entry  transfers  and receive  and  transmit  those  payments on
behalf   of  their   respective   noteholders.   Accordingly,   although   the
noteholders will not possess their  respective  notes, the DTC rules provide a mechanism  by which  participants  will  receive  payments and will be able to transfer their interests.

      Because DTC can only act on behalf of  participants,  who in turn act on behalf of indirect  participants,  the ability of a noteholder to pledge notes to  persons or  entities  that do not  participate  in the DTC  system,  or to otherwise  act with respect to those notes,  may be limited due to the lack of a physical certificate for those notes.

      DTC will  advise  each  issuing  entity  that it will  take  any  action permitted  to be taken  by a note  under  the  related  indenture  only at the direction of one or more  participants  to whose accounts with DTC those notes are  credited.  DTC  may  take  conflicting  actions  with  respect  to  other undivided  interests  to the extent that those  actions are taken on behalf of participants whose holdings include those undivided interests.

      Clearstream  is   incorporated   under  the  laws  of  Luxembourg  as  a
professional  depository.  Clearstream  holds securities for its participating organizations  and  facilitates  the  clearance  and  settlement of securities transactions between Clearstream  participants  through electronic  book-entry changes in accounts of Clearstream participants,  thereby eliminating the need for  physical  movement  of  certificates.  Transactions  may  be  settled  in
Clearstream  in  any  of  36  currencies,  including  United  States  dollars.
Clearstream  provides to its  Clearstream  participants,  among other  things,
services  for  safekeeping,   administration,   clearance  and  settlement  of
internationally  traded  securities  and  securities  lending  and  borrowing.
Clearstream  interfaces  with  domestic  markets  in several  countries.  As a
professional   depository,   Clearstream  is  subject  to  regulation  by  the
Luxembourg  Monetary  Institute.   Clearstream   participants  are  recognized
financial  institutions around the world, including  underwriters,  securities brokers  and  dealers,  banks,  trust  companies,  clearing  corporations  and certain other  organizations  and may include the underwriters with respect to any series of notes.  Indirect  access to  Clearstream  is also  available  to others,  such as banks,  brokers,  dealers  and  trust  companies  that  clear through or maintain a custodial  relationship with a Clearstream  participant, either directly or indirectly.

      The  Euroclear  system was  created in 1968 to hold  securities  for its
participants  and  to  clear  and  settle   transactions   between   Euroclear
participants  through  simultaneous  electronic  book-entry  delivery  against payment,  thereby  eliminating the need for physical  movement of certificates and the risk from transfers of securities and cash that are not simultaneous.

      The Euroclear system has subsequently  been extended to clear and settle
transactions  between  Euroclear   participants  and  counterparties  both  in
Clearstream  and in many  domestic  securities  markets.  Transactions  may be settled  in  any of 34  settlement  currencies.  In  addition  to  safekeeping
(custody) and  securities  clearance  and  settlement,  the  Euroclear  system includes  securities  lending  and  borrowing  and  money  transfer  services.
Euroclear  Bank  S.A./N.V.  is the  operator  of and  banker to the  Euroclear system.

      All  operations  are  conducted  by  the  Euroclear   operator  and  all
Euroclear  securities  clearance  accounts and cash accounts are accounts with the  Euroclear  operator.  They  are  governed  by the  Terms  and  Conditions
Governing  Use of  Euroclear  and  the  related  Operating  Procedures  of the
Euroclear system,  and applicable  Belgian law  (collectively,  the "Terms and
Conditions").  The Terms and  Conditions  govern all  transfers of  securities and cash,  both within the Euroclear  system and receipts and  withdrawals  of securities  and cash.  All  securities in the  Euroclear  system are held on a fungible  basis  without  attribution  of  specific  certificates  to specific securities clearance accounts.

      Euroclear   participants   include  banks  (including   central  banks),
securities   brokers   and   dealers   and   other   professional    financial
intermediaries  and may  include  any of the  underwriters  of any  series  of notes.  Indirect  access to the  Euroclear  system is also  available to other firms  that  clear  through  or  maintain  a  custodial  relationship  with  a
Euroclear participant,  either directly or indirectly.  The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear  participants, and has no record of or relationship  with persons  holding through  Euroclear participants.

      Unless  and  until   Definitive  Notes  are  issued  under  the  limited
circumstances  described  in  this  prospectus  or in the  related  prospectus supplement,  no noteholder will be entitled to receive a physical  certificate representing a Book-Entry  Note. All references in this  prospectus and in the related  prospectus  supplement  to  actions  by  Noteholders  shall  refer to actions  taken  by DTC  upon  instructions  from  its  participants,  and  all references  in this  prospectus  and in the related  prospectus  supplement to distributions,  notices,  reports and statements to noteholders shall refer to distributions,  notices,  reports and  statements to DTC or its nominee as the registered  holder of the  Book-Entry  Notes for  distribution  to  holders of
Book-Entry Notes in accordance with DTC's procedures with respect thereto.

      If:

        o   the issuing entity advises the indenture  trustee in writing that DTC is
            no   longer   willing   or  able   to   discharge   properly   its
            responsibilities  as depository  with respect to any notes held in book-entry form;

        o   the  issuing  entity,  to the  extent  permitted  by  law,  advises  the indenture  trustee  in  writing  that it elects to  terminate  the book-entry  system  through  DTC with  respect  to the  Book-Entry
            Notes; or

        o   after the  occurrence  of an event of  default  or a  Servicer  Default, noteholders  representing  at least a majority of the  outstanding principal amount of the notes of the applicable  series advise the indenture  trustee through DTC in writing that the continuation of a book-entry  system  through DTC, or a successor  thereto,  is no longer in the best interest of those noteholders;

then any notes held in book-entry  form will be issued as Definitive  Notes to the applicable noteholders or their respective nominees.

      Upon the occurrence of any event described in the immediately  preceding paragraph,  the  indenture  trustee will be required to notify all  applicable noteholders  through  participants of the  availability  of Definitive  Notes.
Upon  surrender  by  DTC  of  the  definitive  certificates  representing  the corresponding  notes and  receipt of  instructions  for  re-registration,  the indenture  trustee will reissue those notes to the  applicable  noteholders as
Definitive Notes.

      Except as required by law, no issuing  entity or indenture  trustee will have any liability for any aspect of the records  relating to or payments made on account of  beneficial  ownership  interests of the notes held by Cede,  as nominee for DTC, or for  maintaining,  supervising  or  reviewing  any records relating to those beneficial ownership interests.

             DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

      The following summary, as well as other pertinent  information  included elsewhere in this prospectus and the related prospectus supplement,  describes the material terms with respect to each series of notes relating to:

        o   the sale and  servicing  agreement  pursuant to which an issuing  entity will  purchase  receivables  from the  depositor  and the servicer will  undertake  to  service  those  receivables  (the  "sale  and servicing agreement");

        o   the purchase  agreement  pursuant to which the  depositor  will purchase those receivables from Cat Financial the ("purchase agreement");

        o   the  administration  agreement  pursuant  to which  Cat  Financial  will undertake  certain  administrative  duties  with  respect  to that issuing entity;

        o   the trust  agreement  pursuant  to which  that  issuing  entity  will be created  and the related  certificates  will be issued (the "trust agreement"); and

        o   if provided  for in the related  prospectus  supplement,  the  custodial agreement  (the  "custodial  agreement")  pursuant  to  which  the
            related   custodian   will   maintain   custody  of  the   related
            receivables  files  on  behalf  of  that  issuing  entity  and the
            related  indenture  trustee   (collectively,   the  "transfer  and
            servicing agreements").

Forms of the transfer and servicing  agreements have been filed as exhibits to the  Registration  Statement  of  which  this  prospectus  forms a part.  This summary  does not purport to be complete  and is subject to, and is  qualified by  reference  to, the  applicable  provisions  of the  related  transfer  and servicing agreements.

Sale and Assignment of Receivables

      Receivables.  On the closing date  specified  in the related  prospectus supplement  with  respect to an  issuing  entity  (the  "closing  date"),  Cat
Financial will sell and assign to the depositor,  without recourse, its entire interest in the related  receivables,  including the security interests in the
related   financed   equipment  and  in  certain  other   cross-collateralized
equipment,  pursuant  to a  purchase  agreement.  On  the  closing  date,  the depositor  will  sell  and  assign  to the  related  issuing  entity,  without recourse,  its entire  interest in those  receivables,  including the security interests in the related financed  equipment and in that  cross-collateralized equipment,  pursuant  to  the  related  sale  and  servicing  agreement.  Each receivable  will be  identified  in a schedule  appearing as an exhibit to the related sale and servicing agreement.

      The related  owner  trustee,  on behalf of that  issuing  entity,  will, concurrently  with  the sale  and  assignment  on the  related  closing  date, execute,  authenticate  and deliver the related  certificates  and execute the related notes,  and the indenture  trustee will  authenticate  and deliver the related  notes.  The net  proceeds  received  from the sale of those notes and the  certificates  will be applied to the purchase of the related  receivables and, if so specified  in the related  prospectus  supplement,  to make initial deposits to any reserve account or other specified account.

      Representations and Warranties Regarding  Receivables.  In each purchase agreement,  Cat Financial will  represent and warrant to the depositor,  among other things, that:

        o   the  information  provided  with respect to the related  receivables  is correct in all material respects;

        o   the obligor on each  receivable is required to maintain  physical damage insurance and/or liability insurance, as applicable,  covering the financed  equipment  in  accordance  with Cat  Financial's  normal requirements;

        o   as of the related  closing date,  the related  receivables  are free and clear of all security interests,  liens,  charges and encumbrances and no offsets,  defenses,  or counterclaims have been asserted or threatened;

        o   as of the related closing date, each of those  receivables is secured by a first  priority  perfected  security  interest  in the  financed equipment in favor of Cat Financial;

        o   each receivable, at the time it was originated,  complied and, as of the related  closing  date,  complies in all  material  respects  with applicable federal and state laws including,  without  limitation, consumer credit,  truth in lending,  equal credit  opportunity and disclosure laws; and

        o   each finance lease, if any:

            1.   constitutes a security interest under the UCC; and

            2.   constitutes "tangible chattel paper", as defined in the UCC.

If so provided in the related prospectus  supplement,  Cat Financial will also represent  that there is only one  original of each related  installment  sale contract and/or finance lease.

      Repurchase   Obligation.   To  the  extent   specified  in  the  related
prospectus  supplement,  if the depositor breaches any of its  representations and  warranties  made in the related sale and  servicing  agreement,  and that breach has not been cured by the last day of the second (or, if the  depositor elects,  the  first)  month  following  the  discovery  by or  notice  to  the depositor  of that  breach,  the  depositor  will  repurchase  any  receivable materially  and  adversely  affected by that  breach from the related  issuing entity,  and if that  breach  arises from the breach of a  representation  and warranty by Cat  Financial in the related  purchase  agreement,  Cat Financial will repurchase  that  receivable from the depositor,  in each case at a price
(the  "Purchase  Amount")  equal to the  "Principal  Balance" (as that term is defined in the related  prospectus  supplement)  plus interest  thereon at the respective  "discount  factor"  (as  that  term  is  defined  in  the  related prospectus  supplement).  The  obligation of the  depositor to repurchase  any receivable  with  respect  to  which  a  representation  or  warranty  of  Cat
Financial has been breached is subject to Cat  Financial's  repurchase of that
receivable  for  the  Purchase   Amount.   The  repurchase   obligation   will
constitute  the  sole  remedy  available  to the  noteholders,  the  indenture trustee, the  certificateholders,  the issuing entity or the owner trustee for any such uncured breach.

      Custodial  Arrangements.  If  so  provided  in  the  related  prospectus supplement,  the  depositor,  the  related  issuing  entity  and  the  related indenture  trustee  will  appoint  the  custodian  specified  in  the  related
prospectus   supplement   (the   "custodian")  as  custodian  of  the  related
receivables.

      If the related  prospectus  supplement so  specifies,  the servicer will maintain  possession of the related  installment sale contracts and/or finance leases to  facilitate  servicing  and to  minimize  administrative  burden and expense.

Accounts

      With respect to each issuing  entity,  the servicer  will  establish and maintain with the related indenture trustee one or more accounts,  in the name of the indenture  trustee,  into which all payments made on or with respect to the related  receivables  will be  deposited  (collectively,  the  "collection account").  The  indenture  trustee  will  establish  and maintain one or more accounts  or  sub-accounts,  in the name of the  indenture  trustee,  in which certain amounts released from the collection  account,  the reserve account or yield  supplement  account,  in  each  case,  if  any,  or  any  other  credit enhancement  for payment to  noteholders  and the  certificateholders  will be deposited and from which certain  payments to noteholders  will be made (each, a "principal  distribution  account").  The owner  trustee will  establish and maintain  an  account,  in the name of the  owner  trustee,  in which  amounts released  from the related  collection  account,  the  reserve  account or the yield supplement account, and principal  distribution  account, if any, or any other  credit  enhancement  for  distribution  to  certificateholders  will be deposited and from which all distributions to certificateholders  will be made
(the "certificate distribution account").

      Any other accounts to be  established  with respect to an issuing entity will be described in the related prospectus supplement.

      With respect to any series of notes,  funds in the  collection  account, the principal distribution account, the certificate  distribution account, any reserve account and any yield  supplement  account  (collectively,  the "trust accounts")  shall be invested as  provided in the related  sale and  servicing agreement  in  eligible  investments.  "Eligible  investments"  are  generally limited to investments  acceptable to the rating agencies as being  consistent with the ratings of those notes (and shall be defined in the related  sale and servicing  agreement).  Except as described below or in the related prospectus supplement,  eligible  investments  are limited to  obligations  or securities that  mature on or  before  the  business  day  preceding  the day of the next distribution.  However,  to the extent permitted by the rating agencies and as provided in the related  sale and  servicing  agreement,  funds in any reserve account and any yield  supplement  account may be invested in securities  that will not mature  prior to the next  distribution  date and will not be sold to meet any  shortfalls.  Thus, the amount of cash in any reserve  account or any yield  supplement  account at any time  available for  withdrawal  may be less than the  balance  of the  reserve  account or the yield  supplement  account, respectively,  at that time. If the amount  required to be withdrawn  from any reserve  account or any yield  supplement  account,  as  applicable,  to cover shortfalls  in  collections  on the related  receivables  (as  provided in the related  prospectus  supplement)  exceeds  the amount of cash in that  reserve account or yield supplement  account,  respectively,  a temporary shortfall in the amounts distributed to the related noteholders or  certificateholders,  as applicable,  could result,  which could, in turn, increase the average life of the related  notes.  If so  specified  in the related  prospectus  supplement, investment  earnings on funds deposited in the trust  accounts,  net of losses and  investment  expenses  (collectively,  "investment  earnings"),  shall  be deposited  in the related  collection  account on each  distribution  date and shall be treated as collections of interest on the related receivables.

      The trust accounts of all series will be maintained as eligible  deposit accounts.  "Eligible deposit account" means either:

        o   a segregated account with an eligible institution; or

        o   a segregated  trust  account with the  corporate  trust  department of a depository  institution  organized  under  the laws of the  United
            States  of  America  or  any  one  of the  states  thereof  or the
            District of Columbia,  or any domestic  branch of a foreign  bank, having  corporate  trust  powers and  acting as trustee  for funds deposited in that  account,  so long as any of the  securities  of that depository  institution have a credit rating from each rating agency in one of its generic  rating  categories  which  signifies investment grade.

      "Eligible institution" means, with respect to any series:

        o   the corporate trust  department of the related  indenture  trustee,  the related owner trustee or such other institution  acceptable to the rating  agencies  as  being  consistent  with the  ratings  of the notes; or

        o   a depository  institution  organized under the laws of the United States of  America or any one of the states  thereof or the  District  of
            Columbia, or any domestic branch of a foreign bank which:

                o   has either a long-term or short-term  unsecured  debt rating acceptable to the rating agencies; and

                o   whose deposits are insured by the Federal Deposit Insurance
                    Corporation;

                or —

                o   the parent  corporation  of which has either a long-term  or short-term unsecured debt rating acceptable to the rating
                    agencies; and

                o   whose deposits are insured by the Federal Deposit Insurance
                    Corporation.

Servicing Procedures

      The servicer  will make  reasonable  efforts to collect all payments due with respect to the  receivables  held by any issuing  entity and will use the
same   collection   procedures  as  the  servicer   follows  with  respect  to
installment  sale  contracts  and finance  leases it  services  for itself and others.  Consistent  with its normal  servicing  procedures,  the servicer may arrange  with the  obligor on a  receivable  to extend or modify  the  related payment schedule; provided, however, that no such modification may:

        o   reduce the underlying APR or contract balance of the related receivable;

        o   reduce the aggregate  amount of scheduled  payments or the amount of any scheduled payment due under the related receivable;

        o   release or modify Cat  Financial's  security  interest  in the  financed equipment securing the related receivable; or

        o   otherwise amend or modify the related  receivable in a manner that would have a material  adverse  effect on the  interests  of the related securityholders.

      To the  extent  provided  in the  related  prospectus  supplement,  some extensions may not be permitted or may result in the servicer's  repurchase of the  related  receivable.  Although  each sale and  servicing  agreement  will restrict  the ability of the servicer to otherwise  modify a  receivable,  the servicer  will  be  permitted  to  refinance  an  existing  receivable  for an obligor,  so long as the proceeds of that  refinanced  receivable will be used to prepay the existing  receivable  in full and any  refinanced  receivable is evidenced  by a new  finance  lease  or  installment  sale  contract.  Any new receivable  resulting  from a  refinancing  would not be the  property  of the related  issuing entity.  If there is a default on a receivable,  the servicer may sell the  financed  equipment  securing  that  receivable  at a public  or private sale, or take any other action  permitted by applicable  law. See "The
Receivables Pools—The Retail Equipment Financing  Business—Extension/ Revision
Procedures" and "Certain Legal Aspects of the Receivables" in this prospectus.

Payments on Receivables

      With  respect to each  issuing  entity,  the  servicer  will deposit all payments on the related  receivables  — from whatever  source,  but subject to net  deposits by the  servicer as  described  under  "—Net  Deposits"  in this prospectus  — and all  proceeds  of those  receivables  collected  during each collection  period  specified in the related  prospectus  supplement  into the related collection account; provided,  however, that when a receivable becomes a Liquidated  Receivable  (as defined in the related  prospectus  supplement), the  receivable  will be reassigned to the  depositor,  and any proceeds after that date  (deficiency  proceeds)  would not be proceeds of receivables in the related  issuing  entity and the holders of notes will in no event be entitled to distributions of those deficiency proceeds.

      Unless the related  prospectus  supplement  provides  for more  frequent deposits (as described  below),  the servicer will be permitted to deposit all collections of receivables  into the related  collection  account on or before the business day preceding the related distribution date so long as:

        o   Cat Financial is the servicer;

        o   each other  condition to making  deposits less  frequently than daily as may be  specified  by the  rating  agencies  or set  forth  in the related prospectus supplement is satisfied; and

        o   a Servicer Default (as described below) does not exist.

      If the  related  prospectus  supplement  so  provides,  or if the  above described  conditions are not met, the deposit of collections for a collection period will be made  within two  business  days of receipt and  identification thereof,  and any Purchase Amounts will be deposited in the related collection account  when due.  Normally,  collections  are  identified  within one day of
receipt.   Pending  deposit  into  the  collection   account,   regardless  of
frequency of deposit,  collections  may be invested by the servicer at its own risk,  for its  own  benefit  and  without  being  subject  to any  investment restrictions,  and will not be segregated  from funds of the servicer.  If the servicer  were unable to remit those funds,  or if the servicer were to become insolvent,  the noteholders  might incur a loss. See "Risk  Factors-Bankruptcy of Cat  Financial  or a dealer  could result in delays in payment or losses on the  notes"  in this  prospectus.  To the  extent  set  forth  in the  related prospectus supplement,  the servicer may, in order to satisfy the requirements described  above for monthly  remittances,  obtain a letter of credit or other security  for the benefit of the related  issuing  entity to secure the timely remittances of collections on the related  receivables  and the payment of the aggregate  Purchase Amount with respect to those receivables  purchased by the servicer.

Servicing and Administrative Compensation and Payment of Expenses

      To the extent  specified in the  prospectus  supplement  with respect to any issuing  entity,  the servicer will be entitled to receive a Servicing Fee on each  distribution  date in an amount  equal to 1/12 of a fixed  percentage per annum (as specified in the related prospectus  supplement,  the "Servicing
Fee  Rate") of the "Pool  Balance"  (as that term is  defined  in the  related prospectus  supplement) as of the first day of the related  collection  period
(the "Servicing  Fee").  The Servicing Fee with respect to any issuing entity, together  with any  portion of that  Servicing  Fee that  remains  unpaid from prior  distribution  dates,  will be paid  solely  to the  extent of the funds available  therefor as set forth in the related  prospectus  supplement  under
"Description   of  the  Transfer  and   Servicing   Agreements—Distributions."
However,  the  Servicing  Fee will be paid  prior to the  distribution  of any portion of the  "Total  Distribution  Amount"  (as that term is defined in the related  prospectus  supplement)  to the  related  noteholders  or the related certificateholders  and prior to payment of the  related  administration  fee.
The  Servicing  Fee with respect to each  collection  period will decline over the life of the notes as the Pool Balance decreases.

      If so  specified  in  the  prospectus  supplement  with  respect  to any issuing  entity,  the  servicer  will  collect  property and sales taxes (with respect to finance  leases)  with respect to the related  receivables  and the
servicer  will  also  collect  any  late  fees,   extension  fees,  and  other
administrative  fees or similar charges allowed by applicable law with respect
to  the  related   receivables   (collectively,   the  "additional   servicing
compensation"),  and will be  entitled  to  amounts  of  additional  servicing compensation  collected  as those  amounts  are  received.  Payments  by or on behalf of obligors on the  receivables  will be allocated first to any overdue scheduled  payment  (including taxes and miscellaneous  billables),  second to the current  scheduled payment  (including taxes and miscellaneous  billables)
and  third,  to late  fees,  all in  accordance  with  the  servicer's  normal practices and procedures.

      The  Servicing  Fee with respect to any issuing  entity will  compensate the  servicer  for  performing  the  functions  of a third  party  servicer of equipment receivables as an agent for their owner, including:

        o   collecting and posting payments;

        o   responding to inquiries of obligors on the related receivables;

        o   investigating delinquencies;

        o   sending payment coupons to obligors;

        o   reporting tax information to obligors;

        o   paying costs of disposition of defaults; and

        o   policing the collateral.

        The Servicing Fee also will compensate the servicer for:

        o   administering the related receivables;

        o   accounting for collections and furnishing  monthly and annual statements to the  depositor,  the  related  owner  trustee  and the  related indenture trustee with respect to distributions; and

        o   if  applicable,  retaining  the custodian to hold custody of the related receivables.

      The  Servicing Fee also will  reimburse the servicer for certain  taxes, accounting  fees,  outside auditor fees, data processing costs and other costs incurred in connection  with  administering  the  receivables  of each issuing entity.

      To the extent  specified in the  prospectus  supplement  with respect to any  issuing  entity,  the  administrator  will  be  entitled  to  receive  an administration  fee on each  distribution  date  in an  amount  stated  in the related  prospectus  supplement.  The administration fee will be paid prior to the  distribution  of any  portion  of the  Total  Distribution  Amount to the related noteholders or the related certificateholders.

      Under  some  circumstances,  the  servicer  will  be  permitted  to make deposits of collections into the collection  account net of the administration
fee,  the  Servicing  Fee  and  the  additional  servicing  compensation,   as
described  below under "—Net  Deposits."  For  additional  information  on the
administration   fee,  the   Servicing  Fee  and  the   additional   servicing
compensation,  see  "Description  of the  Transfer and  Servicing  Agreement –
Servicing  and  Administrative  Compensation  and Payment of  Expenses" in the
related prospectus supplement.

Distributions

      With  respect to each  series of notes,  beginning  on the  distribution
date  specified  in  the  related  prospectus  supplement,   distributions  of
principal and interest or, where  applicable,  of principal or interest  only, on each class of notes entitled thereto will be made by the indenture  trustee to the  noteholders  of that  series.  The  timing,  calculation,  allocation, order,  source,  priorities of and requirements for all payments to each class of  noteholders  of that series  will be set forth in the  related  prospectus supplement.

      With  respect  to  each  issuing  entity,  on  each  distribution  date, collections on the related  receivables will be distributed to noteholders and certificateholders  of the  related  series  to  the  extent  provided  in the related prospectus supplement.  Credit enhancement,  such as a reserve account or a yield  supplement  account,  will be available to cover any shortfalls in the amount  available for distribution on that date to the extent specified in the related  prospectus  supplement.  As more fully  described  in the related prospectus supplement,  and unless otherwise specified therein,  distributions in  respect  of  principal  of a class  of  notes  of a given  series  will be subordinate  to  distributions  in  respect of  interest  on that  class,  and
distributions   in  respect  of  the   certificates  of  that  series  may  be
subordinate to payments in respect of the notes of that series.

Credit and Payment Enhancement

      The  amounts  and  types  of  credit  enhancement  arrangements  and the provider  thereof,  if  applicable,  with  respect to each class of notes of a
given  series,   if  any,  will  be  set  forth  in  the  related   prospectus
supplement.   If  and  to  the  extent  provided  in  the  related  prospectus supplement, credit enhancement may be in the form of:

        o   subordination of one or more classes of securities;

        o   cash accounts,  which may include one or more reserve  accounts or yield supplement accounts;

        o   "excess  spread," or interest earned on the receivables in excess of the amount required to be paid on the securities;

        o   "overcollateralization,"   or   collateralization   greater   than   the
            principal amount of the notes;

        o   letters of credit and other credit facilities;

        o   surety bonds or insurance policies;

        o   guaranteed investment contracts;

        o   interest rate swaps or interest rate caps; or

        o   any combination of two or more of the foregoing.

If specified in the related  prospectus  supplement,  credit enhancement for a class  of notes  may  cover  one or more  other  classes  of notes of the same series.  In  addition,  if  specified  in the related  prospectus  supplement, credit  enhancement for one or more classes of notes of a series may cover all or a portion of the  outstanding  amount of those  classes or may cover losses incurred from all or a portion of the related receivables.

      Subordination  Between  Classes of Notes. If so specified in the related prospectus  supplement,  one or more  classes  of notes  in a  series  will be subordinated as described in the related  prospectus  supplement to the extent necessary  to fund  payments  with  respect to the notes that are more  senior within that  series.  The rights of the holders of the  subordinated  notes to receive  distributions of principal  and/or interest on any distribution  date for that series  will be  subordinate  in right and  priority to the rights of the holders of notes within that series that are more senior,  but only to the extent set forth in the related prospectus supplement.  If so specified in the related  prospectus  supplement,  subordination may apply only in the event of specified  types of  losses  or  shortfalls  not  covered  by  another  credit enhancement.

      The  related  prospectus  supplement  will  also set  forth  information concerning:

      1.    the amount of  subordination of a class or classes of subordinated notes within a series;

      2.    the circumstances in which that subordination will be applicable;

      3.    the  manner,  if any,  in which the amount of  subordination  will change over time; and

      4.    the  conditions  under which amounts  available from payments that would  otherwise  be made to holders of those  subordinated  notes will be  distributed  to holders of notes of that  series that are more senior.

      Subordination of Certificates to Notes.  The  certificates  issued by an issuing  entity  will be in  definitive  form and  initially  retained  by the depositor.  Payments on the  certificates  will be subordinated to payments on the notes to the extent described in the related  prospectus  supplement.  The certificates will not bear interest.

      Reserve Account.  If so provided in the related  prospectus  supplement, the depositor  will  establish for a series or class of notes an account which will be maintained in the name of the related  indenture trustee (the "reserve account").  If so provided in the related prospectus  supplement,  the reserve account will be funded by an initial  deposit by the  depositor on the related closing  date in the amount set forth in the  related  prospectus  supplement.
As further  described  in the  related  prospectus  supplement,  the amount on deposit in the reserve  account will be increased  on each  distribution  date thereafter  up to the  "Specified  Reserve  Account  Balance" (as that term is defined in the related  prospectus  supplement) by the deposit  therein of the amount  of  collections  on the  related  receivables,  as  more  specifically described  in  the  related  prospectus  supplement.  The  related  prospectus
supplement   will   describe   the   circumstances   and  manner  under  which
distributions  may be made out of the  reserve  account,  either to holders of the notes covered  thereby,  to the depositor or to any transferee or assignee of the depositor.

      The  depositor  may at any time,  without  consent  of the  noteholders, sell, transfer,  convey or assign in any manner its rights to and interests in distributions  from the reserve account,  including interest earnings thereon, provided, that:

        o   the rating agencies  confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of notes;

        o   the  depositor  provides  to the related  owner  trustee and the related indenture  trustee an opinion of counsel from independent  counsel that such action will not cause the related  issuing  entity to be
            treated  as  an  association  (or  publicly  traded   partnership)
            taxable as a corporation for federal income tax purposes; and

        o   the  transferee or assignee  agrees in writing to take positions for tax purposes  consistent with the tax positions  agreed to be taken by the depositor.

      Yield Supplement Account; Yield Supplement Agreement.  A "yield supplement account" may be established with respect to any class or series of notes. The terms relating to any yield supplement account will be set forth in the related prospectus supplement. Each yield supplement account will be designed to hold funds or other receivables or assets, not already a part of the relevant issuing entity.  Such funds or amounts collected under the receivables or assets will be applied by the related indenture trustee to provide payments to holders of the notes in respect of receivables that have an APR that is less than (x) the sum of the interest rate specified in the related prospectus supplement plus the Servicing Fee Rate specified in the related prospectus supplement plus any additional rate (expressed as a percentage) specified in the related prospectus supplement or, in the alternative, or (y) a particular rate (expressed as a percentage) specified in the related prospectus supplement (in either case, the "required rate ").
Each yield supplement account will be maintained with the same entity with which the related collection account is maintained and will be created on the related closing date with an initial cash deposit and/or a pledge of other receivables or assets by the depositor or other person specified in the related prospectus supplement.

      On each distribution date, the related owner trustee or indenture trustee will transfer to the collection account from monies on deposit in the yield supplement account an amount specified in the related prospectus supplement (the "yield supplement deposit") in respect of the receivables having an APR less than the required rate for that distribution date. Amounts on deposit on any distribution date in the yield supplement account in excess of the "Required Yield Supplement Amount " specified in the related prospectus supplement, after giving effect to all payments to be made on that distribution date, will be deposited into the collection account for distribution by the related owner trustee or indenture trustee in accordance with the terms of the related sale and servicing agreement. Unless otherwise described in the related prospectus supplement, the depositor or other person specified in the related prospectus supplement will not have any obligation after the related closing date to deposit any cash amounts, receivables or assets into the yield supplement account after the related closing date even if the amount and the total balance of any receivables and the value of those assets on deposit in that account is less than the Required Yield Supplement
Amount for any distribution date. Monies on deposit in the yield supplement account may be invested in eligible investments under the circumstances and in the manner described in the sale and servicing agreement. Earnings on investment of funds in the yield supplement account in eligible investments will be deposited into the collection account as a component of the yield supplement deposit on each distribution date. Any monies remaining on deposit in the yield supplement account upon the termination of the issuing entity will be released to the depositor.

      The depositor may at any time,  without the consent of the  noteholders, sell, transfer,  convey or assign in any manner its rights to and interests in distributions from the yield supplement  account,  including interest earnings thereon, provided, that:

        o   the rating agencies  confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of notes;

        o   the  depositor  provides  to the related  owner  trustee and the related indenture  trustee an opinion of counsel from independent  counsel that such action will not cause the related  issuing  entity to be
            treated  as  an  association  (or  publicly  traded   partnership)
            taxable as a corporation for federal income tax purposes; and

        o   the  transferee or assignee  agrees in writing to take positions for tax purposes  consistent with the tax positions  agreed to be taken by the depositor.

      If a yield supplement account is to be established with respect to a series of notes, on or prior to the related closing date, the depositor will enter into a "yield supplement agreement" with the servicer, the issuing entity, and the entity with which the account is maintained.

      Excess Spread. If so provided in the related prospectus supplement,
"excess spread" or, the excess of interest collections on the receivables over all payables, account deposits and expenses related to such series, may be available to make payments on the notes.

      Overcollateralization. Overcollateralization represents the amount by which the aggregate outstanding principal balance of the receivables exceeds the aggregate principal amount of the notes. If so provided in the related prospectus supplement, overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by collections on or in respect of the receivables, if any.  If so provided in the prospectus supplement, the application of funds may be designed to create overcollateralization and to increase over time the amount of overcollateralization as of any distribution date to a target amount equal to a predetermined percentage of the aggregate outstanding principal balance of the receivables as of the last day of the related collection period, and if so stated in the related prospectus supplement, not less than a fixed dollar amount. If so provided in the related prospectus supplement, this may be effected by paying an amount of principal on the notes on the first several distribution dates after the closing date that is greater than the principal of the receivables paid by obligors during that time.

      Letter of Credit or other Credit Facilities.  If so specified in the related prospectus supplement, credit enhancement for a series or one or more of the related classes will be provided by one or more letters of credit or other credit facilities. A letter of credit or other credit facility may provide limited protection against specified losses or shortfalls in addition to or in lieu of other credit enhancement. The issuer of the letter of credit or other credit facility will be obligated to honor demands with respect to that letter of credit or facility documents, to the extent of the amount available thereunder, to provide funds under the circumstances and subject to any conditions as are specified in the related prospectus supplement. The maximum liability of an issuer of a letter of credit or other credit facility will be set forth in the related prospectus supplement.

      Interest Rate Swaps or Interest Rate Caps. If so provided in the related prospectus supplement, the notes may have the benefit of interest rate swaps where the issuing entity makes fixed payments on a monthly or quarterly basis to a swap counterparty and receives a payment based on a specific index, as described in the related prospectus supplement, and interest rate caps where the issuing entity makes an upfront payment to a swap counterparty and receives a payment on a monthly or quarterly basis to the extent a specific index, as described in the related prospectus supplement, exceeds a stated, or capped, amount.

      Surety  Bond  or  Insurance  Policy.  If so  specified  in  the  related prospectus  supplement,  credit enhancement for a series or one or more of the related  classes  will be provided  by one or more  insurance  companies.  The insurance  policy will  guarantee,  with respect to one or more classes of the related series,  distributions  of interest,  principal and other expenses and amounts  in  the  manner  and  amount  specified  in  the  related  prospectus supplement.

      Guaranteed investment contracts. If so specified in the related prospectus supplement, credit enhancement for a series or one or more of the related classes will be provided by guaranteed investment contracts under which in exchange for either a fixed one-time payment or a series of periodic payments the issuing entity will receive specified payments from a counterparty either in fixed amounts or in amounts sufficient to achieve the returns specified in the agreement and described in the related prospectus supplement.

      Credit  Enhancement  May Not Provide  Coverage  Against  all Risks.  The
presence of a reserve  account or a yield  supplement  account and other forms of credit  enhancement  for the  benefit of all or any portion of any class or series of notes is  intended  to  enhance  the  likelihood  of  receipt by the noteholders  of that  class or series  of the full  amount  of  principal  and interest  due thereon and to decrease  the  likelihood  that such  noteholders will  experience  losses.  To the extent  specified in the related  prospectus supplement,  the  credit  enhancement  for all or any  portion  of a class  or series of notes  will not  provide  protection  against  all risks of loss and will not  guarantee  repayment  of the entire  principal  balance and interest thereon.  If losses  occur  which  exceed  the  amount  covered  by any credit enhancement  or which are not covered by any credit  enhancement,  noteholders of any class or series will bear their  allocable  share of  deficiencies,  as described in the related prospectus supplement.

      If so provided in the related prospectus  supplement,  the depositor may replace the credit  enhancement  for any class of notes with  another  form of credit  enhancement  described in this  prospectus  without the consent of the noteholders,  provided the applicable  rating agencies confirm in writing that substitution  will not result in the  reduction or withdrawal of the rating of that class of notes or any other class of notes of the related series.

Net Deposits

      As an  administrative  convenience,  the  servicer  will be permitted to make the deposit of  collections  and Purchase  Amounts for any issuing entity for or with respect to the related  collection  period net of distributions to be  made  to the  servicer  for  that  issuing  entity  with  respect  to that collection  period,  including the Servicing Fee and any additional  servicing compensation;  provided, that if the servicer is required to remit collections daily (see  "—Payments on Receivables"  above),  deposits of those amounts may only be made net of the additional servicing  compensation and may not be made net  of  the  Servicing  Fee.  The  servicer,  however,  will  account  to the
indenture   trustee,    the   owner   trustee,   the   noteholders   and   the
certificateholders  with  respect to each issuing  entity as if all  deposits, distributions and transfers were made individually.

Reports to Noteholders

      With respect to each series of notes,  on or prior to each  distribution date, the servicer will prepare and provide:

o     to the related  indenture  trustee a statement  to be  delivered  to the related noteholders on that distribution date; and

o     to the related  owner trustee a statement to be delivered to the related certificateholders on that distribution date.

Each  statement to be delivered to  noteholders  will  include,  to the extent applicable,  the following  information and any other information so specified in the related prospectus  supplement as to the notes of the applicable series with  respect  to that  distribution  date or the  period  since the  previous distribution date, as applicable:

      1.    the amount of the  distribution  allocable  to  principal  of each class of notes of that series;

      2.    the amount of the  distribution  allocable  to interest on or with respect to each class of notes of that series;

      3.    the Pool  Balance as of the close of  business  on the last day of the preceding collection period;

      4.    the aggregate  outstanding  principal  balance and the pool factor for each  class of  notes  after  giving  effect  to all  payments reported under clause 1 above on that date;

      5.    the amount of the  Servicing Fee paid to the servicer with respect to the related collection period;

      6.    the  interest  rate for the next  period for any class of notes of that series with variable or adjustable rates;

      7.    the amount of the  administration fee paid to the administrator in respect of the related collection period;

      8.    the amount of the aggregate  "Realized  Losses" (as defined in the related  prospectus  supplement),  if  any,  for  that  collection period;

      9.    the aggregate Purchase Amounts for receivables,  if any, that were repurchased or purchased in that collection period; and

      10.   the  balance  of  the  reserve  account  or the  yield  supplement account,  in each case, if any, on that  distribution  date, after giving effect to  withdrawals  therefrom  and deposits  thereto on that distribution  date, and the Specified Reserve Account Balance or Required  Yield  Supplement  Amount,  as  applicable,  for such distribution date.

      Each amount set forth  pursuant to  subclauses  1 and 2 with  respect to the notes of any series  will be  expressed  as a dollar  amount per $1,000 of the initial principal balance of those notes.

      Within the prescribed  period of times for tax reporting  purposes after the end of each  calendar  year during the term of each  issuing  entity,  the indenture  trustee  will  mail to each  person  who at any  time  during  that calendar  year has been a noteholder  with respect to that issuing  entity and received any payment thereon, a statement  containing certain  information for the purposes of that  noteholder's  preparation of federal income tax returns.
See "Federal Income Tax Consequences" in this prospectus.

Statements to Indenture Trustee

      Prior to each  distribution  date with  respect to each series of notes, the  servicer  will  provide  to the  related  indenture  trustee a  statement setting  forth  substantially  the  same  information  as  is  required  to be provided  in the  periodic  reports  provided  to  noteholders  of that series described under "—Reports to Noteholders"  above for the preceding  collection period or such distribution date, as applicable.

Evidence as to Compliance

      Each  sale  and  servicing   agreement  will  provide  that  a  firm  of
independent  public accountants will furnish to the related issuing entity and indenture  trustee  annually an  attestation  as to compliance by the servicer during the  preceding  12 months  ended  December  31 (or,  in the case of the first such  certificate,  the period from the related closing date to December
31 of the  same  year)  with  certain  minimum  servicing  criteria  regarding general servicing,  cash collection and administration,  investor  remittances and reporting  and pool asset  administration  during the  preceding  calendar
year,   including   disclosure  of  any  material  instance  of  noncompliance identified by the servicer.

      Each sale and servicing  agreement will also provide for delivery to the related  issuing entity and indenture  trustee,  substantially  simultaneously with the  delivery  of the  accountants'  statement  referred  to above,  of a certificate signed by an officer of the servicer:

        o   stating that the servicer has fulfilled its  obligations  under the sale and servicing  agreement in all material  respects  throughout the preceding  12 months  ended  December  31 (or,  in the case of the first such  certificate,  the period from the related closing date to December 31 of the same year) or,

        o   if there has been a default in the  fulfillment of any obligation in any material respect, describing each default.

      The  servicer  also will agree to give each  indenture  trustee and each owner trustee notice of certain  Servicer  Defaults under the related sale and servicing agreement.

      Noteholders  may obtain copies of these  statements and  certificates by submitting a written request to the indenture trustee.

Certain Matters Regarding the Servicer

      Each sale and  servicing  agreement  will provide that Cat Financial may not resign  from its  obligations  and duties as servicer  thereunder,  except upon  determination  that Cat  Financial's  performance  of those duties is no longer  permissible  under  applicable  law. No such  resignation  will become effective  until the related  indenture  trustee or a successor  servicer  has assumed Cat Financial's  servicing obligations and duties under the applicable sale and servicing agreement.

      Each sale and servicing  agreement will further provide that neither the servicer nor any of its  directors,  officers,  employees  and agents shall be under any liability to the related issuing entity, the related  noteholders or the related  certificateholders  for taking any action or for refraining  from taking  any  action  pursuant  to that sale and  servicing  agreement,  or for errors in  judgment.  However,  neither the  servicer nor any such person will be protected  against any liability that would  otherwise be imposed by reason of willful  misfeasance,  bad faith or negligence in the performance of duties or by reason of reckless  disregard of obligations and duties  thereunder.  In addition,  each sale and servicing agreement will provide that the servicer is under no obligation to appear in,  prosecute,  or defend any legal action that is not  incidental  to its  servicing  responsibilities  under  that  sale and servicing  agreement  and  that,  in its  opinion,  may  cause it to incur any expense or liability.

      Under the circumstances  specified in each sale and servicing agreement, including  confirmation  by the rating  agencies that the succession  will not result in the  reduction or  withdrawal of the rating of any class of notes of
the  related  series,   any  of  the  following   entities  that  assumes  the
obligations  of the servicer will be the  successor of the servicer  under the sale and servicing agreement:

        o   any entity into which the servicer may be merged or consolidated;

        o   any  entity  resulting  from any  merger or  consolidation  to which the servicer is a party;

        o   any entity  succeeding  to the  properties  and  assets of the  servicer substantially as a whole; or

        o   any  corporation  50% or more of the  voting  stock of  which is  owned, directly or indirectly, by Caterpillar Inc.

      The servicer,  an affiliate of the depositor,  will be  responsible  for servicing the receivables.  The servicer's  duties include but are not limited to:

        o   communicating with obligors;

        o   sending monthly remittance statements to obligors;

        o   collecting payments from obligors;

        o   accurate  and  timely   accounting,   reporting  and  remitting  of  the
            principal and interest  components of monthly  payments,  together with any other sums  required to be remitted by the obligors  with respect to the receivables;

        o   calculating remittance amounts to noteholders and certificateholders;

        o   sending  remittances  to the  indenture  trustee  and owner  trustee for
            distributions   to   the   noteholders   and   certificateholders,
            respectively;

        o   investor and tax reporting;

        o   coordinating  repurchases  of receivables as required under the transfer and servicing agreements;

        o   oversight of all repossession and liquidation activity;

        o   following  up  with  obligors  with  respect  to  receivables  that  are delinquent  or for which  servicing  decisions may need to be made and developing  loss  mitigation  strategies  for such  delinquent receivables; and

        o   providing certain notices and other  responsibilities as detailed in the transfer and servicing agreements.

Servicer Default

      With respect to each issuing  entity,  a "Servicer  Default"  under each sale and servicing agreement will consist of:

        o   any failure by the servicer:

             1.   to deliver to the related  indenture  trustee for deposit in any of the related trust accounts any required payment; or

             2.   to  direct  the  related   indenture  trustee  to  make  any
                  required  distributions  therefrom,  in  either  case  which failure  continues  unremedied for three business days after written  notice  from the related  indenture  trustee or the related  owner  trustee is received by the servicer or after discovery by the servicer;

        o   any failure by the servicer,  duly to observe or perform in any material respect  any other  covenant  or  agreement  in any  transfer  and
            servicing  agreement,   which  failure  materially  and  adversely
            affects the rights of  noteholders  or  certificateholders  of the related  series and which  continues  unremedied for 60 days after the giving of written notice of that failure:

             1.   to the  servicer by the related  indenture  trustee or owner trustee; or

             2.   to the  servicer  and to the related  indenture  trustee and owner  trustee by holders of notes or  certificates  of that series,  as  applicable,  evidencing  not  less  than 25% in aggregate  principal  amount  of the  outstanding  notes  or certificates of the related series;

        o   certain  events of  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities,  or similar  proceedings  with respect to the servicer and certain  actions by the servicer  indicating  its insolvency,  reorganization pursuant to bankruptcy proceedings, or inability to pay its obligations; and

        o   with respect to any issuing entity,  the additional event or events,  if any, specified in the related prospectus supplement.

Rights Upon Servicer Default

      As long as a  Servicer  Default  under a sale  and  servicing  agreement remains  unremedied,  the related  indenture trustee or the noteholders of the related  series  (without  the  consent  of  the  related  indenture  trustee)
evidencing  not less  than 25% of the  outstanding  principal  amount of those notes (or the class or classes of notes  specified  in the related  prospectus supplement)  may  terminate  all the rights and  obligations  of the  servicer under that sale and servicing  agreement.  Upon that termination,  a successor servicer  appointed by the related indenture trustee or that indenture trustee will  succeed  to all the  responsibilities,  duties  and  liabilities  of the servicer  under that sale and  servicing  agreement  and will be  entitled  to
similar   compensation   arrangements.   If,  however,   the  servicer  is  in
bankruptcy,  the  related  indenture  trustee  or  those  noteholders  may  be
prohibited    from   effecting   a   transfer   of   servicing.    See   "Risk
Factors-Bankruptcy  of Cat  Financial  or a dealer  could  result in delays in payment  or losses on the  notes" in this  prospectus.  In the event  that the indenture  trustee  is  unwilling  or unable  to so act,  it may  appoint,  or petition  a  court  of  competent  jurisdiction  for  the  appointment  of,  a successor with a net worth of at least  $50,000,000 and whose regular business includes the  servicing  of  receivables  similar to the related  receivables.
The applicable  indenture trustee may make arrangements for compensation to be paid,  which in no  event  may be  greater  than  the  servicing  compensation payable to the servicer  under that sale and servicing  agreement.  Neither an owner trustee nor the related  certificateholders have the right to remove the servicer if a Servicer Default occurs.

Waiver of Past Defaults

      With respect to each  issuing  entity,  the holders of notes  evidencing not less  than a  majority  of the  outstanding  principal  amount of the then outstanding  notes of the  related  series  (or the class or  classes of notes specified  in  the  related  prospectus  supplement)  (or,  if  no  notes  are outstanding  the holders of  certificates  evidencing not less than a majority
of  the  outstanding   certificate   balance)  may,  on  behalf  of  all  such
noteholders and  certificateholders,  waive any default by the servicer in the performance of its obligations under the related sale and servicing  agreement and its  consequences,  except a default in making any required deposits to or payments  from any of the  trust  accounts  in  accordance  with that sale and servicing agreement.  Therefore,  all or some of the noteholders of any series have the ability,  as limited  above,  to waive defaults by the servicer which could  materially and adversely  affect the other related  noteholders and the
related  certificateholders.   With  respect  to  any  series,  the  sale  and
servicing  agreement will provide that no waiver shall impair the noteholders'
or the certificateholders' rights with respect to subsequent defaults.

Amendment

      Each of the transfer and servicing agreements,  other than any custodial agreement,  may be amended by the parties thereto,  without the consent of the related  noteholders  or  certificateholders,  for the  purpose  of adding any provisions to or changing in any manner or  eliminating  any of the provisions of that  transfer  and  servicing  agreement or of modifying in any manner the rights of the related  noteholders  or  certificateholders.  However,  it is a condition  to any such  amendment  that the  indenture  trustee  and the owner trustee receive an opinion of counsel  satisfactory to them that the amendment will  not  materially  and  adversely  affect  the  interest  of  any  related noteholder or  certificateholder  or the tax  characterization of the notes or the certificates.

      If so  provided  in  the  related  prospectus  supplement,  each  of the transfer and servicing agreements,  other than any custodial agreement, may be
amended  by  the  parties   thereto,   without  the  consent  of  the  related
noteholders or  certificateholders,  to substitute credit  enhancement for any class of notes, provided:

        o   the applicable  rating  agencies  confirm in writing that such amendment will not  result in a  reduction  or  withdrawal  of the rating of that class of notes or any class of notes of the  related  series;
            and

        o   an opinion of counsel  satisfactory to the related indenture trustee and the  related  owner  trustee is  provided  to the effect that such change will not adversely affect the tax  characterization  of the notes or the certificates.

      In addition,  each of the transfer and servicing agreements,  other than any custodial agreement,  may be amended by the depositor,  the servicer,  the related  owner trustee and the related  indenture  trustee with the consent of the holders of notes  evidencing  at least a majority in the then  outstanding principal amount of those notes and the holders of certificates  evidencing at least a majority of the related  certificate balance for the purpose of adding any  provisions  to or  changing  in  any  manner  or  eliminating  any of the provisions  of those  agreements  or of  modifying in any manner the rights of noteholders or  certificateholders of the related series;  provided,  however, that no amendment may:

        o   increase or reduce in any manner the amount of, or  accelerate  or delay the timing of,  collections of payments on receivables or payments or  distributions  that are required to be made for the benefit of the noteholders or the certificateholders; or

        o   reduce the aforesaid  percentage of the notes and  certificates  of that series  which  are  required  to  consent  to any such  amendment, without the consent of the  holders of all the  outstanding  notes or certificates, as the case may be, of that series.

A custodial  agreement  may be amended by the parties  thereto,  provided  the applicable  rating  agencies  confirm in writing that the  amendment  will not result in a reduction  or  withdrawal  of the rating of any  related  class of notes.
Payment of Notes

      Upon the payment in full of all outstanding  notes of a given series and the  satisfaction  and discharge of the related  indenture,  the related owner trustee will succeed to all the rights of the related indenture  trustee,  and the  certificateholders  of that series will  succeed to all the rights of the noteholders of that series,  in each case under the related sale and servicing agreement, except as otherwise provided therein.

Termination

      With respect to each issuing  entity,  the  obligations of the servicer, the  depositor,  the related owner trustee and the related  indenture  trustee pursuant to the related transfer and servicing agreements will terminate upon:

        o   the maturity or other  liquidation of the last related  receivables  and the  disposition of any amounts  received upon  liquidation of any receivables owned by that issuing entity; and

        o   the payment to noteholders and  certificateholders of the related series of all  amounts  required  to be  paid  to  them  pursuant  to the related transfer and servicing agreements.

      With  respect to each  issuing  entity,  if so  provided  in the related prospectus  supplement  and  subject  to  such  further  conditions  as may be specified therein, in order to avoid excessive  administrative expense, on any distribution  date  following the last day of the  collection  period in which the  "Note  Value"  (as  that  term  is  defined  in  the  related  prospectus supplement) of the  receivables  held by that issuing entity is 10% or less of the  "Initial  Note Value" (as that term is defined in the related  prospectus supplement),  the  servicer  shall have the option to purchase  all  remaining related  receivables  as of that last day at a purchase price that is at least equal to the  outstanding  principal  balance  of the notes plus  accrued  and unpaid  interest  thereon  plus any other  amounts as may be  described in the related prospectus supplement.

      As more  fully  described  in the  related  prospectus  supplement,  any outstanding  notes of the  related  series will be prepaid  concurrently  upon either of the events  specified  above and the subsequent  distribution to the related  certificateholders  of all amounts required to be distributed to them pursuant to the related issuing entity  agreement will effect early retirement of the certificates of that series.

Administration Agreement

      Cat  Financial,  in its  capacity as  administrator,  will enter into an administration  agreement (the  "administration  agreement") with each issuing entity and the related  indenture  trustee pursuant to which the administrator will  agree,  to the extent  provided  in that  administration  agreement,  to provide the notices  and to perform on behalf of the  related  issuing  entity certain other  administrative  obligations  required by the related indenture.
As compensation for the performance of the  administrator's  obligations under the  administration  agreement and as  reimbursement  for its expenses related thereto,  the administrator  will be entitled to a monthly  administration fee in an amount to be set forth in the related prospectus supplement.

                   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Security Interest In Equipment

      The  documents  contained  in  the  receivables  files  will  constitute personal  property  security  agreements and will include or constitute grants of security  interests in the related  financed  equipment  and certain  other
cross-collateralized   equipment  under  the  applicable  UCC.  Perfection  of
security  interests in the equipment is generally  governed by the laws of the state in which the obligor is deemed  located.  The UCC generally  governs the perfection of those security interests.

      All of the installment  sale contracts and finance leases  originated or acquired by Cat  Financial  will name Cat Financial as obligee or assignee and as the  secured  party with  respect to a first  priority  perfected  security interest in the related  financed  equipment.  Pursuant  to the  transfer  and servicing  agreements,  Cat Financial will agree to take all actions necessary under the laws of the state in which the obligor is deemed  located to perfect the security  interests in the financed  equipment in its name,  including the filing of UCC financing statements in the appropriate  offices.  Obligors will generally be notified of the sale of receivables from the Caterpillar  dealers to Cat  Financial.  However,  because the  servicer  continues  to service the installment  sale  contracts  and finance  leases,  the  obligors  will not be notified of the sale from Cat Financial to the depositor  and, in the ordinary course,  no action will be taken to file  assignments  to the depositor of the
UCC financing  statements  with respect to the financed  equipment.  See "Risk
Factors-The  notes may suffer  losses if other  liens have  priority  over the lien of the indenture" in this prospectus.

      Pursuant to each purchase agreement,  Cat Financial will sell and assign
its  security   interests  in  the  financed   equipment   and  certain  other
cross-collateralized  equipment  securing  receivables  to the depositor  and, pursuant to each sale and servicing  agreement,  the depositor will assign its security  interests in the financed  equipment  and that  cross-collateralized
equipment   to  the  related   issuing   entity.   However,   because  of  the
administrative  burden and expense, none of the depositor,  the servicer,  Cat
Financial or the related owner trustee will file any  assignments  to identify the related  issuing entity or the indenture  trustee as the new secured party on  the  financing  statement  relating  to the  financed  equipment  or  that
cross-collateralized   equipment.  See  "Risk  Factors-The  notes  may  suffer
losses if other liens have priority over the lien of the  indenture",  each in this prospectus.

      Under each sale and servicing agreement,  the servicer will be obligated to take  appropriate  steps,  at its own expense,  to maintain  perfection  of security  interests  in each item of financed  equipment  and is  obligated to repurchase the related receivable if it fails to do so.

      Under  the laws of most  states,  liens  for  repairs  performed  on the equipment  and liens for unpaid taxes may take  priority over even a perfected security  interest in those goods.  The depositor will  represent  that, as of the related  closing  date,  each security  interest in financed  equipment is prior to all other present liens upon and security  interests in that financed equipment.  However,  liens for  repairs  or taxes  unpaid by an  obligor on a receivable  could arise at any time during the term of that  receivable.  None of Cat  Financial,  the depositor or the servicer will have any  obligation to repurchase a receivable  if any such lien results in an issuing  entity losing the priority of its security interest in the related financed  equipment after the  related  closing  date.  No  notice  will be given to the  related  owner trustee,  indenture trustee,  noteholders or  certificateholders of any series in the event such a lien arises.

Repossession

      In the  event of  default  by the  obligor,  the  holder  of the  retail installment  sale  contract or finance lease has all the remedies of a secured party under the UCC, except where  specifically  limited by other laws.  Among the UCC  remedies,  the  secured  party  has the  right to  perform  self-help repossession  unless  that  act  would  constitute  a  breach  of  the  peace.
Self-help  is the  method  employed  by the  servicer  in  most  cases  and is accomplished simply by retaking  possession of the financed equipment.  In the event of default by the obligor,  some jurisdictions  require that the obligor be notified of the  default  and be given a time  period  within  which he may cure the default  prior to  repossession.  In cases where the obligor  objects or raises a defense to  repossession,  or if otherwise  required by applicable state law, a court order must be obtained  from the  appropriate  state court, and the equipment must then be repossessed in accordance with that order.

Notice of Sale; Redemption Rights

      The UCC and other state laws  generally  require  the  secured  party to provide the obligor with reasonable  notice of the date, time and place of any public sale and/or the date after  which any  private  sale of the  collateral may be held.  The  obligor  generally  has the right to redeem the  collateral prior to actual sale by paying the secured party the unpaid principal  balance of the  obligation  plus  reasonable  expenses for  repossessing,  holding and preparing the collateral for disposition and arranging for its sale,  plus, in some  jurisdictions,  reasonable  attorneys' fees. In some states, the obligor may cure the default or  reinstate  the retail  installment  sale  contract or finance lease by payment of delinquent installments or the unpaid balance.

Excess Proceeds

      Occasionally,  after resale of the equipment and payment of all expenses and all  indebtedness,  there is a surplus  of funds.  In that  case,  the UCC requires  the lender to remit the  surplus to any holder of a junior lien with respect  to  the  equipment.  If  no  such  lienholder  exists  or  there  are remaining  funds,  the UCC  requires  the  lender to remit the  surplus to the obligor.

      Courts have applied  general  equitable  principles  to secured  parties pursuing  repossession  or litigation  involving  deficiency  balances.  These equitable  principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

      In several cases,  consumers  have asserted that the self-help  remedies of secured  parties  under the UCC and  related  laws  violate the due process protections  provided  under the 14th  Amendment  to the  Constitution  of the
United States.  Courts have generally upheld the notice  provisions of the UCC and related laws as reasonable or have found that the  repossession and resale
by  the   creditor  do  not  involve   sufficient   state   action  to  afford
constitutional protection to consumers.

      Cat  Financial  will warrant  under each  purchase  agreement  that each receivable  complies with all  requirements  of applicable law in all material respects as of the closing  date.  Accordingly,  if an obligor on a receivable has a claim  against an issuing  entity that a receivable  violates any law as of the  closing  date and that claim  materially  and  adversely  affects  the issuing  entity's  interest in the related  receivable,  the  violation  would constitute  a breach of the  warranties  of Cat  Financial  under the  related purchase  agreement  and  would  create  an  obligation  of Cat  Financial  to repurchase that  receivable  unless the breach is cured.  See  "Description of the Transfer and Servicing  Agreements—Sale  and Assignment of Receivables" in
this prospectus.

Leases

      Some states have  adopted a version of Article 2A of the UCC relating to leases.  See "Risk  Factors-Funds  available  for  payment on the notes may be reduced if the terms of the finance  leases are  interpreted  under Article 2A of the Uniform  Commercial Code in a way that limits the enforceability of the lease  terms  against the lessees or  provides  the  lessees  with  additional remedies if they are in default on their  obligations  under those  leases" in this prospectus.

      Article 2A  recognizes  typical  commercial  lease  "hell or high water"
rental payment clauses and validates reasonable  liquidated damages provisions in the event of lessor or lessee  defaults.  Moreover,  Article 2A  recognizes the  concept of freedom of contract  and  permits the parties in a  commercial context a degree of latitude to vary provisions of the law.

Other

      In addition to the laws limiting or  prohibiting  deficiency  judgments, numerous other statutory  provisions,  including  federal  bankruptcy laws and related state laws,  may  interfere  with or affect the ability of a lender to realize upon collateral or enforce a deficiency  judgment.  For example,  in a case  under the  federal  bankruptcy  law, a court may  prevent a lender  from repossessing the equipment,  and, as part of the  reorganization  plan, reduce the amount of the secured  indebtedness  to the market value of the  equipment at the time of  bankruptcy  (as  determined  by the court),  leaving the party providing  financing as a general unsecured  creditor for the remainder of the indebtedness.  A  bankruptcy  court may also reduce the monthly  payments  due under a contract or change the rate of interest  and time of  repayment of the
indebtedness.   For  a  discussion   of  other  legal   aspects   relating  to
receivables  of  an  issuing  entity,   see  "Certain  Legal  Aspects  of  the
Receivables" in the related prospectus supplement.

                       FEDERAL INCOME TAX CONSEQUENCES

      The  following  summary  describes the material  United  States  federal income tax  consequences  of an investment in the notes as of the date of this prospectus.  Orrick,  Herrington & Sutcliffe llp ("special tax counsel") is of the  opinion  that this  discussion  of  federal  income tax  consequences  is accurate in all material  respects.  As more fully  discussed below and in the related  prospectus  supplement,  special tax  counsel  also is of the opinion that the notes will be  classified as debt for United  States  federal  income tax  purposes  and that  the  issuing  entity  will  not be  classified  as an association or publicly traded  partnership  taxable as a corporation for that purposes.  Except to the extent provided in a related  prospectus  supplement, special tax counsel  will render no other  opinions to an issuing  entity with respect to the notes or the issuing  entity.  This  discussion  is intended as an explanatory  discussion of the possible  effects of the  classification  of the notes to investors  generally and related tax matters affecting  investors generally,  but does not purport to furnish information in the level of detail or with the attention to an investor's  specific tax circumstances  that would be provided by an investor's tax advisor.  Further,  an opinion of special tax counsel is not binding on the Internal  Revenue Service ("IRS") or the courts, and no ruling on any of the issues  discussed  below  will be sought  from the
IRS.  Moreover,  there are no  authorities on similar  transactions  involving both debt and equity  interests  issued by a trust with terms similar to those of the  notes  described  in this  prospectus  and in the  related  prospectus supplement.  Accordingly,  persons  considering  the  purchase of notes should consult  their own tax  advisors  with  regard to the  United  States  federal income tax  consequences  of an investment in the notes and the application of
United  States  federal  income  tax laws,  as well as the laws of any  state, local or foreign taxing jurisdictions, to their particular situations.

      This summary is based on the Internal  Revenue Code of 1986,  as amended
(the  "Code"),   and  existing   final,   temporary   and  proposed   Treasury
Regulations,  Revenue Rulings and judicial decisions, all of which are subject to  prospective  and  retroactive  changes.  The summary deals only with notes held as  capital  assets  within the  meaning of Section  1221 of the Code and does  not  address  all of  the  tax  consequences  relevant  to a  particular noteholder in light of that noteholder's  circumstances,  and some noteholders
(such  as  financial   institutions,   tax-exempt   organizations,   insurance
companies,  securities  dealers,  mutual funds,  REITs,  RICs, S corporations, estates and trusts,  electing large  partnerships,  or investors holding notes as part of a hedge,  straddle,  integrated or conversion  transaction or whose
"functional  currency"  is not the  United  States  dollar)  may be subject to special tax rules and  limitations  not discussed  below.  Except as otherwise indicated,  this summary is addressed only to original purchasers of the notes who are "United States Persons" (as defined in Code Section 7701(a)(30)).

      For  purposes  of the  following  summary,  references  to  the  issuing entity, the notes and related terms,  parties and documents shall be deemed to refer, unless otherwise  specified in this prospectus,  to each issuing entity and the notes and related  terms,  parties and  documents  applicable  to that issuing entity.

Tax Characterization of the Issuing Entity

      Special tax counsel is of the opinion  that the issuing  entity will not be classified as an association (or publicly traded partnership)  taxable as a corporation  for United States  federal  income tax purposes.  This opinion is based on the  assumption  that the terms of the trust  agreement  and  related documents will be complied with. The related  prospectus  supplement  will set forth certain additional  relevant material federal income tax consequences to noteholders.

Tax Consequences to Holders of the Notes

      Treatment of the Notes as  Indebtedness.  The  depositor and the issuing entity will agree,  and the noteholders will agree by their purchase of notes, to treat the notes as debt for United  States  federal  income  tax  purposes.
Further,  to the  extent  specified  in  the  related  prospectus  supplement, special  tax counsel is of the opinion  that the notes will be  classified  as debt for United States  federal  income tax  purposes.  The  discussion  below assumes that the characterization of the notes as debt is correct.

      OID,  etc. The  discussion  below assumes that all payments on the notes are  denominated  in  U.S.  dollars,  and  the  notes  are  not  strip  notes.
Moreover,  the  discussion  assumes  that the  interest  formula for the notes
meets  the  requirements  for  "qualified   stated  interest"  under  Treasury
Regulations  (the "OID  Regulations")  relating  to  original  issue  discount
("OID"),  and that any OID on the notes  (i.e.,  any  excess of the  principal amount of the notes  over  their  issue  price)  does not  exceed a de minimis amount  (i.e.,  1/4% of their  principal  amount  multiplied  by their  weighted average life,  calculated using the prepayment  assumption used in pricing the notes and weighting  each payment by reference to the number of complete years from the issue date to the day of that payment,  all within the meaning of the
OID  Regulations).  If these  conditions are not satisfied with respect to any given  series of notes,  and as a result the notes are  treated as issued with
OID,  additional  tax  considerations  with  respect  to those  notes  will be disclosed in the related prospectus supplement.

      Interest  Income on the Notes.  Based on the above  assumptions,  except as discussed  below, the notes will not be considered to have been issued with
OID.  Accordingly,  the stated interest on a note generally will be taxable to a  Noteholder  as  ordinary  interest  income  at the  time it  accrues  or is received in accordance with the Noteholder's  regular method of accounting for tax  purposes.  A  purchaser  who  buys a note  for  more  or  less  than  its principal  amount  will  generally  be subject,  respectively,  to the premium amortization or market discount rules of the Code.

      Sale  of the  Notes.  Upon  the  sale  of a note,  the  noteholder  will recognize  taxable gain or loss in an amount equal to the  difference  between the amount  realized on the sale (other than amounts  attributable  to accrued
interest)  and  the   noteholder's   adjusted  tax  basis  in  the  note.  The
noteholder's  adjusted  tax basis in the note will  equal the cost of the note to that noteholder,  increased by any market discount  previously  included in income by that  noteholder  with  respect to the note,  and  decreased  by the amount of any bond premium  previously  amortized and any  principal  payments previously  received by that  noteholder  with respect to that note.  Any such gain or loss will be  capital  gain or loss,  except to the  extent of accrued market  discount  not  previously  included  in  income  or,  in the case of a prepayment or redemption, any OID not yet accrued.

      Foreign  Holders.  Under  United  States  federal  income tax law now in effect,  payments of interest by the issuing entity to a noteholder who, as to the United States, is a nonresident alien individual or a foreign  corporation
(a "foreign person")  generally will be considered  "portfolio  interest," and generally  will  not be  subject  to  United  States  federal  income  tax and withholding tax,  provided the interest is not effectively  connected with the conduct of a trade or business  within the United States by the foreign person and the foreign person:

        o   is not  actually or  constructively  a "10 percent  shareholder"  of the depositor or the issuing entity,  is not for United States federal income  tax  purposes  a  "controlled  foreign  corporation"  with respect  to  which  the  issuing  entity  or  the  depositor  is a
            "related  person" within the meaning of the Code, or is not a bank extending credit pursuant to a loan agreement  entered into in the ordinary course of its trade or business; and

        o   provides the person who is otherwise  required to withhold United States tax with respect to the notes with an  appropriate  statement  (on
            IRS Form W-8BEN or a substitute  form),  signed under penalties of perjury,  certifying  that the  beneficial  owner of the note is a foreign person and providing the foreign  person's  name,  address and certain other information.

If a note is held through a securities clearing  organization or certain other financial  institutions (as is expected to be the case unless Definitive Notes are issued),  the  organization or institution may provide the relevant signed statement  to the  withholding  agent;  in  that  case,  however,  the  signed statement  must be  accompanied  by an IRS  Form  W-8BEN  or  substitute  form provided by the  foreign  person  that owns the Note.  Special  rules apply to partnerships,  estates and trusts, and in certain circumstances certifications as to foreign  status and other  matters  may be  required  to be  provided by partners  and  beneficiaries  thereof.  If  that  interest  is  not  portfolio interest,  then it  will be  subject  to  United  States  federal  income  and withholding tax at a rate of 30%, unless reduced or eliminated  pursuant to an applicable  tax treaty or that  interest  is  effectively  connected  with the conduct of a trade or business  within the United  States and, in either case, the appropriate statement has been provided.

      Any capital gain realized on the sale,  redemption,  retirement or other taxable  disposition  of a note by a foreign person will be exempt from United
States federal income tax and withholding tax, provided that:

        o   such gain is not  effectively  connected  with the conduct of a trade or business in the United States by the foreign person; and

        o   in the case of an individual  foreign person,  the foreign person is not present in the United  States for 183 days or more in the  taxable year.

      If the  interest,  gain or income on a note held by a foreign  person is effectively  connected  with the  conduct of a trade or business in the United
States by the foreign person,  the holder  generally will be subject to United
States federal tax on the interest,  gain or income at regular  federal income tax rates.

      The U.S.  Treasury  Department  has issued  final  Treasury  regulations which  revise  various  procedural  matters  relating  to  withholding  taxes.
Noteholders  should  consult  their  tax  advisors  regarding  the  procedures whereby they may establish an exemption from withholding.

      Backup  Withholding.  Payments of  principal  and  interest,  as well as payments of proceeds from the sale,  retirement or  disposition of a Note, may be subject to "backup  withholding"  tax under  Section  3406 of the Code if a recipient of those payments fails to furnish to the payor certain  identifying information.  Any amounts  deducted and withheld  would be allowed as a credit
against  that   recipient's   United  States  federal  income  tax,   provided
appropriate   proof  is  provided   under  rules   established   by  the  IRS.
Furthermore,  certain  penalties  may be imposed by the IRS on a recipient  of payments  that is  required to supply  information  but that does not do so in the  proper  manner.  Backup  withholding  will  not  apply  with  respect  to
payments  made  to  certain  exempt  recipients,   such  as  corporations  and
financial   institutions.   Noteholders  should  consult  their  tax  advisors
regarding their  qualification  for exemption from backup  withholding and the procedure for obtaining such an exemption.

      Possible  Alternative  Treatments  of the  Notes.  If,  contrary  to the opinion of special tax  counsel,  the IRS  successfully  asserted  that one or more classes of the notes did not  represent  debt for United  States  federal income tax purposes,  the notes would likely be treated as an equity  interest in a publicly  traded  partnership  that would not be taxable as a corporation because it would meet  certain  qualifying  income  tests.  In that  event,  a noteholder  treated as a partner  would be required  to take into  account its respective  distributive  share  of  the  partnership's  income,  gain,  loss,
deductions   and  credits   without   regard  to  whether  there  were  actual
distributions on that income. As a result, the amount,  timing,  character and source of items of income and  deductions of a noteholder  could differ if its notes  were  held  to  constitute  partnership  interests  rather  than  debt.
Further,  treatment of the notes as equity interests in such a publicly traded partnership  could have  adverse  tax  consequences  to certain  holders.  For example,  income to  foreign  persons  generally  would be  subject  to United
States tax and United States tax return filing and  withholding  requirements, tax-exempt  investors  might be subject to the unrelated  business  income tax provisions  of the  Code,  individual  holders  might be  subject  to  certain limitations  on their  ability to deduct  their share of trust  expenses,  and certain  states and  localities  might assert that the  partnership  was doing business therein and subject  noteholders treated as partners to taxation as a result of holding the notes.  Prospective  noteholders  should  consult  their own tax advisors  concerning the various  adverse  consequences  that could be applicable to them in their particular  circumstances  were an investment in a note properly treated as partnership equity.

Federal Tax Opinion

      Upon  the  issuance  of each  series  of  notes,  Orrick,  Herrington  &
Sutcliffe LLP,  counsel to the depositor,  will provide its opinion  generally to the  effect  that,  assuming  (i)  compliance  with all  provisions  of the related transaction documents,  (ii) certain  representations set forth in the related  transaction  documents are true, (iii) there is continued  compliance with  applicable  provisions  of the Code,  as it may be amended  from time to time, and  applicable  Treasury  regulations  issued  thereunder,  for federal income  tax  purposes,  (i)  the  notes  will or  should,  as  applicable,  be classified  as debt  and  (ii)  the  related  issuing  entity  will  not be an association  taxable as a corporation or publicly traded  partnership  treated as a corporation.

      In addition,  with respect to any series of notes, Orrick,  Herrington &
Sutcliffe LLP is of the opinion that the  statements  made in this  prospectus under the heading  "Federal Income Tax  Consequences,"  as supplemented by the discussion  under the heading  "Federal Income Tax  Consequences",  if any, in the related  prospectus  supplement and the statements  made under the heading
"Summary  of Terms of the  Notes-  Tax  Status"  (except  for the  information relating  to the  opinion  of Waller  Lansden  Dortch & Davis,  LLP,  special
Tennessee  tax  counsel,   contained   therein)  in  the  related   prospectus
supplement,  with  respect to that  series of notes,  to the extent  that they constitute  statements of law or legal  conclusions with respect thereto,  are correct in all material respects as of the date of such prospectus supplement.

      Orrick,  Herrington  & Sutcliffe  LLP has not been asked to opine on any other  federal  income tax matter,  and the balance of this  summary  does not purport to set forth any opinion of counsel  concerning  any other  particular federal income tax matter.  Additionally,  Orrick,  Herrington & Sutcliffe LLP has not been asked to, and does not,  render any opinion  regarding  the state or local income tax  consequences  of the purchase,  ownership and disposition
of  a   beneficial   interest   in  the   notes.   See   "Certain   State  Tax
Considerations" in this prospectus.

                       CERTAIN STATE TAX CONSIDERATIONS

      The   following  is  a  discussion  of  certain   Tennessee   state  tax
considerations.   To  the  extent   specified   in  the   related   prospectus
supplement,  Waller Lansden Dortch & Davis, LLP of Nashville,  Tennessee will act as special  Tennessee  tax counsel for the issuing  entity  regarding  the state tax matters  discussed  below.  In connection  with each issuing entity,
Waller  Lansden  Dortch & Davis,  LLP will render the  opinions  contained in this  discussion.  The  opinions  of  Waller  Lansden  Dortch  &  Davis,  LLP expressed in this  discussion are subject to the  qualifications,  assumptions and  limitations in their opinion  included as an exhibit to the  Registration
Statement of which this  prospectus  forms a part. In rendering their opinion,
Waller  Lansden  Dortch & Davis,  LLP  will rely upon  Revenue  Rulings  (the
"Rulings"),  issued by the Tennessee  Department of Revenue (the "TDOR").  The
Rulings  involved the  applicability  of the  Tennessee  income tax (the "Hall
Tax") and the  Tennessee  Franchise  and  Excise  Tax (the  "F&E  Tax") to the
securitization  of  finance  leases.  There are no  reported  cases  involving
Tennessee  taxation  with  respect to similar  transactions.  The statutes and regulations  regarding  Tennessee taxation are subject to change (which change may be  retroactive)  and further  interpretation  by the TDOR and the courts.
No formal ruling on any of the issues  discussed below will be sought from the
TDOR with respect to any issuing  entity.  There can be no assurances that any opinion  expressed  herein or in the opinion of Waller Lansden Dortch & Davis,
LLP  included  as an  exhibit  to the  Registration  Statement  of which this prospectus forms a part, will be accepted by the TDOR or, if challenged,  by a court.

      For  purposes  of the  following  summary,  references  to  the  issuing entity, the notes and related terms,  parties and documents shall be deemed to refer, unless otherwise  specified in this prospectus,  to each issuing entity and the notes and related  terms,  parties and  documents  applicable  to that issuing entity.

      Tennessee  Tax Law  Generally.  The State of  Tennessee  has two general tax laws  which may  affect  the  issuing  entity or the  notes.  The first of these is the Hall  Tax,  which  generally  imposes  a tax of six percent  (6%)
upon  individuals,  partnerships,  trusts and estates that are residents of or domiciled in Tennessee on:

        o   income they receive by way of "dividends" from "stock"; and

        o   "interest" on "bonds."

The second is the F&E Tax,  which imposes an Excise Tax of six and one-half percent (6.5%) on the net income  apportioned  to  Tennessee of a taxpayer  "doing business" in Tennessee  and a  Franchise  Tax of  one-quarter  of 1% on  each  $100 of the

apportioned  Franchise Tax base (the greater of adjusted net worth or tangible property) of a taxpayer  "doing  business" in Tennessee.  The F&E Tax does not apply to  estates  or to  individuals  unless  the  individual  is  conducting business as a single member limited liability company.

      Applicability  to  Notes.  In the  opinion  of Waller  Lansden  Dortch &
Davis,  LLP,  the notes of each  series  will be treated  as "bonds"  and the interest  paid by that  issuing  entity to those  noteholders  will be taxable under  the Hall Tax.  Tennessee  law  traditionally  has  treated  liquidation distributions  as exempt from the Hall Tax although that treatment is reported to be  under  review  by the  TDOR.  Noteholders  who  are  not  residents  of
Tennessee are not subject to the Hall Tax.

      With respect to noteholders that are  corporations  subject to Tennessee taxation,  the tax characterization of the notes and the distributions thereon will be the same as for federal income tax purposes.

      Applicability  to an  issuing  entity.  Each  issuing  entity  will be a
Delaware  statutory  trust.  If an issuing  entity  were "doing  business"  in
Tennessee,  the issuing  entity  would be subject to the F&E Tax.  The issuing entity is not  subject to the Hall tax under  Tenn.  Code Ann. §  67-2-104(t).
In the opinion of Waller  Lansden  Dortch & Davis,  LLP,  based upon existing legal  precedent and the assumptions  and  qualifications  as set forth herein and in  their  opinion,  the  activities  of Cat  Financial  as  servicer  and administrator,  respectively,  as an  independent  contractor  for an  issuing entity  pursuant  to the  transaction  documents  should  not cause an issuing entity to be deemed to be a "resident of,"  "domiciled in" or "doing  business in"  Tennessee  for  Tennessee  tax  purposes so as to subject it to Tennessee
Franchise  and  Excise  Taxes.  It  is  important  to  note  that  Tennessee's
Franchise and Excise Tax statutes extend what constitutes  "doing business in"
Tennessee to the broadest  possible  constitutional  reach. As a result,  what constitutes "doing business" involves a detailed  qualitative and quantitative analyses of a taxpayer's  activities in Tennessee and will involve a review of each  transaction  and the documents  related to the transaction by counsel in determining  the  applicability  of their  opinions  to a  particular  issuing entity.  Even with such  review,  the  opinions of counsel  will be subject to the  qualifications  noted in this  discussion and in their opinions and it is possible  that  future  events,  operations  or other  actions  will  cause an issuing  entity  to be  deemed  a  "resident  of,"  "domiciled  in" or  "doing business in" Tennessee and thus subject to the Tennessee  Franchise and Excise
Taxes.

      If an  issuing  entity  were  subject  to either the F&E Tax or the Hall
Tax,   those  taxes  would  reduce  the  amounts   otherwise   available   for
distribution  to the  related  noteholders.  If so  specified  in the  related prospectus  supplement,  the  amount of tax (and the  resulting  reduction  in amounts  available  for  distribution)  would  be de  minimis  because  of the minimal amount of tax base that would be apportioned to Tennessee.

      BECAUSE EACH STATE'S  INCOME TAX LAWS VARY,  IT IS IMPOSSIBLE TO PREDICT
THE INCOME TAX  CONSEQUENCES  TO THE  HOLDERS OF THE NOTES IN ALL OF THE STATE
TAXING  JURISDICTIONS IN WHICH THOSE HOLDERS WILL BE SUBJECT TO TAX.  FURTHER,
IT IS IMPOSSIBLE TO PREDICT THE INCOME TAX  CONSEQUENCES TO THE ISSUING ENTITY
IN ALL TAXING  JURISDICTIONS.  NOTEHOLDERS ARE ENCOURAGED TO CONSULT THEIR OWN
TAX AND OTHER ADVISORS.

State Tax Opinion

      Upon the  issuance  of each  series of notes,  Waller  Lansden  Dortch &
Davis, LLP of Nashville,  Tennessee will act as special Tennessee tax counsel for the  issuing  entity  regarding  the state tax matters  discussed  in this prospectus  and will provide its opinion  generally to the effect that (i) its opinions  appearing in this prospectus  under the headings  "Certain State Tax
Consequences"  and  "Summary – Tax Status"  and under the heading  "Summary of
Terms of the Notes – Tax  Status" in the  related  prospectus  supplement  and
(ii) it is of the opinion  that the  description  of legal  matters  under the heading  "Certain State Tax  Consequences"  in this  prospectus is accurate in all material respects.

                             ERISA CONSIDERATIONS

      The  Employee  Retirement  Income  Security  Act  of  1974,  as  amended
("ERISA"),  and  Section  4975 of the  Code  impose  certain  requirements  on employee  benefit  plans and certain other plans and  arrangements,  including

individual  retirement  accounts  and  annuities,   Keogh  plans  and  certain
collective  investment funds or insurance company general or separate accounts in which those plans, accounts or arrangements are invested,  that are subject to the  fiduciary  responsibility  and  prohibited  transaction  provisions of
ERISA and/or Section 4975 of the Code (collectively,  "Plans"), and on persons who are  fiduciaries  with respect to Plans, in connection with the investment of "plan  assets" of any Plan for  purposes of  applying  Title I of ERISA and
Section  4975 of the Code ("Plan  Assets").  ERISA  generally  imposes on Plan
fiduciaries  certain  general  fiduciary  requirements,   including  those  of
investment  prudence and  diversification  and the  requirement  that a Plan's investments  be made in  accordance  with the  documents  governing  the Plan.
Generally,  any person who has discretionary  authority or control  respecting the  management  or  disposition  of Plan Assets,  and any person who provides investment  advice with respect to Plan Assets for a fee, is a fiduciary  with respect to those Plan Assets.

      ERISA  and  Section  4975  of  the  Code   prohibit  a  broad  range  of
transactions  involving Plan Assets and persons  ("parties in interest"  under
ERISA and  "disqualified  persons" under the Code,  collectively,  "Parties in
Interest")  who have  certain  specified  relationships  to a Plan or its Plan
Assets, unless a statutory or administrative  exemption is available.  Parties in Interest that  participate in a prohibited  transaction may be subject to a penalty  imposed under ERISA and/or an excise tax imposed  pursuant to Section
4975  of  the  Code,  unless  a  statutory  or  administrative   exemption  is
available.  These prohibited  transactions  generally are set forth in Section
406 of ERISA and Section 4975 of the Code.

      Any  fiduciary or other Plan  investor  considering  whether to purchase any notes on behalf of or with Plan  Assets of any Plan  should  consult  with its  counsel  and refer to the  related  prospectus  supplement  for  guidance regarding the ERISA considerations applicable to the notes offered thereby.

      Certain  employee  benefit  plans,  such  as  "governmental  plans"  (as defined in Section 3(32) of ERISA) and certain  "church  plans" (as defined in
Section  3(33) of  ERISA),  are not  subject to the  requirements  of ERISA or
Section  4975 of the Code.  Accordingly,  except as  provided  in the  related prospectus  supplement,  assets of those plans may be invested in the notes of any  series  without  regard to the  ERISA  considerations  described  in this prospectus,  subject to the provisions of other  applicable  federal and state law.  However,  any such plan that is qualified and exempt from taxation under
Sections  401(a)  and  501(a)  of  the  Code  is  subject  to  the  prohibited transaction rules set forth in Section 503 of the Code.

                             PLAN OF DISTRIBUTION

      The notes of each  series  may be sold to or through  underwriters  by a
negotiated  firm  commitment   underwriting  and  public   reoffering  by  the
underwriters  or such other  underwriting  arrangement  as may be specified in the related prospectus  supplement or may be placed either directly or through agents.  The depositor  intends that the notes will be offered through various methods from time to time and that offerings may be made concurrently  through more than one of those  methods or that an offering of a particular  series of notes may be made through a combination of those methods.

      Each prospectus supplement will either:

        o   set forth the price at which each class of notes being  offered  thereby will be  offered to the  public  and any  concessions  that may be offered to certain dealers  participating in the offering of those notes; or

        o   specify that the related notes are to be resold by the  underwriters  in negotiated  transactions at varying prices to be determined at the time of sale.

After the initial  public  offering of any such notes  those  public  offering prices and concessions may be changed.

      Each  underwriting  agreement  (as  defined  in the  related  prospectus supplement)  will provide that the depositor and Cat Financial  will indemnify
the  related  underwriters   against  certain  civil  liabilities,   including
liabilities  under the  Securities  Act of 1933, as amended,  or contribute to payments the several underwriters may be required to make in respect thereof.

      Each  issuing  entity  may,  from time to time,  invest the funds in its trust accounts in eligible investments acquired from the underwriters.

      Pursuant to each of the underwriting  agreements with respect to a given series  of  notes,  the  closing  of the sale of each  class of notes  will be contingent  on the  closing  of the sale of all other  classes.  The place and time of  delivery  for the  notes in  respect  of  which  this  prospectus  is delivered will be set forth in the related prospectus supplement.

                                   RATINGS

      Each class of notes of a series offered  pursuant to this prospectus and a related  prospectus  supplement will be rated at its initial issuance in one of the four highest rating  categories by at least one  nationally  recognized statistical rating organization (each, a "rating agency").

      A security  rating is not a  recommendation  to buy,  sell or hold notes and may be subject to  revision  or  withdrawal  at any time by the  assigning rating  agency.  No person is  obligated  to maintain  the rating on any note, and,  accordingly,  there can be no assurance  that the ratings  assigned to a note upon  initial  issuance  will not be  lowered  or  withdrawn  by a rating agency at any time  thereafter.  In general,  ratings  address credit risk and do not  represent  any  assessment  of the  likelihood  of rate  of  principal prepayments.

      The fees paid by the depositor to the rating  agencies at the closing of the  issuance of each series of notes  include a fee for ongoing  surveillance by  the  rating  agencies  for so  long  as  any  notes  of  such  series  are outstanding.  However,  the rating  agencies  are under no  obligation  to the depositor  to  continue  to  monitor  or  provide a rating on the notes of any series.

                                LEGAL OPINIONS

      Certain  legal  matters  relating  to the notes will be passed  upon for each issuing  entity,  the depositor and the servicer by Orrick,  Herrington &
Sutcliffe  llp, San Francisco,  California  and, with respect to Tennessee tax matters, Waller Lansden Dortch & Davis, LLP, Nashville, Tennessee.

                            AVAILABLE INFORMATION

      Each  issuing   entity  will  file  with  the  Securities  and  Exchange
Commission  those  periodic  reports  as are  required  under  the  Securities
Exchange  Act of 1934,  as  amended,  and the  rules  and  regulations  of the
Securities and Exchange  Commission  thereunder or as are otherwise  agreed to by the Securities and Exchange  Commission.  Copies of those periodic  reports may be  obtained  from the  Public  Reference  Section of the  Securities  and
Exchange  Commission  at  100 F  Street,  N.E.,  Washington,  D.C.  20549,  at
prescribed rates.

      The depositor,  as originator of each issuing entity, has filed with the
Securities  and  Exchange  Commission  a  Registration   Statement  under  the
Securities  Act of  1933,  as  amended,  with  respect  to the  notes  offered pursuant to this  prospectus.  For further  information,  reference is made to the  Registration  Statement which may be inspected and copied,  at prescribed rates,  at the public  reference  facility  maintained by the  Securities  and
Exchange  Commission  at  100 F  Street,  N.E.,  Washington,  D.C.  20549.  In
addition,  the  Securities and Exchange  Commission  maintains a public access site on the  Internet  through  the  World  Wide  Web at which  site  reports,
information  statements  and  other  information,   including  all  electronic
filings,  regarding the depositor and each issuing  entity may be viewed.  The
Internet address of that World Wide Web site is http://www.sec.gov.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      All documents  filed with the Securities and Exchange  Commission by the depositor,  as originator of any issuing  entity,  pursuant to  Section 13(a),
13(c),  14 or 15(d) of the  Securities  Exchange Act of 1934 after the date of this  prospectus  and prior to the  termination  of any  offering of the notes made by this  prospectus  shall be deemed to be  incorporated  by reference in this  prospectus  and to be a part of this  prospectus  from  the  date of the filing of those documents.

      The  servicer  on behalf of any  issuing  entity  will  provide  without charge to each person to whom this prospectus is delivered,  on the written or oral request of that person,  a copy of any or all of the  documents  referred to  above  that  have  been  or may  be  incorporated  by  reference  in  this prospectus,  other than exhibits to those documents  unless those exhibits are specifically  requested.  Written or oral requests for those documents  should be directed to the servicer at: Caterpillar  Financial  Services  Corporation,
2120 West End Avenue, Nashville,  Tennessee 37203-0001,  Attention:  Treasurer
(Telephone: (615) 341-1000).

                                INDEX OF TERMS

      Set forth below is a list of the defined  terms used in this  prospectus and the pages on which the definitions of those terms may be found.

additional servicing compensation, 42
administration agreement, 52
APR, 17
Base Rate, 33
Book-Entry Notes, 34
Calculation Agent, 34
Caterpillar Inc., 25
CBC, 18
certificate distribution account, 39
Clearstream, 34
closing date, 37
Code, 55
collection account, 39
custodial agreement, 37
custodian, 39
Dealer Agreements, 16
default letters, 22
Definitive Notes, 34
depositaries, 34
depository, 27
discount factor, 38
distribution date, 28
Eligible deposit account, 39
Eligible institution, 40
Eligible investments, 39
ERISA, 59
Euroclear, 34
event of default, 29
F&E Tax, 58
Fixed Rate Notes, 33
Floating Rate Notes, 33
foreign person, 56
Hall Tax, 58
Implicit Interest Rate, 20
indenture, 27
indenture trustee, 27
Initial Note Value, 52
investment earnings, 39
IRS, 55
issuing entity, 15
Lease Scheduled Payments, 20
Note Value, 52
OID, 55
OID Regulations, 55
Parties in Interest, 59
Plan Assets, 59
Plans, 59
Pool Balance, 41
Principal Balance, 38
principal distribution account, 39
purchase agreement, 37
Purchase Amount, 38
rating agency, 60
receivables, 17
Record Date, 34
related documents, 32
required rate, 45
Required Yield Supplement Amount, 45
reserve account, 44
Rulings, 58
sale and servicing agreement, 37
Servicer Default, 50
Servicing Fee, 41
Servicing Fee Rate, 41
special tax counsel, 54
Specified Reserve Account Balance, 44
Spread, 33
Spread Multiplier, 33
Static Pool Data, 23
TDOR, 58
Terms and Conditions, 36
Total Distribution Amount, 41
transfer and servicing agreements, 37
trust, 15
trust accounts, 39
trust agreement, 37
trust property, 16
U.S. Finance Lease Portfolio, 22
U.S. ISC Portfolio, 22
U.S. Portfolio, 22
UCC, 34
United States Persons, 55
yield supplement account, 45
yield supplement agreement, 46
yield supplement deposit, 45

----------------------------------------------------------------------------------

                                         [FORM OF PROSPECTUS SUPPLEMENT]

                                  SUBJECT TO COMPLETION, DATED MAY 8, 2006
                           Prospectus Supplement to Prospectus, Dated [_____], 2006

                                                   $[_____]
                                   Caterpillar Financial Asset Trust 20__-_
                                        Issuing Entity
              Caterpillar Financial                           Caterpillar Financial
              Funding Corporation                             Services Corporation
                   Depositor                                  Servicer and Sponsor

The issuing entity will issue the following securities:

                                          -------------  ----------  -----------------
                                            Principal    Interest     Final Maturity
                                             Amount         Rate           Date
Class A-1 Notes.......................        $[_____]     [_____]%      [_____], 20__
Class A-2 Notes.......................        $[_____]     [_____]%      [_____], 20__
Class A-3 Notes.......................        $[_____]     [_____]%      [_____], 20__
Class A-4 Notes.......................        $[_____]     [_____]%      [_____], 20__
Class B Notes.........................        $[_____]     [_____]%      [_____], 20__
Certificates(1).......................        $[_____]          N/A                N/A
__________
---------------------------------------------------------------------------------------------------------------
(1) The certificates are not being offered by this prospectus supplement.

o       The issuing  entity will pay interest  and  principal on the notes on the 25th day of each month or, if any such date is not a business day, on the next succeeding  business day. The first distribution date will be [_____], 20__.
o       The  issuing  entity will pay  principal  sequentially  to the  earliest  maturing  class of notes then outstanding until that class is paid in full.
o       The notes are payable solely from the assets of the issuing entity,  which consist  primarily of a pool of equipment retail installment sale contracts and equipment finance leases.

The underwriters are offering the following notes by this prospectus supplement:

                                         --------------  -------------  --------------
                                          Initial Public  Underwriting   Proceeds to
                                         --------------  -------------       the
                                          Offering Price    Discount     Depositor(1)
Per Class A-1 Note....................         [_____]%       0.[___]%        [_____]%
Per Class A-2 Note....................         [_____]%       0.[___]%        [_____]%
Per Class A-3 Note....................         [_____]%       0.[___]%        [_____]%
Per Class A-4 Note....................         [_____]%       0.[___]%        [_____]%
Per Class B Note......................         [_____]%       0.[___]%        [_____]%
Total.................................         $[_____]       $[_____]        $[_____]
__________
---------------------------------------------------------------------------------------------------------------
(1) Before deducting expenses payable by the depositor estimated to be $[_____].

                      Credit enhancements will consist of:

o       Subordination of the Class B Notes and the certificates.
o       Reserve  account,  with an initial  deposit of $[___] and subject to  adjustment  as  described in this prospectus supplement.
o       [Additional forms of credit enhancement, if any.]

Before you purchase any of these notes, be sure you understand the structure and the risks.  See especially the risk factors beginning on page S-[__] of this prospectus supplement and on page [__] of the accompanying prospectus.

These notes are asset-backed securities issued by the issuing entity.  The securities are not obligations of
Caterpillar Inc., Caterpillar Financial Services Corporation, as servicer, sponsor or otherwise, Caterpillar Financial
Funding Corporation, as depositor or otherwise, or any of their affiliates.

No one may use this prospectus supplement to offer and sell these notes unless it is accompanied by the prospectus.

This prospectus  supplement  relates to an effective  registration  statement under the Securities Act of 1933, but is not complete and may be changed. This prospectus  supplement and the accompanying  prospectus are not an offer to sell these  securities and are not soliciting an offer to buy these  securities in any state where the offer or sale is not permitted.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities  commission  has  approved  or disapproved of these  securities or passed upon the adequacy or accuracy of this  prospectus  supplement or the attached prospectus. Any representation to the contrary is a criminal offense.

                                       Underwriters of the Class A Notes
                                                [Underwriters]

                                       Underwriter of the Class B Notes
                                                [Underwriters]
                                                _______________

                            The date of this Prospectus Supplement is [_____], 20__

                                               TABLE OF CONTENTS

                                                                                                          Page

   WHERE TO FIND INFORMATION IN THESE DOCUMENTS                                                            S-3
   SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM ACCOUNTS                                            S-6
   SUMMARY OF THE NOTES AND THE TRANSACTION STRUCTURE                                                      S-7
   RISK FACTORS                                                                                           S-13
   FORMATION OF THE ISSUING ENTITY                                                                        S-16
         The Issuing Entity                                                                               S-16
         Capitalization of the Issuing Entity                                                             S-16
         The Owner Trustee                                                                                S-16
   THE DEPOSITOR, CATERPILLAR INC., THE SPONSOR AND SERVICER                                              S-17
         Caterpillar Inc.                                                                                 S-17
         The Sponsor and Servicer                                                                         S-17
   LEGAL PROCEEDINGS                                                                                      S-17
   THE RECEIVABLES POOL                                                                                   S-18
         Delinquencies, Repossessions and Net Losses                                                      S-25
         Static Pool Data                                                                                 S-27
         Billing and Payment Procedures                                                                   S-28
         Custodial Arrangements                                                                           S-28
         Underwriting Standards                                                                           S-28
         Additional Information                                                                           S-28
   WEIGHTED AVERAGE LIFE OF THE NOTES                                                                     S-28
   AMOUNTS OUTSTANDING ON THE NOTES                                                                       S-33
   USE OF PROCEEDS                                                                                        S-33
   DESCRIPTION OF THE NOTES                                                                               S-33
         General                                                                                          S-33
         The Class A-1 Notes                                                                              S-33
         The Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and Class B Notes                  S-34
         The Indenture                                                                                    S-36
   DESCRIPTION OF THE CERTIFICATES                                                                        S-36
         Residual Cash Flows                                                                              S-37
   DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS                                                   S-37
         Sale and Assignment of Receivables                                                               S-37
         Accounts                                                                                         S-37
         Servicing and Administrative Compensation and Payment of Expenses                                S-37
         Rights Upon Servicer Default                                                                     S-38
         Waiver of Past Defaults                                                                          S-38
         Distributions                                                                                    S-38
         Reserve Account                                                                                  S-43
         Net Deposits                                                                                     S-44
         Reports to Noteholders                                                                           S-44
         Amendment                                                                                        S-45
         The Indenture Trustee                                                                            S-45
   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES                                                               S-46
         Dealer Recourse Receivables                                                                      S-46
         Cross-Collateralization                                                                          S-46
   LEGAL INVESTMENT                                                                                       S-46
   FEDERAL INCOME TAX CONSEQUENCES                                                                        S-46
   ERISA CONSIDERATIONS                                                                                   S-47
         Prohibited Transactions                                                                          S-47
         ERISA Status of Notes as Debt                                                                    S-48
         Plans Subject to Similar Laws                                                                    S-48
         Representation                                                                                   S-48
   UNDERWRITING                                                                                           S-49
   LEGAL OPINIONS                                                                                         S-50
   INDEX OF TERMS                                                                                         S-51
   ANNEX I  GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION     PROCEDURES                                1
   ANNEX II  STATIC POOL DATA                                                                                1

                                                         S-2

                                 WHERE TO FIND INFORMATION IN THESE DOCUMENTS

   This prospectus  supplement and the accompanying  prospectus  provide  information about the issuing entity,
Caterpillar  Financial Asset Trust 20__-_ (the "issuing  entity"),  including terms and conditions that apply to the notes to be issued by the issuing  entity.  The specific  terms of the trust that is the issuing entity are contained in this  prospectus  supplement.  You should rely only on  information  on the notes provided in this prospectus  supplement  and the  accompanying  prospectus.  We have not  authorized  anyone to provide you with different information.

   We have  included  cross-references  to  captions  in these  materials  where you can find  further  related discussions.  We have started with several  introductory  sections  describing  the issuing entity and terms in abbreviated form, followed by a more complete description of the terms. The introductory sections are:

o       Summary of the Notes and the  Transaction  Structure -- provides  important  information  concerning the amounts  and the  payment  terms of each class of notes and  provides a brief  introduction  to the key structural features of the issuing entity

o       Risk Factors -- describes briefly some of the risks to investors of a purchase of the notes

   Cross  references  may be contained in the  introductory  sections  which will direct you  elsewhere in this prospectus  supplement or the accompanying  prospectus to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents on the preceding page.

   You can find a listing of the pages where  capitalized  terms are defined under the caption "Index of Terms"
beginning on page S-[__]  in this  prospectus  supplement  and under the caption "Index of Terms"  beginning on page [__] of the accompanying prospectus.

   Caterpillar Financial Funding  Corporation's  principal offices are located at 4040 S. Eastern Avenue, Suite
344, Las Vegas, Nevada 89119 and its telephone number is (702) 735-2514.

                                                         S-3

                                       SUMMARY OF TRANSACTION PARTIES(1)

___________

(1)    This chart  provides  only a  simplified  overview of the  relationships  between the key parties to the transaction.  Refer  to  this  prospectus  supplement  and the  accompanying  prospectus  for a  further description of the relationships between the key parties.

                                                         S-4

                                                   FLOW OF FUNDS(1)

___________

(1)    This chart  provides  only a  simplified  overview of the  priority of the  monthly  distributions.  The order in which funds will flow each month as indicated  above is  applicable  for so long as no event of default has  occurred.  For more detailed  information  or for  information  regarding the flow of funds upon  the  occurrence  of an event of  default,  please  refer  to this  prospectus  supplement  and the accompanying prospectus for a further description.

                                                         S-5

                         SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM ACCOUNTS

Obligors on Receivables
Payments on Receivables
Servicer
Principal & Interest on Receivables
Principal & Interest on Receivables
Administrative Payments
Total Servicing Fees
Withdrawals from Reserve Account
Collection Account
Deposits to Reserve Account
Reserve Account
Interest and Principal
Payments on Certificates
Excess Funds From Reserve Account
Noteholders
Certificate-holders
Depositor

DOCSSF1:878593.2

                                                         S-6

                              SUMMARY OF THE NOTES AND THE TRANSACTION STRUCTURE

   The following  summary  provides a brief  description of certain terms of the notes and this  securitization transaction.  This summary does not contain all of the information  that may be important to you in making your investment decision. To fully understand the terms of the notes and this securitization  transaction,  you will need to read both this prospectus supplement and the accompanying prospectus, each in its entirety.

Issuing Entity

Caterpillar  Financial Asset Trust 20__-_, a Delaware  statutory  trust,  will issue the notes and certificates and will transfer such notes and  certificates to the depositor in return for a pool of receivables  consisting of retail  installment  sale  contracts  and  finance  leases  secured by new and used  equipment.  Caterpillar
Financial  Services  Corporation  acquired or originated,  and will continue to service,  the receivables.  The issuing entity will rely upon  collections on the receivables  and the funds on deposit in certain  accounts to make payments on the notes. Only the issuing entity will be liable for the payment of the notes.

Depositor

Caterpillar Financial Funding Corporation.  See "The Depositor, Caterpillar Inc., the Sponsor and Servicer."

Servicer and Sponsor

Caterpillar  Financial  Services  Corporation  --  referred  to herein  as  Cat Financial.  See "The  Depositor,
Caterpillar Inc., the Sponsor and Servicer."

Originator

Cat Financial,  provided that less than 10% of the  receivables may have been originated by any one Caterpillar dealer.  See "The Receivables Pools - Origination  Process" and "The Receivables Pools - Dealer  Agreements" in
the accompanying prospectus.

Administrator

Cat Financial.  See "The Depositor, Caterpillar Inc., the Sponsor and Servicer."

Trustees

Indenture Trustee --
                  [Name of Indenture Trustee], a [_____]

Owner Trustee --   [Name of Owner Trustee], a [_____]

Offered Notes

The issuing entity is offering the following notes pursuant to this prospectus supplement:

o       $[_____] Class A-1 [_____]% Asset Backed Notes

o       $[_____] Class A-2 [_____]% Asset Backed Notes

o       $[_____] Class A-3 [_____]% Asset Backed Notes

o       $[_____] Class A-4 [_____]% Asset Backed Notes

o       $[_____] Class B [_____]% Asset Backed Notes

The Class A-1  Notes,  the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are referred to in this prospectus supplement collectively as the Class A Notes.

The issuing  entity is also issuing  $[_____]  aggregate  principal  amount of Asset Backed  Certificates.  The issuing entity is not offering these certificates pursuant to this prospectus supplement.

Cut-off Date

[_____] 1, 20__.

Closing Date

The issuing entity expects to issue the notes on or about [_____], 20__.

Interest and Principal Distribution Dates

On the 25th day of each month (or if the 25th day is not a business  day, the next  succeeding  business  day), the issuing entity will pay interest and principal on the notes.

Initial Scheduled Distribution Date

The initial scheduled distribution date will be [_____], 20__.

Record Dates

On each  distribution  date, the issuing entity will pay interest and principal to the holders of record of the notes  for that  distribution  date.  The  record  date for the  notes  generally  will be the day  immediately preceding the distribution date.

Interest Rates

The issuing entity will pay interest on each class of notes at the fixed,  annual rates  specified on the cover of this prospectus supplement.

Interest Accrual

Class A-1 Notes --
                 "actual/360," accrued from and including the prior distribution date to but excluding the current distribution date.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each distribution date will be the product of:

    1. the outstanding principal balance;

    2. the interest rate; and

                                                         S-7

    3. the actual number of days elapsed during the period from and including the preceding distribution date
       (or, in the case of the first distribution date, from and including the closing date) to but excluding the current distribution date divided by 360.

All Other Classes of Notes -- "30/360," accrued from and including the 25th day of the previous month (or, in the case of the first distribution date, from and including the closing date) to but excluding the 25th day of the current month (assuming each month has 30 days).

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each distribution date will be the product of:

    1. the outstanding principal balance;

    2. the interest rate; and

    3. 30 (or in the case of the first distribution date, [__]) divided by 360.

For a more  detailed  description  of the  payment  of  interest,  you  should  refer to the  sections  of this prospectus  supplement entitled  "Description of the Notes -- The Class A-1 Notes -- Payments of Interest" and "--
The Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes -- Payments of Interest."

Sequential Principal Payments

The issuing  entity  generally  will pay principal  sequentially  to the earliest  maturing class of notes then outstanding until that class of notes is paid in full.

For a more  detailed  description  of the  payment of  principal,  you  should  refer to the  sections  of this prospectus  supplement  entitled  "Description  of the Notes -- The Class A-1 Notes -- Payments of Principal" and
"-- The  Class A-2  Notes,  the  Class A-3  Notes,  the  Class A-4  Notes and the  Class B  Notes -- Payments  of
Principal."

Transfer of Receivables

Caterpillar  Financial  Funding  Corporation,  the depositor,  will purchase  certain  receivables  acquired or originated by Cat Financial  consisting of retail  installment sale contracts and finance leases secured by new and used  equipment,  and then will sell  receivables  with an  aggregate  contract  balance of  $[_____] as of
[_____] 1, 20__ to the issuing entity on the closing date in exchange for the securities.

Property of the Issuing Entity

The property of the issuing entity will include the following:

o       the receivables and the collections on the receivables;

o       security interests in the equipment financed by the receivables;

o       bank accounts;

o       rights to proceeds  under  insurance  policies  that cover the obligors  under the  receivables  or the equipment financed by the receivables;

o       proceeds of repossessed equipment and returned equipment;

o       remedies for breaches of  representations  and  warranties  made by Cat  Financial  with respect to the receivables; and

o       other rights under documents relating to the receivables.

Composition of the Receivables

The composition of the receivables as of [_____] 1, 20__ is as follows:

Aggregate Contract Balance(1)......$[_____]..............................................
Note Value of the Receivables(2)...$[_____]..............................................
Number of Receivables..............[_____]...............................................
Average Contract Balance...........$[_____]..............................................
(Range)............................$[_____] to...........................................
                                   $[_____]
Weighted Average APR...............[_____]%..............................................
(Range)............................[_____]% to...........................................
                                   [_____]%
Weighted Average
Original Term......................[_____] months........................................
                                  .[_____] months........................................
(Range)........................... to
                                   [_____] months
Weighted Average
Remaining Term.....................[_____] months........................................
(Range)(3)........................ [_____] months to.....................................
                                   [_____] months

(1) For a description of the calculation of the contract balances of the receivables,  you should refer to "The
    Receivables Pool" in this prospectus supplement.

(2) For a  description  of the  calculation  of the  note  value  of  the  receivables,  you  should  refer  to
    "Description of the Transfer and Servicing Agreements -- Distributions" in this prospectus supplement.

(3) Based on scheduled payments and assuming no prepayments of the receivables.

For more  information  about the  receivables  you should refer to "The  Receivables  Pool" in this  prospectus supplement and "The Receivables Pools" in the accompanying prospectus.

Servicing and Administration of the Receivables

The servicer  will service the  receivables  and will receive a servicing fee equal to [1/12 of __% of the note value of the  receivables at the beginning of the previous  month, to the extent not retained by the servicer].
In addition to the servicing fee, the servicer will be entitled to additional  servicing  compensation equal to any late,  extension,  and other  administrative  fees and  expenses  collected  during  each month and certain reinvestment  earnings on payments received on the receivables,  as more fully described under  "Description of the Transfer and Servicing  Agreements" in this prospectus supplement and in the accompanying  prospectus.  The servicer  will  receive  the  servicing  fee (from  amounts  collected  on the  receivables)  on or before each distribution date and before any  distributions  will be made to the holders of the notes for that distribution date.

                                                         S-8

The  administrator  will administer the issuing entity and will receive an  administration  fee equal to $[___]
per  month for its  services,  as more  fully  described  under  "Description  of the  Transfer  and  Servicing
Agreements" in this prospectus  supplement and in the accompanying  prospectus.  The administrator will receive the  administration  fee (from amounts  collected on the receivables) on or before each  distribution  date and before any distributions will be made to the holders of the notes for that distribution date.

You should refer to "Description of the Transfer and Servicing  Agreements"  this prospectus  supplement and in the accompanying prospectus for more information.

Priority of Distributions

From  collections on the  receivables  during the prior  calendar month and amounts  withdrawn from the reserve account so long as no event of default has  occurred  and is  continuing  and the maturity of the notes has not been  accelerated,  the issuing entity generally will pay the following  amounts on each  distribution  date in the following order of priority:

   (1)  Servicing Fee -- the servicing fee payable to the servicer;

   (2)  Administration Fee -- the administration fee payable to the administrator;

   (3)  Class A  Note  Interest -- interest  due on all the Class A  Notes  ratably to each class of the Class A
        Notes;

   (4)  First Allocation of Principal -- to the principal  distribution  account,  an amount, if any,  generally equal to the excess of (x) the  principal  balances of the Class A Notes over (y) the note value of the receivables;

   (5)  Class B Interest -- interest due on the Class B Notes to the holders of the Class B Notes;

   (6)  Second Allocation of Principal -- to the principal  distribution  account,  an amount, if any, generally equal to the  excess  of  (x) the  principal  balances  of the  notes  over  (y) the note  value of the receivables.  This amount will be reduced by any amount deposited in the principal distribution account pursuant to clause (4) above;

   (7)  Reserve  Account Deposit -- subject to the limitations  described in this  prospectus  supplement  under
        "Description  of the Transfer and  Servicing  Agreements --  Distributions  -- Monthly  Withdrawals  from
        Collection  Account,"  to the  reserve  account,  an amount  equal to the  excess,  if any,  of (x) the required balance of the reserve account over (y) the balance of the reserve account;

   (8)  Regular  Principal  Allocation  -- if any notes are still  outstanding,  to the  principal  distribution account,  an amount equal to the excess of (x) the sum of the  principal  balances of the notes and the certificates  over (y) the note value of the  receivables.  This  amount will be reduced by any amounts previously deposited to the principal distribution account pursuant to clauses (4) and (6) above;

   (9)  Indenture  Trustee and  Custodian  Fees -- pro rata,  to the  indenture  trustee,  all unpaid  indenture trustee's  fees  and  expenses,  and to  the  custodian  under  the  custodial  agreement,  all  unpaid custodian's fees and expenses; and

   (10) Certificate  Distributions -- to the certificate  distribution  account, any amounts remaining after the above distributions.

For a  description  of the  priority  of  distributions  after  the  occurrence  of an  event  of  default  and acceleration  of the notes,  you should  refer to  "Description  of the  Transfer  and  Servicing  Agreement  --
Distributions" in this prospectus supplement.

Note  Value.  The note  value of the  receivables  generally  is the  present  value  of the  aggregate  of the scheduled  and unpaid  payments due on the  receivables,  discounted  on a monthly basis at [_____]% per annum.
The initial note value of the receivables as of [_____], 20[__] is $[_____].

For a more detailed  description of the  calculation of "note value," you should refer to  "Description  of the
Transfer and Servicing Agreements -- Distributions" in this prospectus supplement.

Distributions from the Principal Distribution Account

From deposits made to the principal  distribution  account,  so long as no event of default has occurred and is continuing  and the maturity of the notes has not been  accelerated,  the issuing  entity will pay principal on the securities in the following order of priority:

   (1) to the Class A-1 Notes until they are paid in full;

   (2) to the Class A-2 Notes until they are paid in full;

   (3) to the Class A-3 Notes until they are paid in full;

   (4) to the Class A-4 Notes until they are paid in full;

   (5) to the Class B Notes until they are paid in full; and

                                                         S-9

   (6) to the certificate distribution account, any funds remaining.

For a more  detailed  description  of the  priority  of  distributions  and the  allocation  of  funds  on each distribution  date, you should refer to "Description of the Transfer and Servicing  Agreements -- Distributions"
in this prospectus supplement.

Change in Priority of Distribution upon Certain Events of Default

If an event of default under the indenture occurs, the order of priority for distributions will change.

o       Following the occurrence of an event of default relating to:

        1.  default in the payment of principal or

        2.  default for five days or more in the  payment of interest on any class of notes which has  resulted in an acceleration of the notes,

       the issuing  entity  will make no  distributions  of  principal  or interest on the Class B  Notes until payment in full of principal and interest on the Class A Notes.

o       Following the  occurrence of any other event of default  which has resulted in an  acceleration  of the notes,  the issuing  entity  will  continue to pay  interest on the Class A  Notes and  interest on the
        Class B  Notes on each  distribution  date  prior to  paying  principal  on the  Class A  Notes on that distribution date.

For a more  detailed  description  of events of default and rights of investors  following an event of default, you should  refer to  "Description  of the Notes -- The  Indenture  -- Events of  Default;  Rights  upon Event of
Default" in this prospectus supplement and in the accompanying  prospectus.  For a more detailed description of the priority of  distributions  and  allocation  of funds  following  an event of default,  you should refer to
"Descriptions of the Transfer and Servicing Agreements -- Distributions" in this prospectus supplement.

Credit Enhancement

The credit  enhancement  provides  protection  for the Class A Notes and the Class B  Notes against  losses and delays in payment.  Losses on the  receivables or other  shortfalls of cash flow will be covered by withdrawals from the reserve  account and by  allocation  of available  cash flow to the more senior  classes of securities prior to more subordinate classes.

The credit enhancement for the notes will be as follows:

Class A Notes   Subordination  of the Class B  Notes
                and   the   certificates   and   the
                reserve account.

Class B Notes   Subordination  of  the  certificates
                and the reserve account.

Subordination of Principal and Interest

As long as the Class A  Notes  remain  outstanding,  (1)  payments  of  interest  on the Class B  Notes will be subordinated  to  payments  of  interest  on the  Class A  Notes and,  in some  circumstances,  allocations  to principal and (2) payments of principal on the Class B Notes will be  subordinated  to payments of interest and principal on the Class A Notes.

For a more  detailed  discussion  of the  subordination  of the  notes and  certificates  and the  priority  of distributions,  including  changes after certain  events of default,  you should refer to  "Description  of the
Transfer and Servicing  Agreements --  Distributions"  and "Description of the Notes -- The Indenture -- Events of
Default; Rights upon Event of Default" in this prospectus supplement.

Reserve Account

On the closing  date,  the  depositor  will  deposit  $[_____],  which is equal to [_____]% of the initial note value of the receivables, to the reserve account.

On each  distribution  date,  if  collections  on the  receivables  during the  related  collection  period are insufficient  to pay the first six items listed in "Priority of  Distributions"  above,  the indenture  trustee will withdraw funds from the reserve account to pay any amounts owing in respect of these six items.

On and after the final  maturity  date for any class of notes,  if any  principal  amount of that class remains outstanding,  the indenture  trustee will withdraw funds from the reserve  account to repay that class of notes in full.

The balance  required to be on deposit in the reserve  account on any  distribution  date will generally be the lesser of --

o       the outstanding principal balance of the notes; and

o       [___]% of the initial note value of the receivables;  provided,  however, that, as more fully described in this prospectus  supplement in the definition of "Specified  Reserve Account  Balance",  the balance required  to be on  deposit  in the  reserve  account  on the  distribution  date in  [_____]  20__ and thereafter  may  decrease  based  on the  favorable  performance  of the  receivables  as  measured  at predetermined intervals.

On  each  distribution  date,  subject  to the  limitations  described  in  this  prospectus  supplement  under
"Description of the Transfer and Servicing  Agreements -- Distributions  -- Monthly  Withdrawals  from Collection
Account," the issuing entity will deposit into the reserve  account,  collections on the receivables  remaining after the first six items listed in "Priority of  Distributions"  above are satisfied in an amount equal to the excess,  if any, of (x) the balance  required to be on deposit in the reserve  account  over (y) the balance of the reserve account.

                                                         S-10

On each distribution  date, the issuing entity will deposit in the certificate  distribution  account any funds on deposit in the reserve account in excess of the required balance.

For a more detailed  description of the deposits to and withdrawals from the reserve account,  you should refer to "Description of the Transfer and Servicing Agreements -- Reserve Account" in this prospectus supplement.

[Insert  description of additional  forms of credit  enhancement,  if any, and disclosure  required under Items
1114 or 1115]

Optional Prepayment

The servicer has the option to purchase the receivables on any distribution date on which:

o       the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full; and

o       the note value of the receivables is 10% or less of the initial note value of the receivables.

The purchase  price for the  receivables  will be at least equal to the  outstanding  principal  balance of the notes plus  accrued  and unpaid  interest  thereon.  The issuing  entity will apply this  payment to prepay the notes in full.

Final Maturity Dates

The issuing entity is required to pay the  outstanding  principal  amount of each class of notes, to the extent not  previously  paid,  in full on the final  maturity  date  specified  on the cover  page of this  prospectus supplement for each class.

Ratings

It is a condition to the issuance of the notes that the:

o       Class A-1  Notes be rated in the  highest  short-term  rating  category  by each of  Standard  & Poor's
        Ratings Service ("S&P") and Moody's Investors Service, Inc. ("Moody's");

o       each of the  Class A-2  Notes,  the  Class A-3  Notes and the  Class A-4  Notes be rated in the highest long-term rating category by each of S&P and Moody's; and

o       Class B Notes be rated at least "A+" by S&P and "A2" by Moody's.

A rating is not a  recommendation  to purchase,  hold or sell the notes,  inasmuch as a rating does not comment as to market price or suitability  for a particular  investor.  The ratings of the notes address the likelihood of the payment of principal  and interest on the notes  pursuant to their terms.  A rating  agency may qualify, lower or withdraw its rating in the future, in its discretion.

Minimum Denominations

$1,000 and integral multiples thereof.

Registration, Clearance and Settlement

Class A Notes   DTC/Clearstream/Euroclear

Class B Notes   DTC

Deemed Representations from Purchasers of the Class B Notes

If you purchase  Class B  Notes,  you (and anyone to whom you assign or sell the Class B Notes) shall be deemed to represent that you are a U.S. Person.

Tax Status

Opinions of Counsel

Orrick, Herrington & Sutcliffe LLP will deliver its opinion that for federal income tax purposes the:

o       Class A Notes will be characterized as debt;

o       Class B Notes should be characterized as debt; and

o       issuing entity will not be characterized as an association (or a publicly traded  partnership)  taxable as a corporation.

Waller Lansden Dortch & Davis, LLP, special Tennessee tax counsel, will deliver its opinion that the:

o       notes owned by corporate  investors  will have the same tax  characteristics  for Tennessee  income tax purposes as for federal income tax purposes; and

o       issuing entity should not be subject to taxation in Tennessee.

See "Summary -- Tax Status" and "Federal  Income Tax  Consequences"  and "Certain State Tax  Considerations"  in
the prospectus.

Investor Representations

If you purchase the notes, you agree by your purchase that you will treat the notes as indebtedness.

Investment Restrictions

The Class B Notes may be purchased by U.S. Persons only.

If you are  considering  purchasing  Class B Notes,  you should refer to "Federal Income Tax  Consequences"  in this prospectus supplement and in the accompanying  prospectus and "Annex I -- Global Clearance,  Settlement and
Tax Documentation Procedures" in this prospectus supplement for more details.

You should refer to "Federal  Income Tax  Consequences"  in this  prospectus  supplement  and the  accompanying prospectus for more information.

ERISA Considerations

The notes are  generally  eligible  for  purchase  by persons  investing  assets of employee  benefit  plans or
individual  retirement  accounts,   subject  to  important   considerations.   Each  purchaser  and  subsequent
transferees of a note will be deemed to have made certain  representations and warranties  regarding its status and the  effect  of its  purchase  and  holding  of the  notes  under  ERISA,  Section  4975 of the Code or any applicable similar law.

                                                         S-11

You should refer to "ERISA  Considerations"  in this prospectus  supplement and in the accompanying  prospectus for more information.

Eligibility of Notes for Purchase by Money Market Funds

The  Class A-1  Notes are  structured  to be eligible  for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

A money market fund should consult its legal advisors  regarding the  eligibility of the Class A-1  Notes under
Rule 2a-7  and whether an  investment  by the money  market fund in the  Class A-1  Notes  satisfies  the money market fund's investment policies and objectives.

CUSIP Numbers

o       Class A-1 Notes: [_____]

o       Class A-2 Notes: [_____]

o       Class A-3 Notes: [_____]

o       Class A-4 Notes: [_____]

o       Class B Notes: [_____]

                                                         S-12

                                                 RISK FACTORS

   You should consider the following risk factors in deciding whether to purchase any of these notes.

The absence of a secondary market for    The  absence of a  secondary  market for the notes could limit your
the notes could limit your ability to    ability  to sell your  notes.  This means that if in the future you
sell the notes                           decide to sell any of these notes  before they  mature,  you may be unable to find a buyer or, if you find a buyer,  the selling  price may be less  than it would  have been if a market  existed  for the notes.  There currently is no secondary  market for the notes.  The underwriters  for the  notes  expect  to make a market in the notes but will not be obligated  to do so.  There is no assurance  that a secondary market for the notes will develop.  If a secondary market for the notes  does  develop,  it might end at any time or it might not be sufficiently liquid to enable you to sell any of your notes.

The notes may suffer losses because the  The only  source of funds  for  payments  on the notes  will be the
source of funds for payments on the      assets of the issuing  entity.  You may suffer a loss on your notes
notes is limited to the assets of the    if the assets of the issuing entity are  insufficient  to pay fully
issuing entity                           their principal  amount.  The notes are  obligations  solely of the
                                         issuing   entity  and  will  not  be  insured  or   guaranteed   by
                                         Caterpillar  Inc.,  Cat Financial or Caterpillar  Financial Funding
                                         Corporation,   including  in  their   capacities  as  servicer  and
                                         depositor,  the indenture trustee,  the owner trustee, or any other person or entity.  Consequently,  you must rely for payment of your notes  upon  payments  on  the  receivables,  and,  to  the  extent available, funds on deposit in the reserve account.
                                         The  indenture   authorizes  the  indenture  trustee  to  sell  the
                                         receivables  following an acceleration of the maturity dates of the notes.  However,  the amount received by the indenture trustee upon selling the  receivables  may be less than the aggregate  principal
                                         amount  of  the  outstanding  notes.  In  this  circumstance,   the
                                         principal amount of the notes will not be paid in full.

The Class B Notes are subject to a       The Class B  Notes bear greater risk than the Class A Notes because
greater risk of loss than the Class A    payments  of  interest  and  principal  on the  Class B  Notes  are
Notes because the Class B Notes are      subordinated,  to  the  extent  described  below,  to  payments  of
subordinate to the Class A Notes         interest and principal on the Class A Notes.

                                         Interest  payments on the Class B Notes on each  distribution  date will be subordinated to --

                                         o       servicing fees due to the servicer;

                                         o       administration fees due to the administrator;

                                         o       interest payments on the Class A Notes; and

                                         o       an  allocation  of principal  payments to the Class A Notes to the  extent  the sum of the  principal  balances  of the
                                                 Class A Notes exceeds the note value of the receivables.

                                         For a more detailed  description,  see "Description of the Transfer and  Servicing  Agreements  --  Distributions"  in  this  prospectus supplement.  The payment order changes  following certain events of default.  See "Description of the Notes -- The Indenture -- Events of
                                         Default;   Rights  Upon  Event  of  Default"  in  this   prospectus
                                         supplement.  Principal  payments on the Class B Notes will be fully subordinated  to  principal  payments  on  the  Class A  Notes.  No principal  will be paid on the  Class B  Notes  until  the  Class A
                                         Notes have been paid in full.

                                                         S-13

The Class B Notes may suffer losses      Following  the  occurrence of a default in the payment of principal following an event of default under the  or default  for five days or more in the payment of interest on any indenture because the order of priority  note  which has  resulted  in an  acceleration  of the  notes,  the
of payments may change to further        issuing  entity will not make any  distributions  of  principal  or
subordinate the Class B Notes and the    interest on the Class B  Notes until  payment in full of  principal
rights of the holders of the Class B     and interest on the Class A Notes.
Notes to direct the indenture trustee
will be subordinate to the rights of     If the maturity  dates of the notes are  accelerated  following the
the holders of the Class A Notes         occurrence of an event of default,  the indenture  trustee -- acting at the  direction  of the  holders  of a  majority  in  outstanding principal  amount of the Class A  Notes -- may sell the  receivables and prepay the notes.  The  holders of the  Class B  Notes will not have any right to direct  the  indenture  trustee  or to consent to
                                         any  action  until  the  Class A  Notes  are  paid  in  full.   See
                                         "Description  of the Notes -- The  Indenture  -- Events  of  Default;
                                         Rights Upon Event of Default" in this prospectus  supplement and in the accompanying prospectus.

                                         If principal is repaid to you earlier than  expected as a result of an acceleration of the maturity dates of the notes,  you may not be able to  reinvest  the  prepaid  amount at a rate of return that is equal to or  greater  than the rate of  return on your  notes.  You also may not be paid the full  principal  amount  of your  notes if the assets of the issuing entity are  insufficient  to pay the full aggregate principal amount of your notes.

The Class B Notes may suffer losses      Because the issuing  entity has pledged the property of the issuing because the right of the holders of the  entity to the  indenture  trustee  to secure  payment on the notes,
Class B Notes to control actions of the  the  indenture  trustee -- acting at the direction of the holders of indenture trustee is subordinate to the  a majority in outstanding  principal  amount of the Class A Notes --
rights of the holders of the Class A     has the  power  to take  certain  actions  in  connection  with the
Notes to control actions of the          property of the issuing  entity  until the Class A  Notes have been
indenture trustee                        paid in full. Furthermore,  the holders of not less than 25% of the
                                         outstanding   principal  balance  of  the  Class A  Notes,  or  the
                                         indenture  trustee  acting  on  behalf of the  holders  of  Class A
                                         Notes,  under some  circumstances,  have the right to terminate the servicer as the servicer of the receivables  without  consideration of the  effect  that  termination  would  have  on the  holders  of
                                         Class B  Notes.  The  holders  of  Class B  Notes will not have the ability to remove the  servicer  until the Class A  Notes have been paid in full.  In  addition,  the  holders  of more than 50% of the outstanding  principal  amount of the  Class A  Notes will have the right to waive  certain  events  of  default  with  respect  to the servicer,  without  consideration  of the effect that waiver  would have on the  holders  of Class B  Notes.  See  "Description  of the
                                         Transfer and Servicing  Agreements -- Rights Upon Servicer  Default"
                                         and "-- Waiver of Past Defaults" in this  prospectus  supplement and in the accompanying prospectus.

Investment in the notes presents risks   It is a condition to the  issuance of the notes that the  Class A-1
that are not addressed by the ratings    Notes  be  rated  in  the  highest  short-term   investment  rating
                                         category and that the Class A-2  Notes, the Class A-3 Notes and the
                                         Class A-4  Notes  be  rated  in the  highest  long-term  investment rating  category  by each of S&P and  Moody's  and that the Class B
                                         Notes  be  rated at  least  "A+" by S&P and  "A2" by  Moody's.  The ratings of the notes address the  likelihood of the timely  payment of interest on and the  ultimate  payment of principal of the notes pursuant  to their  terms.  You should not view the  ratings on any class of notes as a recommendation  to purchase,  hold or sell that class of notes  because  these  ratings  do not  comment  as to the market  price  for  those  notes  or  their  suitability  for  you.
                                         Furthermore,  a rating  agency may  qualify,  lower or withdraw its rating in the future, in its discretion.

Geographic concentration of the states   As of [_____] 1,  20__, Cat Financial's  records  indicate that the
of the obligors of the receivables may   addresses  of the  obligors  of the  receivables  were most  highly increase the  risk of loss on your notes concentrated in the following states:

                                                         S-14

                                                                                            Percentage of
                                                                                             aggregate
                                                                                            cut-off date
                                                                                         contract balance
                                         [State 1]                                        [___]%
                                         [State 2]                                        [___]%
                                         [State 3]                                        [___]%
                                         [State 4]                                        [___]%
                                         [State 5]                                        [___]%

                                         No other state,  based on the addresses of the obligors,  accounted for more than  [__.00]% of the  aggregate  contract  balance of the receivables  as of [_____] 1,  20__.  Economic  conditions or other factors  affecting  these  states  in  particular  could  adversely affect the  delinquency,  credit loss,  repossession  or prepayment experience of the issuing entity.

                                                         S-15

                                        FORMATION OF THE ISSUING ENTITY
The Issuing Entity

   The issuing entity,  Caterpillar  Financial  Asset Trust 20__-_,  will be a statutory trust formed under the laws of the State of Delaware by the depositor  pursuant to a trust  agreement for the  transactions  described in this prospectus  supplement.  The issuing entity  agreement is governed by the laws of the State of Delaware and provides that the issuing entity will not engage in any activity other than:

o       acquiring,  owning and managing the receivables and the other assets of the issuing entity and proceeds from those assets;

o       issuing and making payments on the notes;

o       issuing and making payments on certificates; and

o       engaging in other  activities  that are  necessary,  suitable or convenient  to  accomplish  any of the purposes listed above or are incidental to those activities.

   The issuing  entity will  initially  be  capitalized  with equity  having an  estimated  value of  $[_____], excluding  amounts  deposited  in the  reserve  account.  Certificates  with an original  principal  balance of
$[_____] will be issued to the depositor.  The issuing entity will issue the notes and the  certificates to the depositor in exchange for the  receivables  from the depositor  pursuant to the sale and  servicing  agreement.
The certificates are not being offered pursuant to this prospectus supplement.

   The sale and servicing  agreement  provides that the depositor  sells and assigns to the issuing  entity all of its right,  title and interest in and to the  receivables.  Pursuant to the  indenture,  the issuing  entity will in turn grant a security  interest to the indenture  trustee in all of the issuing  entity's right,  title and  interest  in and to the  receivables  for the  benefit  of the  noteholders.  Furthermore,  the  sale  and servicing  agreement  states that,  although it is intended that the conveyance by the depositor to the issuing entity of the  receivables be construed as a sale, the  conveyance of the  receivables  shall also be deemed to be a grant by the  depositor  to the  issuing  entity of a security  interest  in the  receivables  and related collateral.  For more  information on the transfer and servicing  agreement,  see  "Description of the Transfer and Servicing Agreement" in this prospectus supplement and in the accompanying prospectus.

   The servicer will initially service the receivables pursuant to the sale and servicing  agreement,  and will be  compensated  for acting as the  servicer.  See  "Description  of the  Transfer and  Servicing  Agreements --
Servicing and  Administrative  Compensation  and Payment of Expenses" in this prospectus  supplement and in the accompanying prospectus.

   If  the  protection  provided  to  the  noteholders  by  the  subordination  of  the  certificates  and  the availability of the funds in the reserve account are  insufficient,  the issuing entity will rely solely on the payments  from the obligors on the  receivables,  and the proceeds from the  repossession  and sale of financed equipment  and certain  other  cross-collateralized  equipment  which  secure  defaulted  receivables,  to make payments to the  noteholders.  See "Risk  Factors -- The notes may suffer  losses if other  liens have  priority over the lien of the indenture" in the accompanying prospectus.

Capitalization of the Issuing Entity

   The following table  illustrates the  capitalization of the issuing entity as of the cut-off date, as if the issuance and sale of the notes and the certificates had taken place on that date:

                            Class A-1   [_____]%   Asset  Backed  $[_____]
                            Notes..............................
                            Class A-2   [_____]%   Asset  Backed  $[_____]
                            Notes..............................
                            Class A-3   [_____]%   Asset  Backed  $[_____]
                            Notes..............................
                            Class A-4   [_____]%   Asset  Backed  $[_____]
                            Notes..............................
                            Class B [_____]% Asset Backed Notes   $[_____]
                            Asset Backed Certificates..........   $[_____]
                                      Total....................   $[_____]

The Owner Trustee

   [_____] is the owner  trustee  under the trust  agreement.  [_____]  is a [_____]  and its  corporate  trust office is located at [_____].  The  depositor  shall pay the fees of the owner  trustee and shall  reimburse it for certain  liabilities  and expenses.  [[_____],  an  underwriter,  is an affiliate of the owner trustee.] In addition,  in the ordinary  course of its business,  the owner trustee and its affiliates  have engaged and may in the future  engage in commercial  banking or financial  advisory  transactions  with  Cat Financial  and its affiliates.  [Insert  description of the owner trustee's  experience as a trustee for  asset-backed  securities transactions involving similar assets in accordance with Item 1109 of Regulation AB.]

                                                         S-16

                           THE DEPOSITOR, CATERPILLAR INC., THE SPONSOR AND SERVICER

   For more  information  regarding  the  depositor,  Caterpillar  Inc.,  the  sponsor and  servicer,  see "The
Depositor, Caterpillar Inc., the Sponsor and Servicer" in the accompanying prospectus.

Caterpillar Inc.

   Caterpillar Inc. and its  consolidated  subsidiary  companies  reported profits of $[_____] million on sales and  revenues of $[_____]  billion for the year ended  December  31, 20__ as compared  with profits of $[_____]
million on sales and revenues of $[_____]  billion for the year ended December 31, 20__.  Caterpillar Inc. will not have any obligations with respect to the notes or any transfer and servicing agreement.

The Sponsor and Servicer

   Cat Financial  currently  offers the following  types of financing  plans for which the  percentages  of the total value of  Cat Financial's  portfolio  represented by these  financing  plans at December 31, 20__ were as follows:

   Retail financing leases and installment sale contracts (total [__]%) include:

o       Tax leases  that are  classified  as either  operating  or  finance  leases  for  financial  accounting purposes, depending on the characteristics of the lease. For tax purposes,  Cat Financial is considered the owner of the equipment ([__]%).

o       Finance  (non-tax)  leases where the lessee is considered the owner of the equipment during the term of the lease and that either  require or allow the customer to purchase the equipment for a fixed price at the end of the term ([__]%).

o       Installment sale contracts,  which are equipment loans that enable customers to purchase equipment with a down payment or trade-in and structure payments over time ([__]%).

o       Government  lease-purchase  plans in the U.S.  that  offer low  interest  rates and  flexible  terms to qualified non-federal government agencies ([__]%).

   Retail notes receivable.

o       Loans that allow customers and dealers to use Caterpillar  equipment as collateral to obtain  financing
        ([__]%).

   Wholesale notes receivable, finance leases and installment sale contracts (total [__]%) include:

o       Inventory/rental  programs which provide  assistance to dealers by financing  their  inventory,  rental fleets and rental facilities ([__]%).

o       Short-term dealer receivables purchased from Caterpillar Inc. at a discount ([__]%).

   At December 31,  20__,  Cat Financial  had [_____]  full-time  employees  and owned  approximately  $[_____]
billion in gross  finance  receivables.  In the United  States,  as of December  31,  20__,  there were [_____]
independently owned Caterpillar dealers and [_____] Caterpillar dealers that are owned by Caterpillar Inc.

                                               LEGAL PROCEEDINGS

   There  are no  material  pending  legal  or other  proceedings  involving  the  receivables  or  Caterpillar
Financial  Services  Corporation,  as sponsor and  servicer,  Caterpillar  Financial  Funding  Corporation,  as depositor,  Caterpillar  Financial  Asset Trust 20__-_,  as the issuing entity,  or other parties  described in
Item 1117 of Regulation AB which,  individually  or in the aggregate,  would have a material  adverse impact on investors in the offered notes.

                                                         S-17

                                             THE RECEIVABLES POOL

   The issuing entity's pool of receivables  (the  "Receivables  Pool") will include the receivables  purchased pursuant to the purchase  agreement with an aggregate  Contract Balance of $[_____] as of [_____] 1,  20__, the
"cut-off date."

   Criteria for Selecting the Receivables  Pool. The receivables  were selected from the entire U.S.  Portfolio
--  other  than  receivables   previously  sold  to  trusts  under  prior  asset-backed   securitizations  which
Cat Financial  continues to service which are  otherwise  included in the U.S.  Portfolio -- using  criteria set forth in the accompanying prospectus under "The Receivables Pools," as well as that each receivable:

o       has a stated maturity of not earlier than [_____] 20__ or later than [_____] 20__;

o       has an APR of at least [___]%; and

o       is not more than 31 days past due as of the cut-off date.

   The "APR" for any finance lease will be its Implicit  Interest  Rate. As of the cut-off date, the servicer's records  showed no obligor on any  receivable as being in default under the related  installment  sale contract or finance lease or as being the subject of a bankruptcy  proceeding.  Neither  Cat Financial nor the depositor used any selection procedures in selecting the receivables believed to be adverse to the noteholders.

   [Insert  description of each  "significant  obligor",  if any, in accordance with Item 1112 of Regulation AB and add summary to "Summary of the Notes and the Transaction Structure"]

   Composition  of the  Receivables  Pool.  The  following  tables  set forth  various  characteristics  of the receivables  and the  related  financed  equipment.  As used in the  following  tables  and  elsewhere  in this prospectus  supplement,  amounts and percentages are based on the Contract Balance of the receivables as of the cut-off date. The "Contract Balance" of a receivable means its original  principal  balance,  in the case of an installment  sale contract,  or its original Net  Investment,  in the case of a finance lease,  in each case as reduced by principal  payments  applied in accordance with the actuarial  method,  calculated as of the cut-off date or as of the end of the  preceding  collection  period  (as  applicable),  in each case plus  accrued  and unpaid  interest.  The "Net  Investment"  of a finance  lease equals the sum of the present  value of the Lease
Scheduled  Payments due under that finance lease  discounted at the Implicit  Interest Rate for that lease.  As used in this  prospectus  supplement,  "Lease  Scheduled  Payments"  includes any mandatory  final payments due under the finance leases.

                                       Composition of the Receivables(1)

                                                                          Weighted
                                                                          Average
                                       s                      Weighted    Remaining
                                                              Average     Term
                                                              Original    (Range
                 Aggregate   Number                           Term        in
                 Contract    of           Weighted Average    (Range in   Months)     Average Contract
                  Balance    Receivable     APR (Range)        Months)      (2)       Balance (Range)
    Installment
     Sale
     Contracts          $                   % ( % to %)         (to)        (to)    $ ($ to $)
    Leases....                               % (% to %)         (to)        (to)    $ ($ to $)
    Total.....          $                        %                                           $
     __________
===============================================================================================================
     (1) Some of the columns in the table may not sum to the total, due to rounding.
     (2) Based on scheduled payments and assuming no prepayments of the receivables.

                                                         S-18

                                    Distribution by APR of the Receivables

                                                   Number of   Aggregate Contract      Percent of
------------------------------------------------  -----------  ------------------      Aggregate
APR Range(1)                                      Receivables       Balance        ------------------
                                                                                        Contract
                                                                                       Balance(2)
% -   %.......................................                              $              %
% -    %......................................
% -   %.......................................
% -   %.......................................
% -   %.......................................
% -   %.......................................
% -   %.......................................
% -   %.......................................                                             *
% - %.........................................                                             *
% - %.........................................                                             *
% and higher..................................                                             *
Total.........................................                              $            100.0%
     __________
     (1) Cat Financial,  in conjunction with Caterpillar Inc. and its subsidiaries,  periodically  offers below market rate  financing  to  purchasers  under  merchandising  programs.  At the outset of a subsidized transaction,  Caterpillar Inc. remits to  Cat Financial an amount equal to the interest  differential.
         The APR  indicated for any  receivable  does not take into  account,  and the issuing  entity does not have an interest in, any of those amounts  remitted to  Cat Financial by Caterpillar Inc. with respect to these receivables.

     (2) Percentages may not add to 100.0% due to rounding.
      *  Indicates a number less than 0.1% but greater than zero.

                                Distribution by New and Used Financed Equipment

                                                   Number of   Aggregate Contract      Percent of
                                                  Receivables  ------------------      Aggregate
                                                                    Balance        ------------------
                                                                                        Contract
                                                                                       Balance(2)
New Equipment(1)..............................                              $              %
Used Equipment................................
Total.........................................                              $            100.0%
     __________
     (1)   Units not  previously  delivered  or sold;  rental  units of less than 12 months  and 1,000  service meter hours; and units of the current or previous model year and serial number.
     (2)   Percentages may not add to 100.0% due to rounding.

                         Distribution of the Receivables by Type of Financed Equipment

                                                  Number of   Aggregate Contract      Percent of
-----------------------------------------------  Receivables  ------------------      Aggregate
Type                                                               Balance        ------------------
                                                                                       Contract
                                                                                      Balance(1)
Lift Truck...................................                              $              %
Machine(2)...................................
Total........................................                              $            100.0%
     __________
     (1)  Percentages may not add to 100.0% due to rounding.
     (2)  Includes Construction Equipment and Paving Equipment.

                                                         S-19

                          Distribution By Industry Application of Financed Equipment

                                                  Number of   Aggregate Contract     Percent of
-----------------------------------------------  Receivables  ------------------      Aggregate
Industry                                                           Balance        -----------------
                                                                                      Contract
                                                                                     Balance(1)
Agriculture, Fishing and Forestry............                              $              %
Construction.................................
Manufacturing................................
Mining.......................................
Transportation/Public Utilities..............
Wholesale Trade..............................
Other(2).....................................
Total........................................                              $            100.0%
     __________
     (1) Percentages may not add to 100.0% due to rounding.
     (2) Other includes Retail, Financial, Insurance and Real Estate, Services and Public Administration.

   As used in the following  table,  variable  frequency  receivables are receivables that have monthly payment schedules but permit the related  obligors to skip or reduce  payments  during certain  specified  months which are predetermined at origination.  The majority of skip or reduced payments on variable  frequency  receivables take place during months  coinciding  with the cash flow patterns of the related  obligors.  Although there can be no assurance that the experience on the variable  frequency  receivables  will be comparable,  Cat Financial has not identified  any cash flow pattern  resulting  from the existence of variable  frequency  receivables in the U.S.  Portfolio.  The depositor  believes  that the pattern of principal  payments on the notes will not be materially  affected by the  inclusion  of variable  frequency  receivables  in the  issuing  entity.  See "The
Receivables Pools -- The Retail Equipment  Financing  Business -- Installment Sale Contracts -- Contract Terms" in
the accompanying prospectus.

                             Distribution of the Receivables by Payment Frequency

                                                  Number of   Aggregate Contract     Percent of
-----------------------------------------------  Receivables  ------------------      Aggregate
Type                                                               Balance        -----------------
                                                                                      Contract
                                                                                     Balance(1)
Monthly Payments.............................                              $              %
Variable Frequency...........................
Total........................................                              $            100.0%
     __________
     (1) Percentages may not add to 100.0% due to rounding.

                                                         S-20

                           Distribution of Receivables by Remaining Contract Balance

                                                  Number of   Aggregate Contract     Percent of
-----------------------------------------------  Receivables  ------------------      Aggregate
Remaining Contract Balance Range                                   Balance        -----------------
                                                                                      Contract
                                                                                     Balance(1)
Up to $25,000................................                              $              %
$25,001 to $50,000...........................
$50,001 to $75,000...........................
$75,001 to $100,000..........................
$100,001 to $125,000.........................
$125,001 to $150,000.........................
$150,001 to $175,000.........................
$175,001 to $200,000.........................
$200,001 to $250,000.........................
$250,001 to $300,000.........................
$300,001 to $350,000.........................
$350,001 to $400,000.........................
$400,001 to $450,000.........................
$450,001 to $500,000.........................
$500,001 to $550,000.........................
$550,001 to $600,000.........................
$600,001 to $1,000,000.......................
Over $1,000,000..............................
Total........................................                              $            100.0%
     __________
     (1) Percentages may not add to 100.0% due to rounding.

                                                         S-21

                                  Geographic Distribution of the Receivables

                                                  Number of   Aggregate Contract     Percent of Aggregate
State(1)                                        Receivables        Balance           Contract Balance(2)
___________________________________________________________________________________________________________

Alabama......................................                              $              %
Alaska.......................................
Arizona......................................
Arkansas.....................................
California...................................
Colorado.....................................
Connecticut..................................
Delaware.....................................
District of Columbia.........................
Florida......................................
Georgia......................................
Hawaii.......................................
Idaho........................................
Illinois.....................................
Indiana......................................
Iowa.........................................
Kansas.......................................
Kentucky.....................................
Louisiana....................................
Maine........................................
Maryland.....................................
Massachusetts................................
Michigan.....................................
Minnesota....................................
Mississippi..................................
Missouri.....................................
Montana......................................
Nebraska.....................................
Nevada.......................................
New Hampshire................................
New Jersey...................................
New Mexico...................................
New York.....................................
North Carolina...............................
North Dakota.................................
Ohio.........................................
Oklahoma.....................................
Oregon.......................................
Pennsylvania.................................
Rhode Island.................................
South Carolina...............................
South Dakota.................................
Tennessee....................................
Texas........................................
Utah.........................................
Vermont......................................
Virginia.....................................
Washington...................................
West Virginia................................
Wisconsin....................................
Wyoming......................................
Total........................................                              $            100.0%

                                                         S-22

     __________
     (1) Based on billing addresses of the related obligors.
     (2) Percentages may not add to 100.0% due to rounding.
      *  Indicates a number less than 0.1% but greater than zero.

                                                         S-23

                       Distribution of Receivables by Manufacturer of Financed Equipment

                                                  Number of   Aggregate Contract  Percent of Aggregate
-----------------------------------------------  -----------  ------------------  -----------------
Manufacturer                                     Receivables       Balance        Contract Balance(1)
Caterpillar Inc.............................                               $              %
Mitsubishi Caterpillar Forklift America Inc.
Other.......................................
Total.......................................                               $            100.0%
      __________
       (1) Percentages may not add to 100.0% due to rounding.
       *  Indicates a number less than 0.1% but greater than zero.

                                         Original Scheduled Cash Flows

                                        Scheduled Reduction                                 Scheduled Reduction
-------------------  -----------------  in Note Value    --------------  -----------------  in Note Value
Distribution Date       Note Value      (1)              Distribution       Note Value      (1)
                                                         Date
Closing Date...                   $     Not Applicable   [___] 20 [__]..              $             $
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
[___] 20 [__]..                                          [___] 20 [__]..
      __________
       (1) The rate of the  reduction of the Note Value  depends  primarily  on the rate of payment  (including prepayments) of the aggregate  Contract  Balance of the receivables.  This table presents  scheduled payments on the receivables and does not reflect  prepayments that may occur. See "Weighted  Average
           Life of the Notes" in this prospectus  supplement for a discussion of various factors  affecting the rate of prepayments of the  receivables.  See also,  Annex II hereto for  information  regarding the
           Original Scheduled Cash Flows for prior securitized pools.

   Unless noted  otherwise,  references to percentages of the receivables  refer to the approximate  percentage of the Initial Pool Balance,  based on the Contract  Balances of the  receivables  as of the cut-off date,  and after giving effect to all payments received prior to the cut-off date.

   Approximately  [_____]% of the receivables  were  installment  sale contracts and the remaining  [_____]% of the  receivables  were  finance  leases.  Approximately  [_____]% of the  receivables  that are finance  leases require the related  obligor to make a mandatory  final payment at the  termination of that finance lease,  and the remaining [_____]% of finance lease receivables have no such requirement.

                                                         S-24

   [_____]% of the receivables  were originated or arranged by the six largest  Caterpillar  dealers:  [_____]%
of the receivables  were originated or arranged by [_____],  a Caterpillar  dealer in  [_____];[_____]%  of the receivables  were  originated  or  arranged  by  [_____],  a  Caterpillar  dealer  in  [_____];[_____]%  of the receivables  were  originated  or  arranged  by  [_____],  a  Caterpillar  dealer  in  [_____];[_____]%  of the receivables  were  originated  or  arranged  by  [_____],  a  Caterpillar  dealer  in  [_____];[_____]%  of the receivables  were  originated  or arranged by [_____],  a  Caterpillar  dealer in [_____];  and [_____]% of the receivables  were  originated or arranged by [_____],  a Caterpillar  dealer in [_____].  No other  Caterpillar dealer originated or arranged more than [_____]% of the receivables.

   No single obligor on the receivables  accounted for more than [_____]% of the  receivables,  and the [_____]
largest obligors accounted for approximately [_____]% of the receivables.

   The amount  financed is  calculated as a percentage of the value of the related  financed  equipment,  which percentage  ranges  generally  from  [_____]% to [_____]% for new  equipment  and from [_____]% to [_____]% for used equipment,  and the maximum amount financed is 100%. No insurance,  guarantee or similar  arrangement will be available to cover  Realized  Losses in the event that the value of the financed  equipment  relating to any
Liquidated Receivable is less than the outstanding Contract Balance for the related receivable.

   For the Receivables  Pool, the aggregate  residual value of the underlying  financed  equipment is less than one percent (1%) of the initial aggregate Contract Balance of the Receivables Pool.

   Some of the  receivables  may be  cross-collateralized,  being  secured  by junior  liens on other  items of equipment  (which may or may not be financed  equipment  securing  receivables  owned by the issuing entity) in addition to first  priority liens on the related  financed  equipment,  and some financed  equipment may secure other  Cat Financial  receivables on a junior basis (which may or may not be  receivables  owned by the issuing entity).  See  "Certain  Legal  Aspects  of the  Receivables  --  Cross-Collateralization"  in  this  prospectus supplement.

Delinquencies, Repossessions and Net Losses

   Set  forth  below  is  information  concerning   Cat Financial's  experience  pertaining  to  delinquencies, repossessions  and net losses on the entire United States  portfolio of installment  sale contracts and finance leases serviced by Cat Financial  (including  receivables sold which  Cat Financial  continues to service) (the
"U.S. ISC Portfolio" and the "U.S. Finance Lease Portfolio," collectively, the "U.S. Portfolio").

   Delinquencies,  repossessions  and net losses on installment  sale contracts and finance leases are affected by economic  conditions  generally.  The level of repossessions and net losses set forth below reflect economic conditions generally and the economic conditions of industries which Cat Financial's customers serve.

   Although  the  depositor  believes  that  the  composition  of the  Receivables  Pool  in the  aggregate  is representative  of the U.S. ISC Portfolio and the U.S. Finance Lease Portfolio,  respectively,  there can be no assurance that the delinquency,  repossession and net loss experience on the issuing entity's  receivables will be comparable to the experience of the U.S.  Portfolio  reflected in the immediately  following  tables or that delinquencies,  repossessions  and net losses in the future will be comparable to those in the past.  Moreover, the amounts  reflected in the  immediately  following  tables have not been adjusted to eliminate the effect of the growth of the U.S. Portfolio.  Accordingly,  the actual  delinquency,  repossession and net loss experience would  be  expected  to be  higher  than  those  shown  in the  immediately  following  tables  for a group  of receivables  isolated at a period of time whose  delinquency,  repossession and net loss experience  showed the activity only for that isolated group over the periods indicated.

   In the following  tables,  amounts and percentages are based on the gross amount of all unpaid  installments of principal and unearned finance charges scheduled to be paid on each contract or lease.

   From time to time, the servicer may modify the terms of certain  delinquent  receivables in accordance  with
Cat Financial's  credit  policies  and  such  receivables  may  not be  considered  to be  "delinquent."  Those modifications include extensions,  restructurings with skip payments,  refinancings,  changes of installment or lease due dates, as specified in the related retail  installment sale contract or finance lease,  reductions of interest rates or lease  payments,  and partial  buyouts.  See "The  Receivables  Pools -- The Retail  Equipment
Financing Business -- Extension/Revision  Procedures" in the accompanying prospectus.  The immediately following tables may reflect delinquent  contracts and leases that have been modified in accordance with  Cat Financial's credit  policies.  In  addition,  a  contract  or lease is no  longer  considered  delinquent  and is no longer included in the U.S. ISC Portfolio or U.S.  Finance Lease  Portfolio,  as applicable,  upon the repossession of its  related  financed  equipment.  See "The  Receivables  Pools -- The Retail  Equipment  Financing  Business --
Repossession/Writeoff  Procedures" in the  accompanying  prospectus.  Moreover,  when a receivable  becomes 120 days  delinquent,  accrual of finance income is usually  suspended,  the collateral may be repossessed  and the account may be designated for litigation, in each case if such actions have not already taken place.

                                                         S-25

   As used in the immediately  following tables, a monthly retail  installment sale contract or lease is deemed to be "31 to 60 Days" or "over 60 Days"  delinquent  if the amount due is not  collected by the last day of the succeeding  month or next succeeding  month,  respectively.  For example,  a payment due any time in January is not  considered  "31 - 60" days past due  unless  the  amount  due  remains  uncollected  on  February  28. The determination  as to whether a receivable  falls into this  category is made as of the close of business on the last business day of each month.  Grace periods and partial payments do not affect these determinations.

                               Delinquency Experience for the U.S. ISC Portfolio
                                             (Dollars In Millions)

                                                             At December 31,
                                       2001               2002                 2003               2004
                                Number              Number              Number             Number
                                  of                  of                  of                  of
                               Contracts Amount    Contracts Amount    Contracts Amount    Contracts Amount
Gross Portfolio...................          $                   $                   $                   $
Delinquency:
  31 - 60 Days....................          $                   $                   $                   $
  over 60 Days....................          $                   $                   $                   $
Total Delinquencies...............          $                   $                   $                   $
Total Delinquencies as a
 Percent of the Gross              %
 Portfolio........................              %      %            %      %            %      %            %

                          Delinquency Experience for the U.S. Finance Lease Portfolio
                                             (Dollars In Millions)

                                                         At December 31,
                                   2001                  2002                 2003                  2004
                              Number              Number               Number              Number
                                of                  of                   of                   of
                             Contracts Amount    Contracts   Amount   Contracts   Amount   Contracts   Amount
Gross Portfolio............                $                    $                    $                     $
Delinquency:
  31 - 60 Days.............                $                    $                    $                     $
  over 60 Days.............                $                    $                    $                     $
Total Delinquencies........                $                    $                    $                     $
Total Delinquencies as a
  Percent of the Gross
Portfolio..................     %        9%         %          %         %          %         %          %

   In the immediately following tables --

o       repossessions  represent  all unpaid  principal  and  finance  charges  accrued but not  collected  for contracts or leases repossessed and either terminated or in inventory;

o       liquidations  represent a reduction in the outstanding  balances of the contracts or leases as a result of cash payments and charge-offs; and

o       net losses are equal to the aggregate  amount of principal and finance charges accrued on all contracts or leases which are determined to be uncollectible plus repossession expenses less --

o       in the case of  repossessed  (but  not  liquidated)  financed  equipment,  the  estimated  proceeds  of liquidation of that equipment, and

o       in the case of liquidated financed equipment, the actual proceeds of liquidation of that equipment.

   The net loss figures shown in the immediately  following tables with respect to financed  equipment which is repossessed  in one calendar year and sold in another is estimated  and  adjusted.  The net losses for the year of  repossession  include  Cat Financial's  estimate  of losses  after  giving  effect to its  estimate  of the liquidation  proceeds.  In any subsequent year in which  liquidation  proceeds are actually  received,  the net loss figure for that year is --

o       increased to reflect the amount by which actual liquidation proceeds are less than that estimate, or

o       decreased to reflect the amount by which actual liquidation proceeds exceed that estimate.

   The net loss figures shown in the  immediately  following  tables also reflect  payments made by Caterpillar dealers  on a limited  number of the  contracts  which  provide  for  recourse  to the  related  dealer.  For a description  of such  receivables,  see "The  Receivables  Pools -- The Retail  Equipment  Financing  Business --
Dealer  Agreements"  in the  accompanying  prospectus,  "Certain  Legal  Aspects  of the  Receivables  -- Dealer
Recourse Receivables" in this prospectus  supplement and "Risk  Factors-Bankruptcy of Cat Financial or a dealer could result in delays in payment or losses on the notes" in the accompanying prospectus.

                                                         S-26

                          Credit Loss/Repossession Experience for the U.S. ISC Portfolio
                                             (Dollars In Millions)
                                                                                            ecember 31,
                                                                                Year Ended D
                                      2000        2001       2002        2003       2004
Average Gross Portfolio
Outstanding                        $
----------------------------------
  During the Period.......................     $          $           $          $
Repossessions as a Percent of
Average                                %
  Gross Portfolio Outstanding.............         %          %           %          %
Net Losses as a Percent of             %
Liquidations..............................         %          %           %          %
Net Losses as a Percent of
Average                                %
  Gross Portfolio Outstanding.............         %          %           %          %

                   Credit Loss/Repossession Experience for the U.S. Finance Lease Portfolio
                                             (Dollars In Millions)

                                   --------------------------------------------------------
                                                   Year Ended December 31,
                                      2000       2001       2002        2003       2004
Average Gross Portfolio
Outstanding                        $
  During the Period.......................    $          $           $          $
Repossessions as a Percent of
Average                                %
  Gross Portfolio Outstanding.............        %          %           %          %
Net Losses as a Percent of             %
Liquidations..............................        %          %           %          %
Net Losses as a Percent of
Average                                %
  Gross Portfolio Outstanding.............        %          %           %          %

Static Pool Data

   Current  static pool data with respect to  receivables  from the U.S.  Portfolio  that have been included in prior  securitized  pools is set forth on Annex II  hereto (the "Static Pool  Data").  Information  included in the Static Pool Data with  respect to any prior  securitized  pool  established  prior to January 1, 2006 shall not be deemed  to be part of this  prospectus  supplement,  the  accompanying  prospectus  or the  registration statement.

   Although the depositor  believes that the composition of the  receivables  reflected in the Static Pool Data is representative of the U.S.  Portfolio,  there can be no assurance that the prepayment rate,  delinquency and net loss  experience on the issuing  entity's  receivables  will be  comparable to the  experience of the prior securitized pools reflected in the Static Pool Data or that prepayment  rates,  delinquencies and net losses in the future will be comparable to those in the past.

   From time to time, the servicer may modify the terms of certain  delinquent  receivables in accordance  with
Cat Financial's  credit  policies  and  such  receivables  may  not be  considered  to be  "delinquent."  Those modifications include extensions,  restructurings with skip payments,  refinancings,  changes of installment or lease due dates, as specified in the related retail  installment sale contract or finance lease,  reductions of interest rates or lease  payments,  and partial  buyouts.  See "The  Receivables  Pools -- The Retail  Equipment
Financing Business -- Extension/Revision  Procedures" in the accompanying  prospectus.  The Static Pool Data may reflect  delinquent  contracts  and leases that have been modified in accordance  with  Cat Financial's  credit policies.  In addition,  a contract or lease is no longer  considered  delinquent and is no longer  included in the U.S. ISC Portfolio or U.S.  Finance Lease  Portfolio,  as applicable,  upon the repossession of its related
financed   equipment.   See  "The   Receivables   Pools  --  The   Retail   Equipment   Financing   Business   --
Repossession/Writeoff  Procedures"  in the  accompanying  prospectus  Moreover,  when a receivable  becomes 120 days  delinquent,  accrual of finance income is usually  suspended,  the collateral may be repossessed  and the account may be designated for litigation, in each case if such actions have not already taken place.

   As used in the Static Pool Data, a monthly  retail  installment  sale  contract or lease is deemed to be "31 to 60  Days",  "61 to 90  Days",  "90 to 120  Days" or "over 120  Days"  delinquent  if the  amount  due is not collected by the last day of the  succeeding  month or next  succeeding  month,  respectively.  For example,  a payment  due any time in January  is not  considered  "31 - 60" days past due  unless  the  amount due  remains uncollected on February 28. The  determination  as to whether a receivable  falls into this category is made as of the close of business on the last  business  day of each month.  Grace  periods and partial  payments do not affect these determinations.

                                                         S-27

Billing and Payment Procedures

   Each receivable in the Receivables  Pool generally  requires  monthly  payments to be made no later than the same numerical day of the month as the  origination  date. In most cases,  the servicer sends monthly  invoices to the  obligors.  In some cases,  the  obligors are provided  with coupon  books  annually,  and, in most such cases, no invoices are sent separately.  Obligors may elect for monthly  payments to be deducted  automatically from deposit  accounts and may make payments by various means,  including online  transfers,  phone payment and money order,  although an additional fee may be charged for these payment  methods.  See "The Retail  Equipment
Financing  Business  --  Installment  Sale  Contracts  -- Contract  Term" in the  accompanying  prospectus  for a discussion  of  qualifying  obligors'  ability  to  select  a  "skip  payments  schedule"  under  some  of  the receivables.

Custodial Arrangements

   Each receivables  file will contain the single original related  installment sale contract or finance lease, as represented by  Cat Financial  in the purchase  agreement.  [_____] will act as custodian (in such capacity, the "custodian") of the receivables  files for the depositor,  the owner trustee and the indenture  trustee and will take  possession  of the  receivables  files within thirty days of the closing  date.  Cat Financial  will indicate on its computer  records that the receivables  have been sold to the depositor and by the depositor to the  issuing  entity.  Cat Financial  will not stamp the  physical  receivables  files to reflect  the sale and assignment of the receivables to the issuing  entity.  See "Risk Factors -- The notes may suffer losses if other liens have priority over the lien of the indenture" in the accompanying prospectus.

   The custodian will hold the  receivables  files in one of its fireproof file cabinets,  which are located in
Las Vegas,  Nevada.  The  receivables  files are segregated  from similar files held by the custodian on behalf of other entities by their physical  location.  The custodian uses an electronic  tracking  system to track the location of, and owner or secured  party with respect to, each file that it holds as  custodian,  including the receivables files held on behalf of the indenture trustee.

Underwriting Standards

   Each  receivable  in the  Receivables  Pool was  originated  generally in accordance  with the  underwriting criteria and  standards  of  Cat Financial  as  described  under "The  Receivables  Pools" in the  accompanying prospectus.

Additional Information

    A current  report on Form 8-K will be available  to  purchasers  of the offered  notes and will be filed by the Issuing  Entity,  in its own name,  together with the indenture and the transfer and servicing  agreements, with the  Securities  and Exchange  Commission  within  fifteen days after the initial  issuance of the offered notes.

                                      WEIGHTED AVERAGE LIFE OF THE NOTES

   Information  regarding  certain  maturity  and  prepayment  considerations  with respect to the notes is set forth under "Weighted  Average Life of the Notes" in the  accompanying  prospectus.  The Class A-2  noteholders will not receive any principal  payments until the Class A-1 Notes are paid in full. The Class A-3  noteholders will  not  receive  any  principal  payments  until  the  Class A-2  Notes  are  paid in  full.  The  Class A-4 noteholders  will not receive any principal  payments  until the Class A-3  Notes are paid in full. The Class B noteholders  will not  receive  any  principal  payments  until  the  Class A-4  Notes  are  paid in full.  See
"Description  of the Notes -- The Class A-2  Notes,  the Class A-3  Notes,  the Class A-4  Notes and the Class B
Notes -- Payments Of Principal" in this prospectus supplement.

   No  principal  payments  on the  Class B  Notes  will be made  prior to the  distribution  date on which the principal  amounts of the  Class A  Notes have been  reduced to zero.  See  "Description  of the  Transfer  and
Servicing  Agreements --  Distributions"  and "-- Reserve Account" in this prospectus  supplement.  Following the occurrence and during the  continuation of an event of default  relating to default in the payment of principal or  default  for  five  days  or more in the  payment  of  interest  on any  note  which  has  resulted  in the acceleration  of the  notes,  the  Class A  noteholders  will  be  entitled  to be  paid  in  full  before  any distributions  of interest or principal may be made to the Class B  noteholders.  Following  the  occurrence of any other event of default which has resulted in an  acceleration  of the notes,  interest on the Class A Notes and  interest  on the  Class B  Notes  must be paid on each  distribution  date  prior to the  distribution  of principal on the Class A Notes on that distribution date.

                                                         S-28

   The  rate of  payment  of  principal  of the  notes  depends  primarily  on the rate of  payment  (including prepayments) of the aggregate  Contract  Balance of the  receivables.  Final payment of each class of the notes could  occur  significantly  earlier  than their final  scheduled  distribution  dates.  The  servicer  will be permitted  to extend the final  scheduled  payment date of a  receivable;  provided,  however,  if the servicer extends the final scheduled  payment date of a receivable  beyond the Final Maturity Date, the servicer will be obligated to purchase  that  receivable  from the issuing  entity.  Further,  the servicer will be permitted to refinance an existing receivable for the related obligor, so long as --

o       the proceeds of that refinancing would be used to prepay that existing receivable in full, and

o       the related  obligor  executes a new  installment  sale  contract or finance lease with respect to that receivable.

   The purchase or  refinancing  of a receivable by the servicer will result in the  prepayment of the Contract
Balance of that  receivable to the issuing entity and may result in the reduction of the weighted  average life of the notes.  Any  extensions  of  receivables  which do not result in the  purchase by the  servicer of those receivables may lengthen the weighted  average  remaining term of the receivables and the weighted average life of the notes. See  "Description of the Transfer and Servicing  Agreements -- Sale and Assignment of Receivables"
in this  prospectus  supplement  and in the  accompanying  prospectus and "The  Receivables  Pools -- The Retail
Equipment  Financing  Business --  Extension/Revision  Procedures" in the accompanying  prospectus.  Noteholders will bear the risk of being able to  reinvest  principal  payments of the notes at yields at least equal to the yield on their notes.

   The following  information is given solely to illustrate  the effect of  prepayments  of the  receivables on the weighted  average life of the notes under the stated  assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

   Prepayments  on  installment  sale  contracts  and finance  leases can be measured  relative to a prepayment standard  or model.  The model  used in this  prospectus  supplement  is based on a  constant  prepayment  rate
("CPR").  CPR is  determined  by the  percentage  of principal  outstanding  at the  beginning of a period that prepays  during that period,  stated as an annualized  rate.  The CPR  prepayment  model,  like any  prepayment model,  does not purport to be either an historical  description  of  prepayment  experience or a prediction of the anticipated rate of prepayment.

   The tables on pages  S-[__],  S-[__]  and S-[__]  have been  prepared  on the basis of certain  assumptions, including that:

o       all of the receivables have an APR of [_____]%;

o       the initial Note Value is equal to $[_____];

o       the receivables prepay in full at the specified monthly CPR, with no defaults, losses or repurchases;

o       each scheduled  payment on the receivables is made on the last day of each  collection  period and each collection period has 30 days;

o       distributions on the notes and certificates are made on each  distribution  date in accordance with the description set forth under  "Description of the Transfer and Servicing  Agreement -- Distributions"  in
        this prospectus supplement;

o       the closing date is [_____], 20__;

o       the balance in the reserve account on each  distribution date is equal to the Specified Reserve Account
        Balance;

o       Cat Financial is the servicer; and

o       there are no reinvestment earnings on the reserve account.

   The tables  indicate the  projected  weighted  average life of each class of notes and set forth the percent of the initial  principal  amount of each class of notes that is projected to be outstanding  after each of the distribution dates shown at various CPR percentages.

   The information  included in the following tables represents  forward-looking  statements and involves risks and  uncertainties  that could cause  actual  results to differ  materially  from those in the  forward-looking statements.  The actual  characteristics  and performance of the  receivables  will differ from the assumptions used in  constructing  the tables on this page and the following page. The  assumptions  used are  hypothetical and have been  provided  only to give a general  sense of how the  principal  cash  flows  might  behave  under varying  prepayment  scenarios.  For  example,  it is highly  unlikely  that the  receivables  will prepay at a constant CPR until maturity or that all of the receivables will prepay at the same CPR.  Moreover,  the diverse terms of receivables  could produce slower or faster  principal  distributions  than indicated on the tables at the various  CPRs  specified.  Any  difference  between such  assumptions  and the actual  characteristics  and performance of the receivables will affect the percentages of initial principal  amounts  outstanding over time and the weighted average lives of the notes.

                                                         S-29

                             Weighted Average Life of the Notes and Percentage of
                              Initial Principal Amount at Various CPR Percentages

                                                 Class A-1 Notes                 Class A-2 Notes
Distribution Date                         0%    10%    14%   19%    24%   0%     10%   14%   19%    24%
Closing Date...........................  100%  100%   100%  100%   100%  100%   100%   100% 100%   100%
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
Weighted   Average   Life  to   Maturity
(years)(1)............                   [___] [___]  [___] [___]  [___] [___]  [___] [___] [___]  [___]
Weighted    Average    Life    to   Call
(years)(1)(2).........                   [___] [___]  [___] [___]  [___] [___]  [___] [___] [___]  [___]
__________
  (1)The weighted  average life of a Class A-1  Note or Class A-2 Note is determined  by: (a)  multiplying  the amount of each principal  payment on the applicable  note by the number of years from the date of issuance of such note to the related  distribution  date,  (b) adding the results,  and (c) dividing the sum by the related initial principal amount of such note.
  (2)This  calculation  assumes  that the servicer  exercises  its option to purchase  the  receivables  on the earliest permitted distribution date.

  This table has been prepared based on the  assumptions  provided on page S-[___]  (including the  assumptions regarding  the  characteristics  and  performance  of the  receivables,  which  will  differ  from  the  actual characteristics and performance thereof) and should be read in conjunction therewith.

                                                         S-30

                             Weighted Average Life of the Notes and Percentage of
                              Initial Principal Amount at Various CPR Percentages

                                                  Class A-3 Notes                 Class A-4 Notes
Distribution Date                          0%     10%    14%   19%   24%   0%     10%   14%   19%    24%
Closing Date...........................    100%  100%   100%  100%  100%  100%   100%  100%  100%   100%
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
[_____] 20__...........................
Weighted Average Life to Maturity
(years)(1).............................   [___]  [___]  [___] [___] [___] [___]  [___] [___] [___]  [___]
Weighted    Average    Life    to    Call
(years)(1)(2)..........................   [___]  [___]  [___] [___] [___] [___]  [___] [___] [___]  [___]
   __________
   *  Indicates a number less than 0.5% but greater than zero.
   (1)The weighted  average life of a Class A-3 Note or Class A-4 Note is determined  by: (a)  multiplying  the amount of each principal  payment on the applicable note by the number of years from the date of issuance of such note to the related  distribution date,  (b) adding the results,  and (c) dividing the sum by the related initial principal amount of such note.
   (2)This  calculation  assumes that the servicer  exercises  its option to purchase  the  receivables  on the earliest permitted distribution date.

  This table has been prepared based on the  assumptions  provided on page S-[___]  (including the  assumptions regarding  the  characteristics  and  performance  of the  receivables,  which  will  differ  from  the  actual characteristics and performance thereof) and should be read in conjunction therewith.

                                                         S-31

                             Weighted Average Life of the Notes and Percentage of
                              Initial Principal Amount at Various CPR Percentages

                                                   Class B Notes
Distribution Date                          0%     10%    14%   19%   24%
Closing Date...........................    100%  100%   100%  100%  100%
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100   100
[_____] 20__...........................    100   100    100   100    95
[_____] 20__...........................    100   100    100   100    75
[_____] 20__...........................    100   100    100    84    57
[_____] 20__...........................    100   100     95    66    42
[_____] 20__...........................    100   100     77    51    30
[_____] 20__...........................    100    82     61    38    20
[_____] 20__...........................    100    64     45    26     9
[_____] 20__...........................     96    45     30    13     0
[_____] 20__...........................     69    28     15     1     0
[_____] 20__...........................     45    12      2     0     0
[_____] 20__...........................     24     0      0     0     0
[_____] 20__...........................      5     0      0     0     0
[_____] 20__...........................      0     0      0     0     0
Weighted Average Life to Maturity
(years)(1).............................    [__]   [__]  [__]  [__]  [__]
Weighted    Average    Life    to    Call
(years)(1)(2)..........................    [__]   [__]  [__]  [__]  [__]
   __________
   (1)The  weighted  average  life of a Class B  Note is  determined  by:  (a)  multiplying  the amount of each principal  payment on the  applicable  note by the number of years from the date of issuance of such note to the related  distribution  date,  (b) adding  the  results,  and (c)  dividing  the sum by the related initial principal amount of such note.
   (2)This  calculation  assumes that the servicer  exercises  its option to purchase  the  receivables  on the earliest permitted distribution date.

  This table has been prepared based on the  assumptions  provided on page S-[__]  (including  the  assumptions regarding  the  characteristics  and  performance  of the  receivables,  which  will  differ  from  the  actual characteristics and performance thereof) and should be read in conjunction therewith.

                                                         S-32

                                           AMOUNTS OUTSTANDING ON THE NOTES

   Pursuant to the indenture,  the noteholders of record will receive  monthly reports  concerning the payments received on the  receivables,  the Pool  Balance,  the pool  factor for each class of notes and  various  other items of information.

   The "pool  factor" for each class of notes is a  seven-digit  decimal  which the servicer  will compute each month  indicating  the  remaining  outstanding  principal  amount  of that  class of  notes  as of the  related distribution  date -- after giving  effect to payments to be made on that  distribution  date -- as a fraction of the  initial  outstanding  principal  balance of that class of notes.  The pool  factor for each class of notes will be 1.0000000 as of the closing date.

   The pool factors  will  decline over time to reflect  reductions  in the  outstanding  principal  amounts of notes.  The  principal  amounts  of the notes  will  decline as a result of  scheduled  payments,  prepayments, purchases of the receivables by the depositor or the servicer and liquidations of the receivables.

   The outstanding principal amount of any class of notes at any time will be the product of --

o       the original denomination of that note; and

o       the current pool factor for that class of notes.

                                                USE OF PROCEEDS

   The  issuing  entity  will  issue  the notes and the  certificates  to the  depositor  in  exchange  for the receivables  transferred by the depositor pursuant to the sale and servicing  agreement.  The net proceeds from the sale of notes  will be  applied to the  purchase  of the  receivables  from  Cat Financial  and to make the depositor's initial deposit to the reserve account.

                                           DESCRIPTION OF THE NOTES

General

   The issuing  entity will issue the notes under the  indenture,  a form of which has been filed as an exhibit to the  Registration  Statement.  We  will  file a copy of the  indenture  with  the  Securities  and  Exchange
Commission  following  the  issuance  of the  notes.  The  following,  as well as other  pertinent  information included elsewhere in this prospectus  supplement and in the accompanying  prospectus,  summarizes the material terms of the notes and the  indenture.  The  summary is not  complete  and is  qualified  by  reference  to the provisions of the notes and the indenture.  The following  summary  supplements  the description of the general terms and provisions of the notes of any given series and the related  indenture set forth in the  accompanying prospectus.

The Class A-1 Notes

   Payments of Interest.  The Class A-1 Notes will  constitute  Fixed Rate Notes, as that term is defined under
"Certain Information  Regarding the Notes -- Fixed Rate Notes" in the accompanying  prospectus.  Interest on the principal  amount of the  Class A-1  Notes will accrue at the rate of [_____]% per annum (the  "Class A-1  Note rate"),  calculated  on the basis of a 360-day  year and the actual  number of days  elapsed.  Interest  on the outstanding  principal  amount  of the  Class A-1  Notes  will  accrue  from  and  including  the  most  recent distribution date on which interest has been paid (or, in the case of the initial  distribution  date, from and including  the  closing  date) to but  excluding  the  following  distribution  date and will be payable to the
Class A-1 noteholders monthly on each distribution date commencing [_____], 20__.

   Interest  accrued  as of any  distribution  date but not paid on that  distribution  date will be due on the next  distribution  date,  together  with  interest,  to the extent  permitted  by law,  on that  amount at the
Class A-1  Note rate.  Interest  payments  on the  Class A-1  Notes will be  generally  derived  from the Total
Distribution  Amount  remaining  after  the  payment  of the  Servicing  Fee and the  administration  fee,  and including  amounts  on  deposit  in the  reserve  account.  See  "Description  of the  Transfer  and  Servicing
Agreements -- Distributions" and "-- Reserve Account" in this prospectus supplement.

   If the  amount  of  interest  on the  principal  amount of all  classes  of  Class A  notes  payable  on any distribution  date exceeds the Total  Distribution  Amount remaining after the payment of the Servicing Fee and the administration fee --

o          the issuing entity will pay the Class A-1  noteholders their ratable share (based upon the total amount of interest due to the Class A-1 noteholders,  the Class A-2 noteholders,  the Class A-3 noteholders and the Class A-4  noteholders) of the amount  available to be distributed in respect of interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes; and

o          the issuing entity will pay each Class A-1  noteholder its ratable share (based on the principal amount of its  Class A-1  Note and the total amount  distributable  to the Class A-1  noteholders)  of that amount.

                                                         S-33

   The term  "distribution  date" shall mean the 25th day of each calendar  month or, if any such date is not a business day, on the next succeeding business day.

   Payments of Principal.  The issuing  entity will make  principal  payments to the Class A-1  noteholders  on each  distribution date in an amount generally equal to the Principal  Distribution  Amount until the principal balance of the  Class A-1  Notes is  reduced to zero.  The  issuing  entity  will  generally  derive  principal payments on the Class A-1 Notes from the Total Available Amount remaining after --

o       payment of the Servicing Fee;

o       payment of the administration fee;

o       payment of the Noteholders' Interest Distributable Amount; and

o       with respect to payment of the Regular  Principal  Distribution  Amount,  after the required deposit to the reserve account.

In addition,  solely on the Class A-1  Note final  scheduled  distribution  date,  the issuing  entity will, if necessary,  make principal  payments on the Class A-1  Notes from the amount on deposit in the reserve  account remaining  after the  payment of the  Noteholders'  Interest  Distributable  Amount.  See  "Description  of the
Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" in this prospectus supplement.

   Other than  distributions  of the First  Priority  Principal  Distribution  Amount,  if any,  and the Second
Priority  Principal  Distribution  Amount, if any, the issuing entity will not make  distributions with respect to principal on the  Class A-1  Notes until the issuing  entity has paid all interest due on the notes in full.
The issuing entity will pay the  outstanding  principal  amount,  if any, of the Class A-1 Notes in full on the
Class A-1 Note final scheduled  distribution date from funds available  therefor  (including amounts on deposit in the reserve account).

The Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and Class B Notes

   Payments of Interest.  The Class A-2  Notes,  the Class A-3 Notes, the Class A-4 Notes and the Class B Notes
will  constitute  Fixed Rate Notes,  as that term is defined under "Certain  Information  Regarding the Notes --
Fixed Rate Notes" in the  accompanying  prospectus.  Interest on the principal  amount of the  Class A-2  Notes will accrue at the rate of [_____]% per annum (the  "Class A-2  Note rate").  Interest on the principal  amount of the Class A-3 Notes will accrue at the rate of [_____]% per annum (the  "Class A-3 Note rate").  Interest on the  principal  amount of the  Class A-4  Notes will accrue at the rate of [_____]%  per annum (the  "Class A-4
Note  rate").  Interest on the  principal  amount of the Class B  Notes will accrue at the rate of [_____]% per annum (the "Class B Note rate").  Interest on the Class A-2  Notes,  the Class A-3  Notes,  the Class A-4 Notes
and the Class B Notes will be calculated  on the basis of a 360-day year of twelve 30-day  months.  Interest on the outstanding  principal  amount of the Class A-2  Notes,  the Class A-3  Notes,  the Class A-4 Notes and the
Class B  Notes will in each case  accrue  from and  including  the 25th day of the month  prior to the  current distribution  date (or, in the case of the initial  distribution  date, from and including the closing date) to but excluding the 25th day of the month of the current  distribution  date and will be payable to the Class A-2 noteholders,  the Class A-3 noteholders,  the Class A-4 noteholders and the Class B noteholders,  respectively, monthly on each distribution date commencing [_____], 20__.

   Interest accrued on any class of notes as of any distribution  date but not paid on that  distribution  date will be due on the next  distribution  date together  with  interest,  to the extent  permitted by law, on that amount at the interest rate  applicable to that class of notes.  Interest on the Class B Notes will not be paid on any  distribution  date until  interest  payments on the Class A  Notes have been paid in full and the First
Priority  Principal  Distribution  Amount,  if any, has been deposited in the Principal  Distribution  Account.
Interest  payments on the Class A-2  Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will generally be derived from the Total Available  Amount  remaining after the payment of the Servicing Fee and the administration  fee and,  in the case of the Class B  Notes,  payments  of the  Class A  Noteholders'  Interest
Distributable  Amount and the deposit of the First Priority  Principal  Distribution  Amount into the Principal
Distribution  Account,  and in each case from amounts on deposit in the reserve  account.  See  "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Reserve Account" in this prospectus supplement.

   If the amount of  interest on the  principal  amounts of all classes of Class A  notes  payable  exceeds the
Total Distribution Amount remaining after payment of the Servicing Fee and the administration fee --

o          the  issuing  entity  will  pay each of the  Class A-1  noteholders,  the  Class A-2  noteholders,  the
           Class A-3  noteholders  and the  Class A-4  noteholders  their  ratable  share (based upon the total amount of interest due to the  Class A-1  noteholders,  the  Class A-2  noteholders,  the  Class A-3 noteholders and the Class A-4  noteholders) of the amount  available to be distributed in respect of interest on the Class A-1  Notes,  the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;
           and

                                                         S-34

o          the  issuing  entity  will pay each  Class A-2  noteholder,  Class A-3  noteholder  and each  Class A-4 noteholder  its ratable share (based on the principal  amount of its Class A-2  Note,  its Class A-3
           Note or its Class A-4  Note and the total amount  distributable  to the Class A-2  noteholders,  the
           Class A-3 noteholders or the Class A-4 noteholders) of that amount.

In that event, the Class B noteholders will not receive any payments of interest on that distribution date.

   In  addition,  following  the  occurrence  and during the  continuation  of an event of default  relating to default in the  payment of  principal  or default  for five days or more in the payment of interest on any note which has resulted in the  acceleration of the notes,  the Class A  noteholders  will be entitled to be paid in full before any  distributions of interest or principal may be made to the Class B  noteholders.  Following the occurrence of any other event of default which has resulted in an  acceleration  of the notes,  interest on the
Class A  Notes  and  interest  on the  Class B  Notes  must  be paid on each  distribution  date  prior  to the distribution of principal on the Class A Notes on that distribution date.

   Payments of  Principal.  So long as no event of default has occurred and is  continuing  and the maturity of the  notes has not been  accelerated,  the  issuing  entity  will  make  principal  payments  to the  Class A-2 noteholders on each  distribution  date on and after the  distribution  date on which the Class A-1  Notes have been paid in full in an amount equal to the difference between:

o          the Principal Distribution Amount; and

o          the portion,  if any, of the Principal  Distribution  Amount paid in respect of the Class A-1  Notes on that distribution date.

   So long as no event of default has  occurred  and is  continuing  and the maturity of the notes has not been
accelerated,   the  issuing  entity  will  make  principal  payments  to  the  Class A-3  noteholders  on  each distribution  date on and after the  distribution  date on which the Class A-1  Notes and the  Class A-2  Notes have been paid in full in an amount equal to the difference between:

o          the Principal Distribution Amount; and

o          the portion,  if any, of the Principal  Distribution  Amount paid in respect of the Class A-1 Notes and the Class A-2 Notes on that distribution date.

   So long as no event of default has  occurred  and is  continuing  and the maturity of the notes has not been
accelerated,   the  issuing  entity  will  make  principal  payments  to  the  Class A-4  noteholders  on  each distribution  date on and after the  distribution  date on which the Class A-1  Notes,  the Class A-2 Notes and the Class A-3 Notes have been paid in full in an amount equal to the difference between:

o          the Principal Distribution Amount; and

o          the portion,  if any, of the Principal  Distribution Amount paid in respect of the Class A-1 Notes, the
           Class A-2 Notes and the Class A-3 Notes on that distribution date.

   After the occurrence of an event of default and the  acceleration of the maturity of the notes,  the issuing entity will make principal  payments to the Class A-2 noteholders,  the Class A-3 noteholders and the Class A-4 noteholders  ratably  according to the amounts due and payable on the Class A-2 Notes,  the Class A-3 Notes and the Class A-4 Notes,  on and after the  distribution  date on which the Class A-1 Notes have been paid in full, in the amount  described  herein under the heading  "Description  of the Transfer  and  Servicing  Agreements -
Distributions" in this prospectus supplement.

   The issuing entity will generally  derive  principal  payments on the Class A-2  Notes,  the Class A-3 Notes and the Class A-4 Notes from the Total Available  Amount  remaining after the payment of the Servicing Fee, the administration  fee, the Noteholders'  Interest  Distributable  Amount, and, solely on the Class A-2 Note final scheduled  distribution  date,  the Class A-3  Note final  scheduled  distribution  date and the Class A-4 Note final scheduled distribution date, respectively, from amounts on deposit in the reserve account.

   The issuing entity will make principal  payments to the Class B  noteholders on each distribution date on or after the  distribution  date on which the Class A Notes are paid in full in an amount equal to the  difference between:

o          the Principal Distribution Amount; and

o          the portion, if any, of the Principal  Distribution Amount paid in respect to the Class A Notes on that distribution date.

   The  issuing  entity  will  generally  derive  principal  payments  on the  Class B  Notes  from  the  Total
      Distribution Amount remaining after --

o          payment of the Servicing Fee;

o          payment of the administration fee; and

                                                         S-35

o          payment of the Class A Noteholders'  Interest  Distributable  Amount, the Class B Noteholders' Interest
           Distributable  Amount and the portion of the  Principal  Distribution  Amount paid in respect of the
           Class A Notes on that distribution date.

   In addition,  solely on the Class B Note final  scheduled  distribution  date,  the issuing entity will make principal  payments  on the  Class B  Notes  from  amounts  on  deposit in the  reserve  account.  The  Class B noteholders will not receive any principal payments until the Class A Notes have been paid in full.

   The issuing entity will pay the  outstanding  principal  amount,  if any, of the Class A-2  Notes in full on the Class A-2  Note final  scheduled  distribution  date from the  available  funds  (including  any amounts on deposit in the reserve account,  if necessary).  The issuing entity will pay the outstanding  principal amount, if any,  of the  Class A-3  Notes in full on the  Class A-3  Note final  scheduled  distribution  date from the available funds  (including any amounts on deposit in the reserve  account,  if necessary).  The issuing entity will pay the outstanding  principal  amount, if any, of the Class A-4 Notes in full on the Class A-4 Note final scheduled  distribution  date from the  available  funds  (including  any  amounts on  deposit  in the  reserve account,  if necessary).  The issuing entity will pay the outstanding  principal amount, if any, of the Class B
Notes in full on the Class B Note final scheduled  distribution  date from the available  funds  (including any amounts on deposit in the reserve account, if necessary).

   Optional  Prepayment.  The issuing  entity will prepay the  Class A-4  Notes and the Class B Notes in whole, but not in part, at the Class A-4 Note prepayment  price and the Class B Note prepayment  price,  respectively, described  below on any  distribution  date on which the  servicer  has  exercised  its option to purchase  the receivables  from the issuing  entity.  The servicer has the option to purchase the  receivables  at a purchase price at least equal to the unpaid  principal  amount of the Class A-4 Notes and the Class B Notes plus accrued and unpaid interest on the Class A-4 Notes and the Class B Notes on any distribution date on which --

o       the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full; and

o       the Note Value has been reduced to 10% or less of the Initial Note Value.

   The prepayment  price for the Class A-4 Notes will be equal to the unpaid  principal amount of the Class A-4
Notes,  plus accrued but unpaid  interest  thereon at the Class A-4 Note rate plus, to the extent  permitted by law,  interest on any past due interest at the Class A-4 Note rate. The prepayment  price for the Class B Notes will be equal to the unpaid  principal  amount of the Class B Notes,  plus accrued but unpaid interest  thereon at the  Class B  Note rate plus,  to the extent  permitted  by law,  interest  on any past due  interest at the
Class B  Note  rate.  See  "Description  of  the  Transfer  and  Servicing  Agreements  --  Termination"  in the
accompanying prospectus.

   The Indenture  Trustee.  [_____] is the indenture trustee under the indenture.  [_____] is a [_____] and its corporate  trust  office is located at [_____].  In  addition,  in the  ordinary  course of its  business,  the indenture  trustee and its  affiliates  have  engaged  and may in the future  engage in  commercial  banking or financial advisory transactions with Cat Financial and its affiliates.

The Indenture

   Events of Default;  Rights upon Event of Default.  Pursuant to the Trust  Indenture Act of 1939, as amended, the  indenture  trustee may be deemed to have a conflict  of interest  and be required to resign as trustee for either  the  Class A  Notes  or  the  Class B  Notes  if  a  default  occurs  under  the  indenture.  In  these circumstances,  the  indenture  will  provide for a successor  trustee to be  appointed  for one or both of the
Class A  Notes and Class B  Notes,  in order that there be separate  trustees for each of the Class A Notes and the Class B Notes.

   So long as any amounts remain unpaid with respect to the Class A Notes,  only the indenture  trustee for the
Class A  noteholders  will have the right to  exercise  remedies  under the  indenture.  However,  the  Class B noteholders  will be entitled to their share of any proceeds of enforcement,  subject to the  subordination  of the  Class B  Notes  to the  Class A  Notes as  described  in this  prospectus  supplement.  Only  the  Class A noteholders  will have the  right to  direct or  consent  to any  action  to be  taken,  including  sale of the receivables, until the Class A Notes are paid in full.

   Upon  repayment of the Class A  Notes in full,  all rights to exercise  remedies  under the  indenture  will transfer to the trustee for the Class B Notes. Any resignation of the original  indenture  trustee as described above  with  respect to any class of notes will  become  effective  only upon the  appointment  of a  successor trustee for that class of notes and that successor's acceptance of that appointment.

                                        DESCRIPTION OF THE CERTIFICATES

   The  issuing  entity  will issue the  certificates  pursuant  to the trust  agreement.  The  depositor  will initially  retain the entire  principal amount of the  certificates.  The certificates  will not be entitled to distributions of interest.

                                                         S-36

   Distributions  of principal on the  certificates  will be subordinate in priority of payment to interest and principal  due on the notes to the extent  described  in this  prospectus  supplement.  Funds on deposit in the reserve account will not be available to cover payments with respect to the certificates.

Residual Cash Flows

   After all payments  owing to the  noteholders  have been made pursuant to the indenture and the transfer and servicing  agreements,  the  certificateholders  will be entitled  to retain any excess or residual  cash flows generated by the  Receivables  Pool.  The issuing  entity will issue the  certificates  to the depositor on the closing  date.  Pursuant to the terms of the trust  agreement,  the  depositor  may sell the  certificates,  in whole  but not in  part.  The  Certificateholders  do not  have  any  rights  to  alter  the  structure  of the transaction described herein.

                             DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

   The following,  as well as other  information  included  elsewhere in this prospectus  supplement and in the accompanying  prospectus,  summarizes  the material  terms of the sale and  servicing  agreement,  the purchase agreement, the administration  agreement,  the custodial agreement, and the trust agreement (collectively,  the
"transfer  and  servicing  agreements,"  forms  of  which  have  been  filed as  exhibits  to the  Registration
Statement).  The  following  summary  does not  purport to be  complete  and is subject  to, and  qualified  by reference to, the provisions of the transfer and servicing  agreements.  The following summary  supplements the description  of the general terms and  provisions of the transfer and servicing  agreements set forth under the heading "Description of the Transfer and Servicing Agreements" in the accompanying prospectus.

Sale and Assignment of Receivables

   Certain  information  with  respect  to the  conveyances  on  the  closing  date  of  the  receivables  from
Cat Financial to the depositor under the purchase  agreement and from the depositor to the issuing entity under the sale and servicing  agreement is set forth under  "Description  of the Transfer and Servicing  Agreements --
Sale and Assignment of  Receivables"  in the  accompanying  prospectus.  Under some  circumstances  relating to breaches of representations and warranties,  Cat Financial will be required to repurchase  receivables from the issuing  entity.  See "Weighted  Average Life of the Notes" in this prospectus  supplement and  "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the accompanying prospectus.

Accounts

   In  addition  to a  collection  account  and a  certificate  distribution  account,  each as  defined in the accompanying prospectus --

o       the indenture trustee will create an administrative  sub-account  within the collection account for the benefit of the noteholders and  certificateholders  entitled the Principal  Distribution  Account (that sub-account, a "Principal Distribution Account"); and

o       the depositor will establish and will maintain with the indenture  trustee the reserve account,  in the name of the indenture trustee on behalf of the noteholders and certificateholders.

Servicing and Administrative Compensation and Payment of Expenses

   On each  distribution  date,  to the extent not retained by the  servicer as described in "Net  Deposits" in this  prospectus  supplement,  Cat  Financial,  for acting as servicer and  administrator,  will be entitled to
receive  compensation  with  respect  to  the  related  collection  period.   Cat Financial's  compensation  as
(i) servicer  will be an amount  equal to 1/12 of  [_____]%  per annum (the  "Servicing  Fee Rate") of the Note
Value  as of  the  first  day  of the  related  collection  period  (such  amount,  the  "Servicing  Fee")  and
(ii) administrator  will be $[_____].  The administration fee and the Servicing Fee -- together with any portion of the Servicing Fee that remains unpaid from prior  distribution  dates -- will be paid solely to the extent of the  Total  Distribution  Amount.  The  administration  fee and the  Servicing  Fee  will be paid  prior to the distribution  of any  portion  of the Total  Distribution  Amount to the  Class A  noteholders  or the  Class B noteholders,  and except under some  circumstances,  deposits into the collection  account shall be made net of those  amounts.  The servicer  shall also be entitled to any additional  servicing  compensation,  and deposits into the collection account shall be made net of those amounts.

   Unless otherwise  required by law or contract,  payments by or on behalf of obligors on the receivables will be allocated --

o       first to any overdue scheduled payments, including taxes and miscellaneous billables;

o       second to the current scheduled payments, including taxes and miscellaneous billables; and

o       third to late fees.

                                                         S-37

    The  following  table  sets  forth the  various  fees that are  payable  out of  payments  received  on the receivables, prior to payments of interest and principal to the noteholders or the certificateholders:

         --------------------------- ----------------------------------- -----------------------
                Description                        Amount                   Receiving Party
         --------------------------- ----------------------------------- -----------------------
         --------------------------- ----------------------------------- -----------------------
                Servicer Fee         [_____]% per annum of the                  servicer
                                     principal balance of the Note
                                     Value as of the first day of the
                                     related collection period
         --------------------------- ----------------------------------- -----------------------
         --------------------------- ----------------------------------- -----------------------
             Administration Fee      $[_____] per calendar month             administrator
         --------------------------- ----------------------------------- -----------------------
Rights Upon Servicer Default

   In the event a Servicer  Default occurs,  the indenture  trustee or the Class A  noteholders  evidencing not less than 25% of the  outstanding  principal  amount of the Class A  Notes may remove the servicer  without the consent of the owner trustee or any of the Class B  noteholders.  The owner trustee or the Class B  noteholders will not have the ability to remove the  servicer if a Servicer  Default  occurs  until the Class A  Notes have been paid in full.

Waiver of Past Defaults

   In  the  event  a  Servicer  Default  occurs,  the  Class A  noteholders  evidencing  more  than  50% of the outstanding  principal amount of the Class A Notes may, with certain specified  exceptions,  waive any Servicer
Defaults,  without the consent of the owner  trustee or any of the Class B  noteholders.  The owner  trustee or the Class B  noteholders  will not have the right to determine  whether any Servicer  Default  should be waived until the Class A Notes have been paid in full.

Distributions

   Deposits  to  Collection  Account.  By the  fifth  business  day  prior  to a  distribution  date  (each,  a
"determination date"), the servicer will provide the indenture trustee with certain information,  including the amount of aggregate  collections on the receivables and the aggregate  Purchase Amount of receivables  required to be  repurchased  by the  depositor or required to be  purchased by the servicer  with respect to the related collection period for that distribution date.

   Unless the servicer has been making deposits of collections  throughout the related  collection  period,  on or before the  business day  preceding  each  distribution  date the  servicer  will cause the Total  Available
Amount to be deposited into the collection account.

   The "Total Available Amount" for a distribution date shall be the sum of:

o          the aggregate  collections  -- including  any  Liquidation  Proceeds,  any Purchase  Amounts paid by the depositor  and the  servicer  and any amounts  received  from  Caterpillar  dealers  with respect to receivables -- received in respect of the receivables during the related collection period; and

o       investment earnings on the trust accounts during the related collection period.

   The Total  Available  Amount on any  distribution  date shall  exclude all payments and proceeds -- including any Liquidation Proceeds and any amounts received from Caterpillar dealers with respect to receivables -- of:

o          any  receivables  the Purchase  Amount of which has been  included in the Total  Available  Amount in a prior collection period;

o          any Liquidated  Receivable after and to the extent of the reassignment of that Liquidated Receivable by the issuing entity to the depositor; and

o          any additional servicing compensation.

   "Liquidated  Receivable"  means a defaulted  receivable in respect of which the financed  equipment has been sold or  otherwise  disposed  of, and  "Liquidation  Proceeds"  means all  proceeds  relating  to a  Liquidated
Receivable  (including  proceeds of sale of the financed  equipment),  net of expenses incurred by the servicer in  connection  with that  liquidation  and any  amounts  required by law to be remitted to the obligor on that
Liquidated Receivable.

   Monthly  Withdrawals from Collection  Account.  Prior to each distribution date, the servicer shall instruct the indenture  trustee to make deposits and  distributions  for receipt by the servicer or administrator or for deposit in the  applicable  trust  account  on the  following  distribution  date.  Distributions  of the Total
Distribution Amount shall be made in the following order of priority:

                                                         S-38

   1.  to the servicer, the Servicing Fee and all unpaid Servicing Fees from prior collection periods;

   2.  to the  administrator,  the monthly  administration  fee in an amount equal to $[___] per month, and all unpaid administration fees from prior collection periods;

   3.  to the Class A noteholders, the Class A Noteholders' Interest Distributable Amount;

   4.  to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;

   5.  to the Class B noteholders, the Class B Noteholders' Interest Distributable Amount;

   6.  to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

   7.  to the reserve account,  an amount equal to the excess of the Specified Reserve Account Balance over the amount on deposit in the reserve account on that distribution date;  provided,  that, on or prior to the distribution  date on which the amount on deposit in the  reserve  account  first  equals the  Specified
       Reserve Account Balance, such amount shall not exceed the Net Excess Spread for that distribution date;

   8.  if any class of notes is outstanding  prior to giving effect to distributions on that  distribution date to the Principal Distribution Account, the Regular Principal Distribution Amount;

   9.  pro rata,  to the indenture  trustee,  all unpaid  indenture  trustee's  fees and expenses,  and to the custodian under the custodial agreement, all unpaid custodian's fees and expenses; and

   10. to the  certificate  distribution  account,  for  application  in the  manner  set  forth  in the  trust agreement, the remaining Total Distribution Amount.

   Notwithstanding  the foregoing,  following the occurrence and during the continuation of an event of default relating  to a default  in the  payment  of  principal  or a default  for five days or more in the  payment  of interest on any note which has  resulted in the  acceleration  of the notes,  the Class A  noteholders  will be entitled  to be paid in full before any  distributions  of  interest  or  principal  may be made to the Class B noteholders.  Following the occurrence of any other event of default which has resulted in an  acceleration  of the notes,  interest on the Class A Notes and interest on the Class B  Notes must be paid on each  distribution date prior to the  distribution  of principal on the Class A Notes on that  distribution  date.  For additional information  relating to  distributions  after the occurrence and  continuance of an event of default which has resulted in an  acceleration  of the notes,  see  "--Distributions  After  Acceleration  of the Notes  Following
Non-Monetary  Event of Default" and  "--Distributions  After  Acceleration of the Notes Following Monetary Event
of Default."

   Funds will be withdrawn  from amounts on deposit in the reserve  account and deposited  into the  collection account on any distribution date to the extent that --

o       the Total Required Payment exceeds

o       the Total Available Amount.

   In  addition,  investment  earnings  on amounts on deposit in the  reserve  account  will be  withdrawn  and deposited in the collection account.

   "APR" means, with respect to any receivable  related to an installment sale contract,  the annual percentage rate of interest borne by that receivable,  and with respect to any receivable  related to a finance lease, the
Implicit  Interest Rate for that lease.  The APR of any  subsidized  receivable  does not take into account any amounts paid to Cat Financial by Caterpillar Inc. with respect thereto at its origination.

   "Certificate  Balance" equals,  on the closing date,  $[_____] and,  thereafter,  equals $[_____] reduced by all amounts allocable to principal previously distributed to holders of the certificates.

   "Class A  Noteholders'  Interest Carryover  Shortfall" means, with respect to any distribution date, the sum of (i) the excess,  if any,  of (A) the sum of (1) the  Class A  Noteholders'  Monthly  Interest  Distributable
Amount for the preceding  distribution date and (2) any  outstanding  Class A  Noteholders'  Interest Carryover
Shortfall on that  preceding  distribution  date,  over (B) the amount in respect of interest  that is actually distributed to the Class A  noteholders on that  preceding  distribution  date, and (ii) interest on the amount of  interest  due but not paid to  Class A  noteholders  on the  preceding  distribution  date,  to the  extent permitted  by law,  at the  applicable  interest  rate  borne  by  those  Class A  Notes  from  that  preceding distribution date through that current distribution date.

                                                         S-39

   "Class A Noteholders'  Interest  Distributable Amount" means, with respect to any distribution date, the sum of the Class A  Noteholders'  Monthly Interest  Distributable Amount for that distribution date and the Class A
Noteholders' Interest Carryover Shortfall for that distribution date.

   "Class A  Noteholders' Monthly Interest  Distributable Amount" means, with respect to any distribution date, an amount equal to the aggregate  amount of interest  accrued on the Class A-1  Notes, the Class A-2 Notes, the
Class A-3  Notes and the Class A-4  Notes at their  respective  interest  rates,  with respect to the Class A-1
Notes, from and including the preceding  distribution date (or, in the case of the initial  distribution  date, from and including the closing  date),  to but excluding  such  distribution  date (based on a 360-day year and the actual  number of days  elapsed),  and, with respect to the Class A-2  Notes,  the Class A-3  Notes and the
Class A-4  Notes,  from and including the 25th day of the month  preceding such  distribution  date (or, in the case of the initial  distribution  date,  from and including the closing date) to but excluding the 25th day of the month containing such distribution date (in each case based on a 360-day year of twelve 30-day months).

   "Class A-1 Note final scheduled distribution date" means the [_____] 20__ distribution date.

   "Class A-2 Note final scheduled distribution date" means the [_____] 20__ distribution date.

   "Class A-3 Note final scheduled distribution date" means the [_____] 20__ distribution date.

   "Class A-4 Note final scheduled distribution date" means the [_____] 20__ distribution date.

   "Class B Note final scheduled distribution date" means the [_____] 20__ distribution date.

   "Class B  Noteholders'  Interest Carryover  Shortfall" means, with respect to any distribution date, the sum of (i) the excess,  if any,  of (A) the sum of (1) the  Class B  Noteholders'  Monthly  Interest  Distributable
Amount for the preceding  distribution date and (2) any  outstanding  Class B  Noteholders'  Interest Carryover
Shortfall on that  preceding  distribution  date,  over (B) the amount in respect of interest  that is actually distributed to the Class B  noteholders on that preceding  distribution date, and (ii) interest on that excess, to the extent permitted by law, at the Class B Note rate.

   "Class B Noteholders'  Interest  Distributable Amount" means, with respect to any distribution date, the sum of the Class B  Noteholders'  Monthly Interest  Distributable Amount for that distribution date and the Class B
Noteholders' Interest Carryover Shortfall for that distribution date.

   "Class B  Noteholders' Monthly Interest  Distributable Amount" means, with respect to any distribution date, an amount  equal to the  aggregate  interest  accrued on the Class B  Notes at the  Class B  Note rate from and including the 25th day of the month  preceding such  distribution  date (or from and including the closing date in the case of the  initial  distribution  date) to but  excluding  the 25th day of the month  containing  such distribution date (in each case based on a 360-day year of twelve 30-day months).

   "Collection period" means, with respect to each distribution date, the preceding calendar month.

   "Cumulative  Realized Losses" means, with respect to any collection  period, the product of (i) all Realized
Losses  during the period  since the cut-off  date  through the end of such  collection  period  divided by the
Initial Pool Balance and (ii) 100.

   "Discount Factor" means [_____]% per annum.

   "First Priority  Principal  Distribution  Amount" means, for any  distribution  date, an amount equal to the excess,  if any, of (i) the  aggregate  outstanding  principal  amount of the Class A Notes as of the preceding distribution  date (after giving effect to any principal  payments made on the Class A Notes on that  preceding distribution  date) over (ii) the Note Value at the end of the collection  period  preceding that  distribution date;  provided,  however,  that the First Priority  Principal  Distribution  Amount shall not be less than the aggregate  of (i) on and after the  Class A-1  Note final  scheduled  distribution  date,  the  amount  that is necessary to reduce the  outstanding  principal  amount of the Class A-1  Notes to zero,  (ii) on and after the
Class A-2  Note final  scheduled  distribution  date,  the amount that is necessary  to reduce the  outstanding principal  amount of the  Class A-2  Notes to zero,  (iii) on and  after the  Class A-3  Note  final  scheduled distribution  date, the amount that is necessary to reduce the  outstanding  principal  amount of the Class A-3
Notes to zero and (iv) on and after the Class A-4 Note final  scheduled  distribution  date, the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero.

   "Initial Note Value" means $[_____] which is the Note Value as of the cut-off date.

   "Initial Pool Balance"  means $[_____]  which is the sum of the Contract  Balances of each  receivable as of the cut-off date.

   "Net Excess Spread"  means,  for any  distribution  date on or prior to the  distribution  date on which the amount on deposit in the  reserve  account  first  equals the  Specified  Reserve  Account  Balance,  the Total
Available  Amount  reduced  by (i) the  Servicing  Fee and all  unpaid  Servicing  Fees from  prior  collection periods,  (ii) the  monthly  administration  fee and all  unpaid  administration  fees  from  prior  collection periods,  (iii) the Class A Noteholders' Interest  Distributable Amount, (iv) the Class B Noteholders' Interest
Distributable  Amount,  and (v) the  difference  between (A) the Note Value at the end of the second  preceding collection  period, or in the case of the initial  distribution  date, the Initial Note Value, and (B) the Note
Value at the end of the preceding collection period.

                                                         S-40

   "Note  Value"  means,  at any  time,  the  present  value  of  the  scheduled  and  unpaid  payments  on the receivables, discounted on a monthly basis at the Discount Factor. For purposes of calculating Note Value --

o          for any delinquent  receivable  that has not had the equipment by which it is secured  repossessed  and which is not a Liquidated Receivable or a 180-Day Receivable,  the amount of any delinquent payments will be assumed to be received in the next  collection  period and all other payments which have not yet become due will be assumed to be received as originally scheduled;

o          for any receivable that has had the equipment by which it is secured  repossessed but which has not yet become a Liquidated  Receivable or a 180-Day  Receivable,  the outstanding  Contract Balance of that receivable will be assumed to be received in the next collection  period and it will be assumed that no other payments will be received on that receivable;

o          for  any  Liquidated  Receivable,  it will  be  assumed  that no  payments  will  be  received  on that receivable; and

o          for any 180-Day Receivable,  it will be assumed that a payment on that receivable in an amount equal to the  estimated  value of that  receivable,  as determined by  Cat Financial  in accordance  with its servicing  standards,  will be received in the next collection period and it will be assumed that no other payments will be received on that receivable.

   "Noteholders'  Interest  Distributable  Amount" means, with respect to any distribution date, the sum of (i)
the  Class A  Noteholders'  Interest  Distributable  Amount  for that  distribution  date and (ii) the  Class B
Noteholders' Interest Distributable Amount for that distribution date.

   "180-Day  Receivable"  means, as of the last day of any collection  period, any receivable as to which (i) a scheduled  payment is more than 180 days past its due date,  as  specified  in the related  retail  installment sale contract or finance lease,  and (ii) Cat Financial has determined its estimated  value in accordance  with its servicing  standards.  Cat Financial  will be obligated to determine the estimated  value of any receivable as to which a  scheduled  payment  is more than 180 days  past its due date as of the last day of a  collection period during or prior to the immediately following collection period.

   "Pool Balance"  means,  at any time,  the aggregate  Contract  Balance of the  receivables at the end of the preceding  collection  period,  after giving effect to all payments  received from obligors on the  receivables and  Purchase  Amounts  remitted by the  depositor  or the  servicer,  as the case may be, for that  collection period,  Liquidation  Proceeds (not in excess of the Contract  Balance of any Liquidated  Receivable)  received with  respect  to any  Liquidated  Receivable  during  that  collection  period,  and all  Realized  Losses  on
Liquidated Receivables and 180-Day Receivables for that collection period.

   "Principal  Distribution  Amount"  means,  with  respect  to any  distribution  date,  the sum of the  First
Priority  Principal  Distribution  Amount, the Second Priority  Principal  Distribution  Amount and the Regular
Principal Distribution Amount for that distribution date.

   "Realized  Losses" means,  for any  distribution  date,  the sum of (i) with respect to any receivable  that became a Liquidated  Receivable during the related  collection  period, the excess, if any, of (a) the Contract
Balance of such Liquidated  Receivable  minus the Write Down Amount for such  receivable,  if any, over (b) the
Liquidation  Proceeds for that  Liquidated  Receivable for that  collection  period to the extent  allocable to principal  and (ii) the Write Down  Amount,  if any,  calculated  during the related  collection  period,  with respect to each 180-Day Receivable.

   "Regular  Principal  Distribution  Amount" means, with respect to any distribution  date, an amount not less than zero equal to (i) the  excess of (A) the sum of the aggregate  outstanding  principal  amount of the notes and the Certificate  Balance as of the preceding  distribution  date (in each case,  after giving effect to any principal  payments made on the notes and certificates on that preceding  distribution  date) over (B) the Note
Value at the end of the collection  period  preceding  that  distribution  date,  minus (ii) the sum of (A) the
First Priority  Principal  Distribution  Amount and (B) the Second Priority Principal  Distribution  Amount for
that distribution date.

   "Second Priority  Principal  Distribution  Amount" means, for any distribution date, an amount not less than zero,  equal to (i) the excess,  if any, of (A) the aggregate  outstanding  principal amount of the notes as of the  preceding  distribution  date (after  giving  effect to any  principal  payments made on the notes on that preceding  distribution  date)  over (B) the Note  Value at the end of the  collection  period  preceding  that distribution  date, minus (ii) the First Priority  Principal  Distribution  Amount for that distribution  date;
provided,  however,  that on and after the Class B Note final scheduled  distribution date, the Second Priority
Principal  Distribution  Amount shall not be less than the amount that is  necessary to reduce the  outstanding principal amount of the Class B Notes to zero.

   The "three month rolling over 60-day  delinquency  percentage" means, for any distribution date, the average of the over  60-day  delinquency  percentages  for that  distribution  date and the two  immediately  preceding distribution dates.

                                                         S-41

   The "over  60-day  delinquency  percentage"  means,  for any  distribution  date,  the  product  of  (i) the aggregate  Contract  Balance of all  receivables  for which a scheduled  payment was more than 60 days past its related due date (as specified in the related  retail  installment  sale  contract or finance  lease) as of the end of the preceding collection period, divided by the Pool Balance on such distribution date and (ii) 100.

   "Total Distribution Amount" means, with respect to any distribution date, the sum of --

o          the Total Available Amount for that distribution date; and

o          the amount,  if any,  withdrawn from the reserve  account and deposited into the Collection  Account on that distribution date.

   "Total Required Payment" means, with respect to any distribution date, the sum of --

o          the Servicing Fee;

o          the Administration Fee;

o          the Class A Noteholders' Interest Distributable Amount;

o          the First Priority Principal Distribution Amount;

o          the Class B Noteholders' Interest Distributable Amount; and

o          the Second Priority Principal Distribution Amount.

   "Write Down  Amount"  means,  for any 180-Day  Receivable,  the excess of (i) the  Contract  Balance of such
180-Day  Receivable  as of the last day of the  collection  period  during  which a  scheduled  payment on such receivable  became more than 180 days past its due date, as specified in the related  retail  installment  sale contract or finance lease,  over (ii) the estimated value of the receivable,  as determined by Cat Financial in accordance with its servicing  standards,  to the extent allocable to principal in the same manner as a payment in such amount would be.

   Distributions of Principal.  On each  distribution  date, so long as no event of default has occurred and is continuing  and the  maturity of the notes has not been  accelerated,  all amounts on deposit in the  Principal
Distribution Account will be paid in the following order of priority:

   1. to the Class A-1  noteholders in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

   2. to the Class A-2  noteholders in reduction of principal until the principal amount of the Class A-2 Notes has been paid in full;

   3. to the Class A-3  noteholders in reduction of principal until the principal amount of the Class A-3 Notes has been paid in full;

   4. to the Class A-4  noteholders in reduction of principal until the principal amount of the Class A-4 Notes has been paid in full;

   5. to the Class B  noteholders in reduction of principal until the principal amount of the Class B Notes has been paid in full; and

   6. to the certificate  distribution account, for application in the manner set forth in the trust agreement, any funds remaining on deposit in the Principal Distribution Account.

   Distributions   After  Acceleration  of  the  Notes  Following   Non-Monetary  Event  of  Default.  On  each
distribution  date after the  occurrence  of an event of default  (other  than an event of default  relating to default in the  payment of  principal  or default for five days or more in the payment of interest on any note)
and the  acceleration  of the maturity of the notes,  all amounts on deposit in the collection  account will be paid in the following order of priority:

   1. to the trustee in payment of its fees and expenses;

   2. to the Class A-1  noteholders,  the Class A-2  noteholders,  the Class A-3  noteholders and the Class A-4 noteholders  ratably  according  to the  total  amount  of  interest  due and  payable  to the  Class A-1 noteholders,  the Class A-2  noteholders,  the Class A-3  noteholders  and the Class A-4  noteholders  in payment of accrued and unpaid interest on the Class A-1 Notes,  the Class A-2 Notes,  the Class A-3 Notes
      and the Class A-4 Notes;

   3. to the Class B noteholders in payment of accrued and unpaid interest on the Class B Notes;

   4. to the Class A-1 noteholders in reduction of principal until the principal  amount of the Class A-1 Notes has been paid in full;

                                                         S-42

   5. to the Class A-2 noteholders,  the Class A-3 noteholders and the Class A-4 noteholders  ratably according to the amounts of principal  due and payable on the Class A-2 Notes,  the  Class A-3  Notes and the Class
      A-4 Notes,  in reduction of principal  until the principal  amount of the Class A-2 Notes,  the Class A-3
      Notes and the Class A-4 Notes has been paid in full;

   6. to the Class B noteholders in reduction of principal until the principal  amount of the Class B Notes has been paid in full; and

   7. to the certificate  distribution  account for application in the manner set forth in the trust agreement, any funds remaining on deposit in the collection account.

   Distributions  After  Acceleration of the Notes Following  Monetary Event of Default.  On each  distribution date after the  occurrence  of an event of default  relating to default in the payment of  principal or default for five days or more in the  payment of  interest  on any note and the  acceleration  of the  maturity  of the notes, all amounts on deposit in the collection account will be paid in the following order of priority:

   1. to the trustee in payment of its fees and expenses;

   2. to the Class A-1  noteholders,  the Class A-2  noteholders,  the Class A-3  noteholders and the Class A-4 noteholders  ratably  according  to the  total  amount  of  interest  due and  payable  to the  Class A-1 noteholders,  the Class A-2  noteholders,  the Class A-3  noteholders  and the Class A-4  noteholders  in payment of accrued and unpaid interest on the Class A-1 Notes,  the Class A-2 Notes,  the Class A-3 Notes
      and the Class A-4 Notes;

   3. to the Class A-1 noteholders in reduction of principal until the principal  amount of the Class A-1 Notes has been paid in full;

   4. to the Class A-2 noteholders,  the Class A-3 noteholders and the Class A-4 noteholders  ratably according to the amounts of principal  due and payable on the Class A-2 Notes,  the  Class A-3  Notes and the Class
      A-4 Notes,  in reduction of principal  until the principal  amount of the Class A-2 Notes,  the Class A-3
      Notes and the Class A-4 Notes has been paid in full;

   5. to the Class B noteholders in payment of accrued and unpaid interest on the Class B Notes;

   6. to the Class B noteholders in reduction of principal until the principal  amount of the Class B Notes has been paid in full; and

   7. to the certificate  distribution  account for application in the manner set forth in the trust agreement, any funds remaining on deposit in the collection account.

Reserve Account

   The rights of the Class B  noteholders to receive  distributions  will be  subordinated to the rights of the
Class A  noteholders in the event of defaults and delinquencies on the receivables.  The protection afforded to the  Class A  noteholders  through  subordination  will be effected  by the  preferential  right of the Class A noteholders to receive both current  distributions  with respect to the receivables  and  withdrawals  from the reserve account.

   The  depositor  will make an initial  deposit in the reserve  account on the closing date of  $[_____].  The reserve account will be augmented on each  distribution  date by the deposit of the Total  Distribution  Amount remaining after --

o          payment of the Servicing Fee;

o          payment of the administration fee;
o          distributions of interest to the Class A noteholders;

o          the  deposit of the First  Priority  Principal  Distribution  Amount  into the  Principal  Distribution
           Account;

o          distributions of interest to the Class B noteholders; and

o          the  deposit of the Second  Priority  Principal  Distribution  Amount into the  Principal  Distribution
           Account.

   The amount so deposited  in the reserve  account on any  distribution  date will be limited to the excess of the Specified  Reserve  Account Balance over the amount on deposit in the reserve  account,  as described above under "--  Distributions."  In addition,  on or prior to the distribution date on which the amount on deposit in the reserve  account  first  equals the  Specified  Reserve  Account  Balance,  the amount so  deposited in the reserve  account on any such  distribution  date shall not exceed the Net Excess  Spread for that  distribution date.

   The  "Specified  Reserve  Account  Balance,"  with respect to any  distribution  date,  will be equal to the lesser of (i) the  outstanding  principal  balance of the notes and (ii)  [_____]% of the  Initial  Note Value;
provided,  however,  that the  percentage  specified in clause (ii) of this  definition  of  Specified  Reserve
Account Balance may be reduced as follows:

                                                         S-43

o         if on the distribution date in [_____] 20__,  (i) Cumulative Realized Losses for the related collection period are less than [_____]% and (ii) the  three month rolling  over 60-day  delinquency  percentage for such  distribution  date is less than [_____]%,  the percentage  specified in clause (ii) of this definition of Specified  Reserve Account  Balance will be [_____]% for the [_____] 20__  distribution date and each subsequent  distribution  date, subject to any further reduction in accordance with the terms of this definition;

o         if on the distribution date in [_____] 20__,  (i) Cumulative Realized Losses for the related collection period are less than  [_____]% and (ii) the  three month rolling over 60-day  delinquency  percentage for such  distribution  date is less than [_____]%,  the percentage  then specified in clause (ii) of this  definition  of Specified  Reserve  Account  Balance will be reduced by [_____]% for the [_____]
          20__ distribution  date and each subsequent  distribution  date,  subject to any further reduction in accordance with the terms of this definition; and

o         if on the distribution date in [_____] 20__,  (i) Cumulative Realized Losses for the related collection period are less than  [_____]% and (ii) the  three month rolling over 60-day  delinquency  percentage for such  distribution  date is less than [_____]%,  the percentage  then specified in clause (ii) of this  definition  of Specified  Reserve  Account  Balance will be reduced by [_____]% for the [_____]
          20__ distribution date and each subsequent distribution date.

   On each  distribution  date,  if the amount on deposit in the reserve  account  (after  giving effect to all deposits  or  withdrawals  therefrom  on that  distribution  date,  other than  withdrawals  described  in this sentence) is greater than the  Specified  Reserve  Account  Balance for that  distribution  date,  the servicer shall  instruct  the  indenture  trustee  generally  to  distribute  all of the  amount  of the  excess  to the certificate  distribution  account.  Upon any distribution to the certificate  distribution  account of amounts from the reserve account, the noteholders will not have any rights in, or claims to, those amounts.

   Funds will be withdrawn  from amounts on deposit in the reserve  account and deposited  into the  collection account on any  distribution  date to the extent  that (a) the Total  Required  Payment  exceeds  (b) the Total
Available  Amount.  In  addition,  investment  earnings  on amounts on deposit in the reserve  account  will be withdrawn and deposited in the collection account.

   The  availability  of  funds  in  the  reserve  account  and  the  overcollateralization   provided  by  the
certificates  is  intended  to enhance  the  likelihood  of receipt by the  noteholders  of the full  amount of principal and interest due them and to decrease the likelihood  that the noteholders  will  experience  losses.
In addition,  the  subordination  of the Class B  Notes to the Class A Notes is intended to provide the Class A noteholders with these same protections.  However,  because in some  circumstances the reserve account could be depleted and/or the aggregate  amount of Realized Losses could exceed the outstanding  principal  amount of the
Class B Notes and the overcollateralization  provided by the certificates,  these protections are limited. Upon notification  in writing by each of S&P and Moody's (each, a "rating  agency") that such action will not result in a reduction  or  withdrawal  by that rating  agency of the rating of any class of notes rated by that rating agency and  satisfaction  of certain other  conditions,  the  depositor  may eliminate the reserve  account and replace it with an alternative  arrangement,  in which case funds on deposit in the reserve  account  generally would be released to the  depositor  or its  designee  and no further  funds would be  deposited in the reserve account.

[Insert  description of additional credit  enhancement,  if any, and any disclosure required under Item 1114 or
Item 1115]

Net Deposits

   As an  administrative  convenience,  the servicer will be permitted to make the deposit of  collections  and
Purchase  Amounts  required to be remitted by the servicer for each collection  period net of  distributions to be made to the servicer,  including any additional  servicing  compensation and the Servicing Fee to the extent of amounts  available  for the  payment  thereof,  for that  collection  period.  However,  if the  servicer is required  to remit  collections  daily,  deposits  of  those  amounts  may  only be made net of the  additional servicing  compensation  and may not be made net of the  Servicing  Fee. See  "Description  of the Transfer and
Servicing Agreements -- Net Deposits" in the accompanying  prospectus.  The servicer,  however,  will account to the indenture trustee, the owner trustee, the noteholders and the  certificateholders  as if the Servicing Fees were distributed separately.

Reports to Noteholders

   The indenture  trustee will make the reports to the  noteholders  described in the  accompanying  prospectus under the caption  "Description  of the Transfer and Servicing  Agreements -- Reports to  Noteholders"  (and, at
its option,  any additional  files  containing the same  information in an alternative  format)  available each month  via the  indenture  trustee's  internet  website,  which is  presently  located  at  http://www.[_____], presented under  "Caterpillar  Financial" as the product and  "Caterpillar  Financial Asset Trust 20[__]-[_] as
the deal.  Noteholders with questions may direct them to the indenture  trustee's  bondholder services group at
(800) -[telephone  number].  The indenture trustee may discontinue or change the manner in which it makes those statements available via the internet.

   For purposes of any  electronic  version of this  prospectus  supplement,  the  preceding  uniform  resource locator,  or URL,  is an  inactive  textual  reference  only.  We have  taken  steps to  ensure  that  this URL reference  was inactive at the time the  electronic  version of this  prospectus  supplement  was  created.  In addition,  for so long as the issuing  entity is required to file  reports  with the  Securities  and  Exchange
Commission  under the  Securities  Exchange  Act of 1934,  the  issuing  entity's  annual  report on Form 10-K, distribution  reports on Form 10-D,  current  reports on Form 8-K and  amendments to those reports will be made available on such website as soon as  reasonably  practicable  after such  materials are  electronically  filed with,  or furnished to, the  Securities  and Exchange  Commission.  See also  "Reports to  Noteholders"  in the accompanying prospectus for a more detailed description of the noteholder reports.

                                                         S-44

Amendment

    Each of the transfer and servicing  agreements,  other than the custodial agreement,  may be amended by the parties thereto,  without the consent of the related  noteholders or  certificateholders,  to substitute credit enhancement for any class of notes, provided:

o              the  rating  agencies  confirm  in  writing  that such  amendment  will not  result in a  reduction  or withdrawal of the rating of that class of notes or any class of notes; and

o             an opinion of counsel  satisfactory  to the indenture  trustee and the owner trustee is provided to the effect that such change will not adversely  affect the tax  characterization  of the notes or the certificates.

    For additional  information on amendment of the transfer and servicing agreements,  see "Description of the
Transfer and Servicing Agreements -- Amendment" in the accompanying prospectus.

The Indenture Trustee

    [_____],  the indenture trustee under the indenture (as described above), is a [_____].  It has served as a indenture  trustee  for  securities  backed by retail  installment  sale  contracts  and finance  leases  since
[_____].  At [date],  it was the indenture  trustee for  approximately  $_______ of securities backed by retail installment sale contracts and finance leases.

    Unless a servicer  default  under the sale and  servicing  agreement  has occurred and is  continuing,  the indenture  trustee  will  perform  only such  duties as are  specifically  assigned  to it and set forth in the indenture and the transfer and  servicing  agreements.  If a servicer  default  occurs and is continuing  under the sale and servicing  agreement,  the indenture trustee is required to exercise such of the rights and powers vested in it by the sale and  servicing  agreement,  such as either  acting as the  servicer  or  appointing  a successor  servicer.  Subject to certain  qualifications  specified in the sale and  servicing  agreement,  the indenture trustee will be liable for its own willful  misfeasance,  bad faith or negligence  (except for errors in judgment) for its actions.

    The  indenture  trustee's  duties and  responsibilities  under the indenture and the transfer and servicing agreements  include  collecting  funds from the servicer to distribute to  noteholders  at the direction of the servicer,  providing  noteholders  and  applicable  rating  agencies with monthly  distribution  statements and notices of the  occurrence  of an event of default  under the  indenture,  removing the servicer as a result of any such  default,  appointing a successor  service,  and  effecting  any optional  termination  of the issuing entity.

    The administrator will pay to the indenture trustee reasonable  compensation for its services and reimburse the indenture  trustee for all  reasonable  expenses  incurred or made by the  indenture  trustee in accordance with any of the  provisions of the indenture or any transfer and servicing  agreement,  except any such expense as may arise from the  indenture  trustee's  own  willful  misconduct,  negligence  or bad faith.  The  issuing entity will also indemnify the indenture  trustee for any losses and expenses  incurred  without  negligence or bad faith on the indenture  trustee's  part arising out of the  acceptance  and  administration  of the issuing entity.

    The indenture  trustee may resign at any time, in which event the  administrator,  on behalf of the issuing entity,  will be  obligated  to appoint a successor  indenture  trustee.  The  administrator,  on behalf of the issuing  entity,  may also  remove the  indenture  trustee if the  indenture  trustee  ceases to be eligible to continue as indenture  trustee  under the  indenture,  if the  indenture  trustee  becomes  insolvent or if the indenture  trustee  otherwise  becomes  incapable of acting.  Upon becoming aware of those  circumstances,  the administrator,  on behalf of the issuing entity,  will be obligated to appoint a successor  indenture  trustee.
The  indenture  trustee  may also be  removed  at any time by the  holders  of notes  evidencing  not less than majority of the aggregate  principal amount of all notes,  outstanding at the date of determination;  provided, however,  that any notes owned by the issuing  entity,  any other obligor upon the notes,  the depositor or any affiliate  of any of the  foregoing  persons  shall  be  disregarded  and  deemed  not to be  outstanding.  Any resignation  or removal of the indenture  trustee and  appointment  of a successor  indenture  trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

    Any costs associated with removing and replacing the indenture trustee will be paid by the issuing entity.

    For more information regarding the indenture, the transfer and servicing agreements,  the indenture trustee and its duties under the indenture and the transfer and servicing  agreements,  see "Description of the Notes -
The Indenture" and  "Description of the Transfer and Servicing  Agreements" in this  prospectus  supplement and the accompanying prospectus.

                                                         S-45

                                   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Dealer Recourse Receivables

   The terms of a limited  number of  receivables  provide  that Cat  Financial  has  recourse  to the  related
Caterpillar  dealer for all or a portion of the losses Cat  Financial  may incur.  This right of  recourse  has been assigned to the depositor,  the issuing  entity and the indenture  trustee.  See "Risk  Factors-Bankruptcy of Cat  Financial  or a dealer  could  result in delays in payment or losses on the notes" in the  accompanying prospectus.

Cross-Collateralization

   Because  Cat Financial  on  occasion  cross-collateralizes  its  installment  sale  contracts  -- whether  at origination  or pursuant to an adjustment to that  installment  sale contract -- with a particular  obligor with other equipment of that obligor financed by Cat Financial, it is possible that:

o          an item of financed  equipment may secure more than one contract  with that obligor,  and each of those contracts may not be included in the issuing entity as a receivable; and

o          a receivable  may be secured by a first priority lien on the related  financed  equipment and a lien on financed  equipment  unencumbered  or related to  contracts  with that  obligor not  included in the issuing entity.

   Pursuant  to the  purchase  agreement,  Cat Financial,  as  holder of a junior  lien on an item of  financed equipment, will agree not to transfer its rights in that junior lien until:

o          the related receivable has been paid in full;

o          the related first priority lien on the financed equipment has been foreclosed upon or released; or

o          the  transferee  of such  junior  lien  agrees in writing  that the lien of the  issuing  entity in the related financed equipment will be senior to it.

   The issuing  entity shall have the right to foreclose  upon all liens,  junior or  otherwise,  that it holds with respect to any receivable,  whether on the related  financed  equipment or on equipment the first priority lien on which has not been assigned to the issuing  entity.  If the issuing entity  forecloses on a junior lien on any equipment in which it does not have a first  priority  lien,  that  foreclosure  would be subject to the senior liens not held by the issuing  entity.  In addition,  any junior liens held by the issuing entity may be eliminated should any more senior liens not held by the issuing entity foreclose upon the related equipment.

   Cat Financial  does not maintain  statistical  data with  respect to the portion of each retail  installment sale  contract  secured  by  related  financed  equipment  and the  portion  of that  contract  secured  by the cross-collateralized  liens. However,  because the existence of  cross-collateralized  liens will not place the issuing  entity in a different  credit  position than that of  Cat Financial  should  Cat Financial  retain the receivables,  and in light of  Cat Financial's  credit loss  experience with respect to the U.S. ISC Portfolio, the depositor  believes that  statistical data with respect to the  cross-collateralization  of the receivables is not material to investors in the notes.

                                               LEGAL INVESTMENT

   The Class A-1 Notes will be eligible  securities for purchase by money market funds under  paragraph  (a)(9)
of Rule 2a-7 under the Investment Company Act of 1940, as amended.

                                        FEDERAL INCOME TAX CONSEQUENCES

   As set forth in the  accompanying  prospectus,  the depositor,  the issuing entity and the noteholders  will agree to treat the notes as debt for United States federal income tax purposes.  Further,  as is also described in the accompanying  prospectus,  Orrick,  Herrington & Sutcliffe LLP ("special tax counsel") is of the opinion that the Class A Notes will be classified as debt for those purposes.  See "Federal  Income Tax  Consequences --
Tax  Characterization  to Holders of the Notes" for  additional  discussion  with respect to the federal income tax treatment of the Class A Notes.

   Notwithstanding  the  treatment  of  the  Class B  Notes  by the  depositor,  the  issuing  entity  and  the noteholders  as debt for  federal  income tax  purposes,  because of the  subordination  of those notes and the capitalization  of the  issuing  entity,  the  treatment  of the Class B  Notes as debt for federal  income tax purposes is less clear.  In that regard,  special tax counsel is of the opinion  that the Class B  Notes should be classified as debt for federal  income tax purposes.  If,  consistent  with that opinion,  the Class B Notes are treated as debt, the discussion in the  accompanying  prospectus  under "Federal Income Tax  Consequences --
Tax  Consequences  to Holders of the Notes" would be  applicable  with respect to the  treatment of the Class B
Notes.  If,  however,  the Class B  Notes  instead  were  treated as equity,  the  treatment  described  in the accompanying  prospectus  under the heading  "Federal Income Tax  Consequences -- Tax Consequences to Holders of
the Notes -- Possible  Alternative  Treatments of the Notes"  generally would be applicable to the Class B Notes
(except that no  partnership  tax return will be filed with respect to the issuing  entity or the Class B Notes based on this possible alternative  characterization).  Accordingly,  although Class B noteholders are required to be U.S.  Persons,  a Class B  noteholder  who failed to so qualify -- and whose  investment was not otherwise disregarded  as in violation of that  noteholder  restriction -- would be subject to income tax  withholding  in respect of the  Class B  Notes.  Further,  holders of Class B  Notes who were  tax-exempt  entities,  including pension  plans,  could be subject to  unrelated  business  income  tax in  respect of a Class B  Note.  Class B noteholders  treated as holding  equity also could be subject to state taxes in any states in which the issuing entity was deemed to be doing business.  See "Federal Income Tax  Consequences -- Tax Consequences to Holders of
the Notes -- Possible  Alternative  Treatments of the Notes" for additional  considerations  relevant to Class B noteholders whose Class B Notes were treated as equity rather than as debt for federal income tax purposes.

                                                         S-46

                                             ERISA CONSIDERATIONS

   The Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Code impose  certain  requirements  on employee  benefit plans and certain other plans and  arrangements,  including individual  retirement  accounts and annuities,  Keogh plans and entities that may be deemed to hold the assets of any such plan,  account or arrangement,  such as certain  collective  investment funds or insurance  company general or separate accounts in which those plans,  accounts or arrangements are invested,  that are subject to the fiduciary  responsibility  and prohibited  transaction  provisions of ERISA and/or Section 4975 of the Code
(collectively,  "Plans") and on persons who are  fiduciaries  with  respect to Plans,  in  connection  with the investment  of assets that are treated as "plan  assets" of any Plan for purposes of applying  Title I of ERISA and Section 4975 of the Code ("Plan  Assets").  ERISA  generally  imposes on Plan  fiduciaries  certain general fiduciary  requirements,  including those of investment prudence and diversification and the requirement that a
Plan's  investments  be made in accordance  with the documents  governing the Plan.  Generally,  any person who has  discretionary  authority or control  respecting  the  management or  disposition  of Plan Assets,  and any person who  provides  investment  advice  with  respect to Plan  Assets for a fee or other  compensation,  is a fiduciary with respect to those Plan Assets.

   Subject to the  considerations  described  below,  the notes are  generally  eligible for purchase with Plan
Assets of any Plan.

Prohibited Transactions

   ERISA and  Section  4975 of the Code  prohibit  a broad  range of  transactions  involving  Plan  Assets and persons ("parties in interest" under ERISA and "disqualified  persons" under the Code,  collectively,  "Parties in Interest")  who have certain  specified  relationships  to a Plan or its Plan Assets,  unless a statutory or administrative  exemption is available.  Parties in Interest that  participate in a prohibited  transaction may be subject to a penalty  imposed  under  ERISA  and/or an excise tax imposed  pursuant  to Section  4975 of the
Code,  unless a statutory or administrative  exemption is available.  These prohibited  transactions  generally set forth in Section 406 of ERISA and Section 4975 of the Code.

   Any  fiduciary  or other Plan  investor  considering  whether to purchase  the notes with Plan Assets of any
Plan should  determine  whether that purchase is consistent  with its fiduciary  duties and whether  purchasing and holding the notes would constitute or result in a non-exempt  prohibited  transaction  under Section 406 of
ERISA  and/or  Section 4975 of the Code because any of the  depositor,  the  servicer,  the  underwriters,  the indenture  trustee,  the  owner  trustee,  any  certificateholder  or any  other  parties  may be  deemed to be benefiting  from the  issuance of the notes and are Parties in Interest  with  respect to the  investing  Plan.
In  particular,  the  notes may not be  purchased  with Plan  Assets of any Plan if any of the  depositor,  the servicer,  the  indenture  trustee,  the  owner  trustee,  any  certificateholder  or any of  their  respective affiliates:

o          has  investment  or  administrative  discretion  with  respect to the Plan  Assets  used to effect that purchase;

o          has authority or  responsibility  to give, or regularly gives,  investment advice with respect to those
           Plan Assets, for a fee and pursuant to an agreement or understanding that such advice:

           o    will serve as a primary basis for investment decisions with respect to those Plan Assets, and

           o    will be based on the particular investment needs of that Plan; or

o          is an employer  maintaining or  contributing  to that Plan unless U.S.  Department of Labor (the "DOL")
           Prohibited Transaction Exemption ("PTE") 95-60, 91-38 or 90-1 or some other exemption applies.

   Any such fiduciary or other Plan investor  should consult with its counsel  regarding the  applicability  of the fiduciary  responsibility  and prohibited  transaction  provisions of ERISA and Section 4975 of the Code to that  investment  and the  availability  of any  prohibited  transaction  exemption,  such as PTEs 96-23 (Class
Exemption for Plan Asset Transactions  Determined by In-House Investment Managers),  95-60 (Class Exemption for
Certain  Transactions  Involving  Insurance  Company  General  Accounts),  91-38 (Class  Exemption  for Certain
Transactions  Involving Bank  Collective  Investment  Funds),  90-1 (Class  Exemption for Certain  Transactions
Involving  Insurance Company Pooled Separate  Accounts) and 84-14 (Class Exemption for Plan Asset  Transactions
Determined by Independent  Qualified  Professional  Asset Managers).  A purchaser of the notes should be aware, however,  that even if the  conditions  specified in one or more of the above  exemptions are met, the scope of the  relief  provided  by the  exemption  might not cover  all acts  which  might be  construed  as  prohibited transactions.  In addition,  investors other than Plan investors should be aware that a prohibited  transaction could be deemed to occur if any holder of the  certificates  or any of its respective  affiliates is or becomes a Party in  Interest  with  respect  to any Plan that  purchases  and holds the notes  without  satisfying  the conditions of eligibility for exemptive relief under one or more of the above exemptions.

                                                         S-47

ERISA Status of Notes as Debt

   In addition,  under Section  2510.3-101 of the  regulations  of the DOL (the "Plan Asset  Regulation"),  the purchase with Plan Assets of equity  interests in the issuing entity could,  in some  circumstances,  cause the receivables  and other assets of the issuing  entity to be deemed Plan Assets of the investing  Plan which,  in turn, would subject the issuing entity and its assets to the fiduciary  responsibility  provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code.  Nevertheless, because the notes:

o       should be treated as indebtedness under local law and debt, rather than equity, for tax purposes; and

o       should not be deemed to have any "substantial equity features,"

purchases of the notes should not be treated as equity  investments and,  therefore,  the receivables and other assets  included  as assets of the  issuing  entity  should  not be deemed to be Plan  Assets of the  investing
Plans.  Those  conclusions are based, in part, upon the traditional  debt features of the notes,  including the reasonable  expectation of purchasers of notes that the notes,  which are highly rated by the rating  agencies, will be repaid  when due,  as well as the absence of  conversion  rights,  warrants  and other  typical  equity features.  Before  purchasing  the notes,  a fiduciary or other Plan investor  should  itself  confirm that the notes  constitute  indebtedness,  and have no  substantial  equity  features,  for  purposes  of the Plan Asset
Regulation.  However  this  would not be true with  respect  to the notes if they did have  substantial  equity features or would not be treated as indebtedness under local law.

Plans Subject to Similar Laws

   Certain  employee  benefit  plans,  such as  "governmental  plans" (as  defined in Section  3(32) of ERISA), certain  "church  plans" (as defined in Section  3(33) of ERISA) and  non-U.S.  plans (as  described in Section
4(b)(4) of ERISA),  are not  subject to the  requirements  of ERISA or Section  4975 of the Code,  but they are subject to the terms of their governing  instruments  and may also be subject to provisions of federal,  state, local,  non-U.S.  or other laws or regulations that contain provisions similar to the fiduciary  responsibility or  prohibited  transaction  provisions  contained  in Title I of ERISA or Section  4975 of the Code  ("Similar
Laws").

Representation

   Accordingly,  the notes should not be purchased or held by any person  investing  the assets of any employee benefit or other  retirement  plan,  account or arrangement,  whether or not subject to ERISA,  Section 4975 of the Code or any Similar  Law,  unless such  purchase and holding  will not  constitute a non-exempt  prohibited transaction  under  ERISA or Section  4975 of the Code or a violation  of any  applicable  Similar  Law. By its acceptance  of a note,  each  purchaser  and  transferee  of a note  will be  deemed  to have  represented  and warranted  that either (i) no portion of the assets used by such  purchaser  or  transferee  to acquire or hold the notes  constitutes  assets of any  employee  benefit or other  retirement  plan,  account  or  arrangement, whether  or not it is subject  to ERISA,  Section  4975 of the Code or  Similar  Laws,  or of any entity  whose underlying  assets are considered to include the assets of any such plan,  account or arrangement;  or (ii) the purchase and holding of the notes by such purchaser or transferee  will not constitute a non-exempt  prohibited transaction under ERISA or Section 4975 of the Code or a violation under any applicable Similar Law.

   The  foregoing  discussion  is  general  in  nature  and is not  intended  to be  all-inclusive.  Due to the complexity of these rules and the penalties that my be imposed upon persons  involved in non-exempt  prohibited transactions,  it is  particularly  important that  fiduciaries,  or other persons  considering  purchasing the notes on behalf of, or with the Plan Assets of, any Plan,  consult with their  counsel  regarding the potential applicability  of ERISA,  Section  4975 of the Code and any  Similar  Laws to such  investment  and  whether an exemption  would be applicable  to the purchase and holding of the notes.  For further  information  see "ERISA
Considerations" in the accompanying prospectus.

                                                         S-48

                                                 UNDERWRITING

   Subject to the terms and conditions set forth in an underwriting  agreement (the "Class A Note  underwriting
agreement"),   the  depositor  has  agreed  to  sell  to  the  underwriters  named  below  (the  "Class A  Note underwriters"),  and each of the Class A Note  underwriters  has  severally  agreed to purchase,  the principal amount of Class A Notes set forth opposite its name below:

                   Class A Note Underwriters          Principal      Principal      Principal     Principal
                                                      Amount of      Amount of      Amount of     Amount of
                                                      Class A-1      Class A-2      Class A-3     Class A-4
                                                        Notes          Notes          Notes         Notes
            [Underwriter 1]......................    $[_____]      $[_____]       $[_____]       $[_____]
            [Underwriter 2]......................    $[_____]      $[_____]       $[_____]       $[_____]
            [Underwriter 3]......................    $[_____]      $[_____]       $[_____]       $[_____]
            [Underwriter 4]......................    $[_____]      $[_____]       $[_____]       $[_____]
            [Underwriter 5]......................    $[_____]      $[_____]       $[_____]       $[_____]
                              Total...............   $[_____]      $[_____]       $[_____]       $[_____]

   In the Class A Note  underwriting  agreement,  the Class A  Note  underwriters  have agreed,  subject to the terms and  conditions  therein,  to purchase  all of the Class A  Notes  offered  hereby if any of such Class A
Notes are  purchased.  The  depositor  has been  advised by the Class A  Note  underwriters  that they  propose initially to offer the Class A-1  Notes,  the Class A-2  Notes,  the Class A-3 Notes and the Class A-4 Notes to
the public at the prices set forth on the cover page of this prospectus  supplement,  and to certain dealers at those prices less a concession  not in excess of [_____]% per  Class A-1  Note,  [_____]% per  Class A-2  Note,
[_____]% per  Class A-3  Note and [_____]% per  Class A-4  Note.  The Class A Note  underwriters  may allow and those  dealers may reallow a concession  not in excess of [_____]% per Class A-1  Note,  [_____]% per Class A-2
Note,  [_____]%  per  Class A-3  Note and [_____]%  per  Class A-4  Note to certain  other  dealers.  After the initial public offering, those prices and concessions may be changed.

   Subject to the terms and conditions set forth in an underwriting  agreement (the "Class B Note  underwriting agreement" and together with the Class A note  underwriting  agreement,  the  "underwriting  agreements"),  the depositor has agreed to sell to [_____]  ("[Underwriter  1]") (the "Class B Note underwriter" and together with the Class A Note underwriters,  the  "underwriters"),  and the Class B Note underwriter has agreed to purchase, the entire principal amount of the Class B Notes.

   In the Class B Note underwriting  agreement,  the Class B Note underwriter has agreed,  subject to the terms and  conditions  therein,  to purchase all of the Class B Notes offered hereby if any of such Class B Notes are purchased.  The  depositor  has been  advised by the Class B  Note  underwriter  that it proposes to  initially offer the  Class B  Notes to the public at the price set forth  herein,  and to  certain  dealers at such price less a  concession  not in excess of [_____]% per Class B  Note.  The Class B  Note  underwriter  may allow and such dealers may reallow a concession  not in excess of [_____]%  per Class B  Note to certain  other  dealers.
After the initial public offering, such price and concession may be changed.

   Until the  distribution  of the notes is completed,  rules of the  Securities  and Exchange  Commission  may limit the ability of the  underwriters  and certain  selling  group  members to bid for and purchase the notes.
As an exception to these rules,  [Underwriter  1] and  [Underwriter  2]  ("[Underwriter  2]"), on behalf of the underwriters,  are permitted to engage in  over-allotment  transactions,  stabilizing  transactions,  syndicate covering  transactions  and penalty bids with respect to the notes in  accordance  with  Regulation M under the
Securities Exchange Act of 1934, as amended.

   Over-allotment  transactions  involve  syndicate  sales in  excess  of the  offering  size,  which  create a syndicate  short  position.  Stabilizing  transactions  permit  bids  to  purchase  the  notes  so  long as the stabilizing bids do not exceed a specified maximum.  Syndicate covering  transactions  involve purchases of the notes  in the open  market  after  the  distribution  has been  completed  in  order to cover  syndicate  short positions.  Penalty bids permit  [Underwriter  1] or  [Underwriter  2] to reclaim a selling  concession  from a syndicate  member  when the notes  originally  sold by that  syndicate  member  are  purchased  in a  syndicate covering transaction.

   Such over-allotment  transactions,  stabilizing  transactions,  syndicate covering  transactions and penalty bids may cause the  prices of the notes to be higher  than they  would  otherwise  be in the  absence  of those transactions.  Neither the issuing entity, the depositor,  Cat Financial, nor any of the underwriters makes any representation  or prediction as to the  direction or magnitude of any effect that the  transactions  described above  may  have  on the  price  of the  notes.  In  addition,  neither  the  issuing  entity,  the  depositor,
Cat Financial,  nor  any of  the  underwriters  represents  that  the  underwriters  will  engage  in any  such transactions or that those transactions, once commenced, will not be discontinued without notice.

   The underwriting  agreements  provide that the depositor and  Cat Financial  will indemnify the underwriters against  certain civil  liabilities,  including  liabilities  under the Securities Act of 1933, as amended,  or contribute to payments the several underwriters may be required to make in respect thereof.

                                                         S-49

   [Underwriter 3], an underwriter,  is an affiliate of the owner trustee. In addition,  in the ordinary course of their  business,  the  underwriters  and their  affiliates  have  engaged  and may in the  future  engage in investment banking or commercial banking transactions with the depositor and its affiliates.

   The  indenture  trustee and the owner  trustee,  on behalf of the issuing  entity,  may,  from time to time, invest the funds in the issuing entity accounts in eligible investments acquired from the underwriters.

   The closings of the sale of the notes and  certificates  are  conditioned on the closing of the sale of each other.

                                                LEGAL OPINIONS

   Certain  legal  matters  relating  to the notes and the  certificates  will be passed  upon for the  issuing entity, the depositor and the servicer by Orrick,  Herrington & Sutcliffe LLP, San Francisco,  California,  and
by Richards,  Layton & Finger,  Wilmington,  Delaware,  and for the  underwriters by Simpson Thacher & Bartlett llp,  New York,  New York.  Certain  federal  income tax and other  matters will be passed upon for the issuing entity and the depositor by Orrick,  Herrington & Sutcliffe LLP, San Francisco,  California.  Certain Tennessee
state tax matters  will be passed upon for the issuing  entity and the  depositor  by Waller  Lansden  Dortch &
Davis, LLP, Nashville, Tennessee.

                                                         S-50

                                                INDEX OF TERMS

   Set forth below is a list of the defined terms used in this  prospectus  supplement  and defined  herein and the pages on which the  definitions of these terms may be found.  Certain defined terms used in this prospectus supplement are defined in the accompanying prospectus. See "Index of Terms" in the accompanying prospectus.

                                                   Page                                                    Page
APR................................................S-36     Lease Scheduled Payments........................S-16
Certificate Balance................................S-36     Liquidated Receivable...........................S-35
Class A Note underwriters..........................S-46     Liquidation Proceeds............................S-35
Class A Note underwriting agreement................S-46     Net Excess Spread...............................S-37
Class A    Noteholders'    Interest    Carryover            Net Investment..................................S-16
   Shortfall.......................................S-36
Class A  Noteholders'   Interest   Distributable            Note Value......................................S-38
Amount.............................................S-36
Class A     Noteholders'     Monthly    Interest            Noteholders' Interest Distributable Amount......S-38
Distributable Amount...............................S-37
Class A-1 Note final scheduled distribution date...S-37     180-Day Receivable..............................S-38
Class A-1 Note rate................................S-10     Parties in Interest.............................S-44
Class A-2 Note final scheduled distribution date...S-37     over 60-day delinquency percentage..............S-38
Class A-2 Note rate................................S-31     Plan Asset Regulation...........................S-45
Class A-3 Note final scheduled distribution date...S-37     Plan Assets.....................................S-44
Class A-3 Note rate................................S-31     Plans...........................................S-44
Class A-4 Note final scheduled distribution date...S-37     Pool Balance....................................S-38
Class A-4 Note rate................................S-31     pool factor.....................................S-30
Class B Note final scheduled distribution date.....S-37     Principal.Distribution.Account..................S-34
Class B Note Rate..................................S-31     Principal.Distribution.Amount...................S-38
Class B Note underwriter...........................S-46     PTE.............................................S-44
Class B Note underwriting agreement................S-46     rating.agency...................................S-41
Class B    Noteholders'    Interest    Carryover            Realized Losses.................................S-38
Shortfall..........................................S-37
Class B  Noteholders'   Interest   Distributable            Receivables Pool................................S-16
Amount.............................................S-37
Class B     Noteholders'     Monthly    Interest            Regular Principal Distribution Amount...........S-38
Distributable Amount...............................S-37
Class B Note rate..................................S-31     Second Priority Principal Distribution Amount...S-38
Clearstream.........................................I-1     Servicing Fee...................................S-34
collection period..................................S-37     Servicing Fee Rate..............................S-34
Contract Balance...................................S-18     Similar Laws....................................S-45
CPR................................................S-26     special tax counsel.............................S-43
Cumulative Realized Losses.........................S-37     Specified Reserve Account Balance...............S-40
Custodian..........................................S-25     Static Pool Data................................S-24
cut-off date.......................................S-16     three month rolling over 60-day delinquency
                                                              percentage....................................S-38
determination date.................................S-35     Total Available Amount..........................S-35
Discount Factor....................................S-37     Total Distribution Amount.......................S-39
distribution date..................................S-31     Total Required Payment..........................S-39
DOL................................................S-44     transfer and servicing agreements...............S-34
DTC.................................................I-1     underwriters....................................S-46
ERISA..............................................S-44     underwriting agreements.........................S-46
Euroclear...........................................I-1     U.S. ISC Portfolio..............................S-22
First Priority Principal Distribution Amount.......S-37     U.S. Finance Lease Portfolio....................S-22
Global Notes........................................I-1     U.S. Portfolio..................................S-22
Initial Note Value.................................S-37     Write Down Amount...............................S-39
Initial Pool Balance...............................S-37
Issuing Entity.....................................S-3

                                                             S-51

                                                    ANNEX I

                                       GLOBAL CLEARANCE, SETTLEMENT AND
                                         TAX DOCUMENTATION PROCEDURES

   Except in certain  limited  circumstances,  the globally  offered  Caterpillar  Financial Asset Trust 20__-_
Class A-1 [_____]% Asset Backed Notes,  Class A-2 [_____]% Asset Backed Notes,  Class A-3 [_____]% Asset Backed
Notes,  Class A-4  [_____]% Asset Backed Notes and the Class B [_____]% Asset Backed Notes  (collectively,  the
"Global  Notes") will be  available  only in  book-entry  form.  Investors in the Class A  Notes may hold those
Global Notes  through any of The  Depository  Trust  Company  ("DTC"),  Clearstream  Banking,  societe  anonyme
("Clearsteam") or Euroclear Bank S.A./N.V.  ("Euroclear").  The Global Notes representing  interests in Class A
Notes will be tradeable as home market  instruments in both the European and U.S. domestic  markets.  Investors in Class B Notes may hold their Global Notes only through DTC.  Initial  settlement  and all  secondary  trades will settle in same-day funds.

   Secondary  market trading  between  investors in Class A Notes holding  Global Notes through  Clearsteam and
Euroclear  will be  conducted  in the  ordinary  way in  accordance  with  their  normal  rules  and  operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

   Secondary market trading between investors  holding Global Notes through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

   Secondary  cross-market  trading between Clearsteam or Euroclear and DTC participants  holding Class A Notes will be effected on a delivery  against  payment basis through the  respective  depositaries  of Clearsteam and
Euroclear (in that capacity) and as DTC participants.

   Non-U.S.  holders (as  described  below) of Global  Notes will be subject to U.S.  withholding  taxes unless those holders meet certain  requirements and deliver  appropriate U.S. tax documents to the securities clearing organizations or their participants.

   The Class B  Notes may not be  purchased  by persons  who are not United  States  Persons and any  purported transfer of an interest in a Class B Note to a person that is not a United  States  Person  shall be void.  The
Class B  Notes shall bear a legend  indicating  such  ownership  and transfer  restriction.  By acceptance of a
Class B Note, each Class B  noteholder shall be deemed to have represented and warranted to the depositor,  the issuing  entity and the  indenture  trustee that such  noteholder is a United States  Person.  In addition,  if requested by the depositor,  the issuing entity or the administrator,  an investor in the Class B Notes will be required to deliver to the  depositor an  affidavit  and related tax forms  certifying  generally to the effect that, under penalty of perjury, such investor is a United States Person.

Initial Settlement

   All  Global  Notes  will be held in  book-entry  form by DTC in the name of Cede & Co.  as  nominee  of DTC.
Investors'  interests in the Global Notes will be represented  through financial  institutions  acting on their behalf as direct and indirect  participants  in DTC. As a result,  Clearsteam and Euroclear will hold positions on  behalf  of their  participants  through  their  respective  depositaries,  which in turn  will  hold  those positions in accounts as DTC participants.

   Investors in Class A Notes  electing to hold their Global Notes through DTC (other than through  accounts at
Clearstream or Euroclear) will follow the settlement  practices  applicable to U.S. corporate debt obligations.
Investor  securities  custody  accounts will be credited with their holdings  against payment in same-day funds on the settlement date.

   Investors  electing to hold their Global Notes  through  Clearsteam  or Euroclear  accounts  will follow the settlement  procedures  applicable to conventional  eurobonds in registered form. Global Notes will be credited to the securities custody accounts on the settlement date against payment for value on the settlement date.

Secondary Market Trading

   Since the  purchaser  determines  the place of  delivery,  it is  important  to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that  settlement can be made on the desired value date.

   Trading between DTC  Participants.  Secondary market trading between DTC participants  will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

   Trading between  Clearsteam  and/or  Euroclear  Participants.  Secondary  market trading between  Clearsteam participants  or  Euroclear  participants  will be settled  using the  procedures  applicable  to  conventional eurobonds in same-day funds.

                                                             I-1

   Trading  between DTC seller and  Clearstream  customer or Euroclear  purchaser.  When Global Notes are to be transferred  from the  account of a DTC  participant  to the account of a  Clearstream  customer or a Euroclear participant,  the  purchaser  will  send  instructions  to  Clearstream  or  Euroclear  through  a  Clearstream participant  or Euroclear  participant at least one business day before  settlement.  Clearstream or Euroclear, as the case may be, will instruct  their  respective  depository  to receive the Global Notes against  payment.
Payment will then be made by the respective  depository to the DTC  participant's  account against  delivery of the Global Notes.

   After  settlement has been  completed,  the Global Notes will be credited to the respective  clearing system and by the  clearing  system,  in  accordance  with its  usual  procedures,  to the  Clearsteam  customer's  or
Euroclear  participant's account.  Credit for the Global Notes will appear the next day (European time) and the cash debit will be  back-valued  to, and the  interest  on the Global  Notes will accrue  from,  the value date
(which would be the  preceding  day when  settlement  occurred in New York).  If settlement is not completed on the  intended  value date (i.e.,  the trade  fails),  the  Clearsteam  or  Euroclear  cash debit will be valued instead as of the actual settlement date.

   Clearsteam  customers and Euroclear  participants  will need to make  available to the  respective  clearing systems the funds  necessary  to process  same-day  funds  settlement.  The most direct means of doing so is to pre-position  funds for  settlement,  either from cash on hand or existing  lines of credit,  as they would for any  settlement  occurring  within  Clearsteam  or  Euroclear.  Under  this  approach,  they may take on credit exposure to Clearsteam or Euroclear until the Global Notes are credited to their accounts one day later.

   As an  alternative,  if  Clearsteam  or  Euroclear  has  extended  a line  of  credit  to  them,  Clearsteam participants or Euroclear  participants  can elect not to  pre-position  funds and allow that credit line to be drawn upon to finance  settlement.  Under this procedure,  Clearsteam  participants  or Euroclear  participants purchasing  Global Notes would incur  overdraft  charges for one day,  assuming they cleared the overdraft when the Global Notes were credited to their accounts.  However,  interest on the Global Notes would accrue from the value date.  Therefore,  in many cases the  investment  income on the Global Notes  earned  during that one-day period may  substantially  reduce or offset the amount of those  overdraft  charges,  although this result will depend on each Clearsteam customer's or Euroclear participant's particular cost of funds.

   Since the  settlement  is taking place during New York business  hours,  DTC  participants  can employ their usual  procedures  for  sending  Global  Notes to the  respective  depository  for the  benefit  of  Clearsteam customers or Euroclear  participants.  The sale proceeds will be available to the DTC seller on the  settlement date.  Thus, to the DTC participant a cross-market  transaction will settle no differently than a trade between two DTC participants.

   Trading between  Clearstream or Euroclear  seller and DTC purchaser.  Due to time zone  differences in their
favor,   Clearstream   customers  and  Euroclear   participants  may  employ  their  customary  procedures  for transactions  in which  Global Notes are to be  transferred  by the  respective  clearing  system,  through the respective  depository to another DTC  participant.  The seller will send  instructions  to  Clearstream or the
Euroclear  operator  through a  Clearstream  participant  or  Euroclear  participant  at least one business day before  settlement.  In these cases,  Clearstream  or Euroclear will instruct  their  respective  depository to credit the Global Notes to the DTC  participant's  account against payment.  The payment will then be reflected in the amount of the Clearstream  customer or Euroclear  participant the following day, and receipt of the cash proceeds in the  Clearstream  customer's or Euroclear  participant's  account would be back-valued to the value date (which would be the preceding day, when settlement  occurred in New York). If the Clearstream  customer or
Euroclear  participant  has a line of credit  with its  respective  clearing  system and elects to draw on such line of credit in  anticipation  of  receipt  of the sale  proceeds  in its  account,  the  back-valuation  may substantially  reduce or offset any overdraft  charges incurred over that one-day period.  If settlement is not completed on the intended value date (i.e.,  the trade fails),  receipt of the cash proceeds in the Clearstream customer's or Euroclear participant's account would instead be valued as of the actual settlement date.

   Finally,  day traders that use Clearsteam or Euroclear and that purchase Global Notes from DTC  participants for  delivery  to  Clearsteam  customers  or  Euroclear  participants  should  note  that  these  trades  would automatically  fail on the sale side unless  affirmative  action was taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing  through  Clearsteam or Euroclear for one day,  until the purchase side of the day trade is reflected in their Clearsteam or Euroclear  accounts,  in accordance with the clearing system's customary procedures;

         (b)  borrowing  the Global  Notes in the U.S.  from a DTC  participant  no later than one day prior to settlement,  which would give the Global  Notes  sufficient  time to be  reflected  in their  Clearsteam  or
   Euroclear account in order to settle the sale side of the trade; or

         (c)  staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase  from  the DTC  participant  is at  least  one day  prior  to the  value  date  for the sale to the
   Clearsteam customer or Euroclear participant.

                                                             I-2

Certain U.S. Federal Income Tax Documentation Requirements

   A beneficial owner of Global Notes holding  securities  through  Clearstream or Euroclear (or through DTC if the holder has an address  outside  the U.S.) will be subject to the 30% U.S.  withholding  tax that  generally applies to  payments  of  interest  (including  original  issue  discount)  on  registered  debt issued by U.S.
Persons, unless:

o       each clearing  system,  bank or other financial  institution  that holds  customers'  securities in the ordinary  course of its trade or business in the chain of  intermediaries  between  that  beneficial owner  and the  U.S.  entity  required  to  withhold  tax  complies  with  applicable  certification requirements; and

o       that beneficial owner takes appropriate steps to obtain an exemption or reduced tax rate.

See "Federal Income Tax Consequences" in the accompanying prospectus.

                                                             I-3

                                                   ANNEX II

                                               STATIC POOL DATA

                                                            II-1

                                                   $[_____]

                                   CATERPILLAR FINANCIAL ASSET TRUST 20__-_

                                                   $[_____]
                                              Class A-1 [_____]%
                                              Asset Backed Notes

                                                   $[_____]
                                              Class A-2 [_____]%
                                              Asset Backed Notes

                                                   $[_____]
                                              Class A-3 [_____]%
                                              Asset Backed Notes

                                                   $[_____]
                                              Class A-4 [_____]%
                                              Asset Backed Notes

                                                   $[_____]
                                               Class B [_____]%
                                              Asset Backed Notes

                                                _______________

                                             PROSPECTUS SUPPLEMENT
                                                _______________

                                                [Underwriters]

No dealer,  salesperson  or other person is authorized  to give any  information  or to represent  anything not contained in this prospectus supplement or the accompanying  prospectus.  You must not rely on any unauthorized information or  representations.  This prospectus is an offer to sell only the notes offered  hereby,  but only under  circumstances  and in  jurisdictions  where it is lawful to do so.  The  information  contained  in this prospectus supplement or the accompanying prospectus is current only as of their respective dates.

Dealers will be required to deliver a prospectus  supplement and prospectus  when acting as underwriters of the notes offered  hereby and with respect to their unsold  allotments or  subscriptions.  In addition,  for ninety days following the date of this prospectus  supplement,  all dealers selling the notes offered hereby,  whether or not  participating  in this offering,  may be required to deliver a prospectus  supplement  and  prospectus, such  delivery  obligation  generally  may be satisfied  through the filing of the  prospectus  supplement  and prospectus with the Securities and Exchange Commission.

===============================================================================================================

                                           PART II

Item 14.       Other Expenses of Issuance and Distribution.

        The  following  is an  itemized  list of the  estimated  expenses  to be  incurred  in
connection  with  the  offering  of  the  securities   being  offered   hereunder  other  than
underwriting discounts and commissions.

Registration Statement Fee....................            $136,269.42
Printing and Engraving Expenses...............                    30,000
Trustee's Fees and Expenses...................                    67,000
Legal Fees and Expenses.......................                   450,000
Blue Sky Fees and Expenses....................                    30,000
Accountant's Fees and Expenses................                   300,000
Rating Agency Fees............................                   749,376
Miscellaneous Fees and Expenses...............                   194,500
                Total.........................             $1,957,145.42

_________

Item 15.       Indemnification of Directors and Officers.

        Each Sale and Servicing  Agreement will provide that any director,  officer,  employee or agent of the  Registrant  will be  indemnified by the Servicer from and against (a) certain liabilities arising in connection with the Financed  Equipment,  (b) taxes levied against such person in connection with the transaction  (including costs and expenses in defending  against the same) and (c) certain  liabilities  arising in connection with the Servicer's  negligence, willful misfeasance or bad faith in the performance of its duties.

        Chapter 78,  section  7502,  subsection  1 of the Business  Associations;  Securities;
Commodities  Law of the State of Nevada  empowers a  corporation  to indemnify  any person who was  or is a  party  or is  threatened  to be  made a  party  to any  threatened,  pending  or
completed   action,   suit  or  proceeding,   whether  civil,   criminal,   administrative  or
investigative,  except an action by or in the right of the corporation,  by reason of the fact that he is or was a  director,  officer,  employee or agent of the  corporation,  or is or was serving  at the  request of the  corporation  as a  director,  officer,  employee  or agent of another corporation partnership,  joint venture, trust or other enterprise,  against expenses, including  attorneys'  fees,  judgments,  fines and amounts  paid in  settlement  actually and reasonably  incurred by him in  connection  with the action,  suit or  proceeding if (i) he is not liable  pursuant to Chapter 78,  Section 138, which provides that a director or officer is entitled to rely on information,  opinions,  reports,  books of account or statements prepared or presented by directors,  officers or employees of the  corporation  reasonably  believed to be reliable and competent in the matters  presented,  by counsel,  public accountants or other persons  as to  matters  reasonably  believed  to be  within  the  preparer's  or  presenter's professional  or  expert  competence  or by a  properly  established  committee  on which  the relying  director or officer does not serve as to matters  within the  committee's  designated authority,  in each case so long as the  director or officer has no knowledge  concerning  the matter in question that would cause reliance  thereon to be  unwarranted,  or (ii) if he acted in good faith and in a manner  which he  reasonably  believed  to be in or not  opposed to the best  interests of the  corporation,  and, with respect to any criminal  action or proceeding, had no reasonable  cause to believe his conduct was unlawful.  The  termination of any action, suit  or  proceeding  by  judgment,  order,  settlement,  conviction,  or  upon a plea of nolo contendere or its  equivalent,  does not, of itself,  create a presumption  that the person is liable  pursuant  to  section  138 or did not act in  good  faith  and in a  manner  which  he reasonably  believed to be in or not opposed to the best  interests  of the  corporation,  and that,  with respect to any criminal action or proceeding,  he had reasonable  cause to believe that his conduct was unlawful.

                                               II-1

        Subsection 2 of section 7502  empowers a  corporation  to indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed action or suit by or in the right of the  corporation  to procure a  judgment  in its favor by reason  of  the  fact  that  he is or  was a  director,  officer,  employee  or  agent  of the corporation,  or is or was serving at the request of the  corporation as a director,  officer, employee  or  agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise  against  expenses,  including  amounts  paid in  settlement  and  attorneys'  fees actually and  reasonably  incurred by him in connection  with the defense or settlement of the action or suit if he is not liable  pursuant  to section  138 or if he acted in good faith and in a manner  which he  reasonably  believed to be in or not opposed to the best  interests  of the corporation.  Indemnification  may not be made for any claim,  issue or matter as to which such a person has been  adjudged by a court of competent  jurisdiction,  after  exhaustion  of all appeals  therefrom,  to be liable to the  corporation or for amounts paid in settlement to the  corporation,  unless  and only to the  extent  that the court in which the action or suit was brought or other court of  competent  jurisdiction  determines  upon  application  that in view of all the  circumstances  of the case, the person is fairly and  reasonably  entitled to indemnity for such expenses as the court deems proper.

        Subsection  3 of section  7502  further  provides  that to the extent that a director, officer,  employee or agent of a  corporation  has been  successful on the merits or otherwise in defense of any action,  suit or  proceeding  referred to in  subsections 1 and 2 of section
7502,  or in defense of any claim,  issue or matter  therein,  he must be  indemnified  by the corporation against expenses,  including  attorneys' fees, actually and reasonably incurred by him in connection with the defense.

        Chapter 78, Section 751, subsection 1 provides that any discretionary  indemnification pursuant to section 7502,  unless  ordered by a court or advanced  pursuant to subsection 2 of section 751, may be made by the  corporation  only as  authorized  in the specific case upon a determination that  indemnification of the director,  officer,  employee or agent is proper in the circumstances.  The determination must be made (i) by the  stockholders,(ii)  by the board of directors by a majority  vote of a quorum  consisting  of directors who were not parties to the action,  suit or proceeding,  (iii) if a majority vote of a quorum consisting of directors who were not  parties to the  action,  suit or  proceeding  so orders,  by  independent  legal counsel  in a  written  opinion,  or (iv) if a quorum  consisting  of  directors  who were not parties to the action,  suit or proceeding  cannot be obtained,  by independent  legal counsel in a written opinion.

        Subsection 2 of section 751 provides  that the articles of  incorporation,  the bylaws or an  agreement  made by the  corporation  may provide  that the  expenses  of  officers  and directors  incurred in defending a civil or criminal  action,  suit or proceeding must be paid by the  corporation  as they are  incurred  and in  advance  of the final  disposition  of the action,  suit or  proceeding,  upon receipt of an  undertaking by or on behalf of the director or  officer  to repay  the  amount  if it is  ultimately  determined  by a court of  competent jurisdiction  that he is not entitled to be indemnified by the  corporation.  Section 751 also provides  that the  indemnification  provided  in  Section  502 is not  deemed  exclusive  nor exclude any other rights to which an  indemnified  party may be entitled,  including,  without limitation, pursuant to the articles of incorporation or bylaws of the corporation.

        Article 6 of the  Articles of  Incorporation  of  Registrant  provides  that (i) every person who was or is a party to, or is  threatened  to be made a party to, or is  involved  in any action, suit or proceeding, whether civil, criminal,  administrative or investigative,  by reason of the fact that he,  or a person of whom he is the legal  representative,  is or was a director or officer of the  Registrant,  or is or was serving at the request of the Registrant as a director or officer of another  corporation,  or as its  representative in a partnership, joint  venture,  trust or other  enterprise,  shall be  indemnified  and held  harmless to the fullest  extent  legally  permissible  under the laws of the State of Nevada from time to time against all expenses,  liability and loss  (including  attorney's  fee,  judgments,  fines and amounts  paid  or to be  paid  in  settlement)  reasonably  incurred  or  suffered  by  him in connection  therewith,  (ii) such right of indemnification shall be a contract right which may be  enforced  in any  manner  desired by such  person,  (iii) the  expenses  of  officers  and directors  incurred in defending a civil or criminal  action,  suit or proceeding must be paid by the  Registrant  as they are  incurred  and in  advance  of the  final  disposition  of the action,  suit or  proceeding,  upon receipt of an  undertaking by or on behalf of the director or  officer  to repay  the  amount  if it is  ultimately  determined  by a court of  competent jurisdiction  that he is not entitled to be indemnified by the Registrant,  and that (iv) such right of  indemnification  shall not be  exclusive  of any other right  which such  directors, officers  or  representatives  may  have or  hereafter  acquire,  and,  without  limiting  the generality  of  such  statement,  they  shall  be  entitled  to  their  respective  rights  of indemnification  under any  By-law,  agreement,  vote of  stockholders,  provision  of law, or otherwise, as well as their rights under such Articles of Incorporation.

                                               II-2

        Furthermore,  such Articles of  Incorporation  provide that the Board of Directors may adopt By-laws from time to time with respect to  indemnification,  to provide at all times the fullest  indemnification  permitted  by the laws of the  State of  Nevada,  and may  cause the
Registrant  to  purchase  and  maintain  insurance  on  behalf of any  person  who is or was a director or officer of the  Registrant,  or is or was serving at the request of the Registrant as director or officer of another  corporation,  or as its  representative  in a  partnership, joint venture,  trust or other enterprise  against any liability  asserted against such person and  incurred  in any  such  capacity  or  arising  out of  such  status,  whether  or not the corporation would have the power to indemnify such person.

        Finally,  such Articles of  Incorporation  provide that the  indemnification  provided shall  continue  as to a person who has ceased to be a director,  officer,  employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

        In addition,  Article V of the by-laws of Caterpillar Inc. (the "Parent") provides, in effect,  to the extent and under the  circumstances  permitted by Chapter 78,  section 7502 of the Business  Associations;  Securities;  Commodities  Law of the State of Nevada,  the Parent
shall indemnify  directors,  officers,  employees and agents of the Parent, or persons serving at the  request  of the  Parent  as  directors,  officers,  employees  or  agents  of  another corporation  or  enterprise  against  loss and  expenses.  The  Registrant  believes  that the officers  and  directors  of the  Registrant  are serving at the request of the Parent and are therefore entitled to such indemnity from the Parent.

        Chapter 78, section 752 provides that a corporation  may purchase  insurance on behalf of any person who is or was a director,  officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation  as a director,  officer,  employee or agent of  another  corporation,  partnership,  joint  venture,  trust  or other  enterprise  for any liability  asserted against him and liability and expenses  incurred by him in his capacity as a director,  officer,  employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

        The Parent has purchased  liability  insurance of the type referred to in section 751.
Subject to a certain  specified  deductible  for each loss,  the policy covers the Parent with respect  to its  obligation  to  indemnify  directors  and  officers  of the  Parent  and  its wholly-owned direct and indirect  subsidiaries.  In addition,  the policy covers directors and officers of the Parent and its wholly-owned  direct and indirect  subsidiaries with respect to certain  liabilities which are not reimbursable by the Parent.  Subject to certain  exclusions from the  coverage,  the  insurance  provides for payment of loss in excess of the  applicable deductible  to an aggregate  specified  limit for each policy year.  Insurance  coverage  does not extend to certain  claims,  including  claims based upon or  attributable to the insured's gaining  personal  profit or advantage  to which he is not legally  entitled,  claims  brought about or contributed  to by the  dishonesty of the insured,  and claims under Section 16(b) of the Securities  Exchange Act of 1934 for an accounting of profits  resulting from the purchase or sale by the insured of the Parent's securities.

                                               II-3

Item 16.       Exhibits.

    1.1      Form of Underwriting Agreement for the Notes.
    3.1      Articles of Incorporation of Caterpillar Financial Funding Corporation.*
    3.2      By-laws of Caterpillar Financial Funding Corporation.*
    3.3      Form of Certificate of Trust of a Trust (included in Exhibit 4.2).
    4.1      Form of Indenture (including Form of Note).**
    4.2      Form of Trust Agreement.
    4.3      Form of Sale and Servicing Agreement.**
    5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.**
    8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters.**
    8.2      Opinion of Waller Lansden Dortch & Davis, LLC with respect to Tennessee tax matters.
    10.1     Form of Purchase Agreement.
    10.2     Form of Administration Agreement.
    10.3     Form of Custodial Agreement.
    23.1     Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).**
    23.2     Consent of Waller Lansden Dortch & Davis, LLP (included in its opinion filed as
             Exhibit 8.2).
    24.1     Powers of Attorney.**
_________

*      Incorporated by reference to the identically numbered Exhibit to Registrant's
Registration Statement on Form S-3 (No. 333-123328).

**     Previously Filed with this Registration Statement.

Item 17.       Undertakings.

        The undersigned Registrant on behalf of the Caterpillar Financial Asset Trusts (the
"Trusts") hereby undertakes as follows:

        (a)(1) To file,  during  any  period  in which  offers  or sales  are  being  made,  a post-effective amendment to this Registration Statement:

               (i)    to  include  any  prospectus   required  by  Section   10(a)(3)  of  the
        Securities Act of 1933;

               (ii)   to  reflect  in the  prospectus  any facts or events  arising  after the effective  date of the  Registration  Statement  (or the  most  recent  post-effective amendment  thereof) which,  individually or in the aggregate,  represent a fundamental change in the information  set forth in the  Registration  Statement.  Notwithstanding the foregoing,  any increase or decrease in volume of securities offered (if the total dollar value of  securities  offered would not exceed that which was  registered)  and any deviation from the low or high end of the estimated  maximum offering range may be reflected in the form of prospectus filed with the Commission  pursuant to Rule 424(b)
        if, in the  aggregate,  the  changes in volume and price  represent  no more than a 20 percent change in the maximum  aggregate  offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii)  to  include  any  material  information  with  respect  to the  plan  of distribution not previously  disclosed in the  Registration  Statement or any material change to such information in the Registration Statement;

                                               II-4

        provided,  however,  that paragraphs  (a)(1)(i),  (a)(1)(ii) and  (a)(1)(iii)  of this section  do not  apply  if the  Registration  Statement  is on  Form S-3  and the  information required to be included in a  post-effective  amendment  by those  paragraphs  is contained in reports  filed with or furnished to the  Commission by the  Registrant  pursuant to Section 13 or Section 15(d) of the  Securities  Exchange Act of 1934 that are  incorporated  by reference in this  Registration  Statement,  or is contained in a form of prospectus  filed  pursuant to
Rule 424(b) that is part of the Registration Statement; and

        provided further,  however,  that paragraphs  (a)(1)(i) and (a)(1)(ii) do not apply if the Registration  Statement is for an offering of asset-backed  securities on Form S-3 and the information  required to be included in a  post-effective  amendment  is provided  pursuant to
Item 1100(c) of Regulation AB.

           (2) That, for the purpose of determining  any liability under the Securities Act of
1933, each such  post-effective  amendment shall be deemed to be a new registration  statement relating to the securities  offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

           (3) To remove from  registration by means of a post-effective  amendment any of the securities being registered which remain unsold at the termination of the offering;

           (4) That for the purpose of determining  liability under the Securities Act of 1933 to any purchaser:

               If the Registrant is relying on Rule 430B:

                      (A)    Each prospectus filed by the Registrant pursuant to
               Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this
               Registration Statement; and

                      (B)    Each prospectus required to be filed pursuant to
               Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to
               Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of this Registration Statement relating to the securities in this Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this Registration
               Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this
               Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this
               Registration Statement or made in any such document immediately prior to such effective date; and

                                               II-5

           (5) That, for the purpose of determining liability of the Registrant under the
Securities Act of 1933 to any purchaser in the initial distribution of the securities:

               The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)     Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)   The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)    Any other communication that is an offer in the offering made by the undersigned
        Registrant to the purchaser.

        (b)    That,  for purposes of  determining  any liability  under the Securities Act of
1933,  each filing of the  Registrant's  annual  report  pursuant to Section 13(a) or 15(d) of the  Securities  Exchange  Act of 1934 (and,  where  applicable,  each  filing of an  employee benefit  plan's annual  report  pursuant to Section  15(d) of the  Securities  Exchange Act of
1934)  with  respect  to any Trust  that is  incorporated  by  reference  in the  Registration
Statement  shall be deemed  to be a new  registration  statement  relating  to the  securities offered  therein,  and the offering of such  securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)    That insofar as  indemnification  for liabilities  arising under the Securities
Act  of  1933  may  be  permitted  to  directors,  officers  and  controlling  persons  of the
Registrant pursuant to the foregoing provisions  described,  or otherwise,  the Registrant has
been  advised  that  in  the  opinion  of  the   Securities  and  Exchange   Commission   such
indemnification  is against  public policy as expressed in the  Securities Act of 1933 and is, therefore,  unenforceable.  In the  event  that  a  claim  for  indemnification  against  such liabilities  (other  than the  payment by the  Registrant  of  expenses  incurred or paid by a director,  officer or controlling  person of the  Registrant in the successful  defense of any action,  suit or proceeding) is asserted by such  director,  officer or controlling  person in connection with the securities being  registered,  the Registrant will,  unless in the opinion of its  counsel the matter has been  settled by  controlling  precedent,  submit to a court of appropriate  jurisdiction  the question whether such  indemnification  by it is against public policy  as  expressed  in the  Securities  Act of 1933  and  will  be  governed  by the  final adjudication of such issue.

                                               II-6

        (d) (1)That,  for purposes of  determining  any liability  under the Securities Act of
1933, the information  omitted from the form of prospectus filed as part of this  Registration
Statement  in  reliance  upon Rule 430A and  contained  in a form of  prospectus  filed by the
Registrant  pursuant  to Rule  424(b)(1)  or (4) or 497(h)  under the  Securities  Act of 1933 shall be  deemed  to be part of this  Registration  Statement  as of the time it was  declared effective.

           (2) That, for the purpose of determining  any liability under the Securities Act of
1933, each  post-effective  amendment that contains a form of prospectus shall be deemed to be a new registration  statement relating to the securities offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (e)    To file an application  for the purpose of determining  the  eligibility of the
Indenture  Trustee  for each Trust to act under  subsection  (a) of  Section  310 of the Trust
Indenture  Act of  1939 in  accordance  with  the  rules  and  regulations  prescribed  by the
Commission under Section 305(b)(2) of such Act.

        (f) That,  for purposes of  determining  any  liability  under the  Securities  Act of
1933,  each  filing of the annual  report  pursuant to Section  13(a) or Section  15(d) of the
Securities  Exchange  Act of 1934 of a third party that is  incorporated  by  reference in the
registration   statement  in  accordance  with  Item  1100(c)(1)  of  Regulation  AB  (17  CFR
229.1100(c)(1))  shall  be  deemed  to  be  a  new  registration  statement  relating  to  the securities  offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (g) That,  except  as  otherwise  provided  by  Item  1105  of  Regulation  AB (17 CFR
229.1105),  information  provided in response to that Item  pursuant to Rule 312 of Regulation
S-T (17 CFR 232.312)  through the specified  Internet  address in the  prospectus is deemed to be a part  of the  prospectus  included  in  the  registration  statement.  In  addition,  the undersigned  registrant  hereby  undertakes  to  provide to any person  without  charge,  upon request,  a copy of the  information  provided  in  response  to Item  1105 of  Regulation  AB pursuant to Rule 312 of Regulation S-T through the specified  Internet  address as of the date of the prospectus  included in the registration  statement if a subsequent update or change is made to the information.

                                               II-7

                                          SIGNATURES

        Pursuant to the  requirements of the Securities Act of 1933, the Registrant  certifies that it has reasonable  grounds to believe that it meets all current  requirements  for filing on Form S-3 and has duly caused  this  Amendment  No. 2 to the  Registration  Statement  to be
signed  on its  behalf  by the  undersigned,  thereunto  duly  authorized,  in the City of Las
Vegas, State of Nevada, on May 8, 2006.

                                            CATERPILLAR FINANCIAL FUNDING CORPORATION
                                                as originator of the Trusts and as Registrant

                                            By:     /s/ Steve W. Simonson
                                            Name:   Steve W. Simonson
                                            Title:  President

        Pursuant to the  requirements  of the Securities Act of 1933,  this Amendment No. 2 to the Registration  Statement has been signed on May 8, 2006 by the following  persons in the capacities indicated.

                       Signature                                            Title

    /s/ Steve W. Simonson*                                President and Director
Steve W. Simonson                                         (Principal Executive Officer)

    /s/ James A. Duensing*                                Treasurer
James A. Duensing                                         (Principal Financial Officer)

    /s/ Steven R. Elsesser*                               Chief Financial Officer
Steven R. Elsesser                                        (Principal Accounting Officer)

    /s/ David M. Shurson*                                 Director
David M. Shurson

    /s/ Janice George*                                    Director
Janice George

    /s/ Charles E. Mulloy III*                            Director
Charles E. Mulloy III

    /s/ Peter C. Wetherall*                               Director
Peter C. Wetherall

*By     /s/ Davis G. Reese
Davis G. Reese, Esq.
Attorney-In-Fact